UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CASI Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS OF

CASI PHARMACEUTICALS, INC.

Dear Stockholder:

You are cordially invited to the special meeting of stockholders (the “Special Meeting”) of CASI Pharmaceuticals, Inc., a Delaware corporation (the “Company”), to be held on March 20, 2023, at 9:00 a.m., (U.S. EST), at the Company’s office at 9620 Medical Center Drive, Suite 300, Rockville, Maryland 20850, United States. Only stockholders of record (for the purpose of the Special Meeting, including stockholders who have been our stockholders but not yet completed the corresponding exchange procedure after our reverse stock split in May 2022) at the close of business on February 10, 2023 are entitled to notice of and to vote at the Special Meeting.

At the Special Meeting, you will be asked to vote on the important matters described in the notice of Special Meeting and proxy statement/prospectus accompanying this letter. You will also have an opportunity to ask questions and receive information about the Company’s business.

The proxy statement/prospectus incorporates by reference the Company’s 2021 Annual Report and the Company’s Quarterly Report for nine months ended September 30, 2022. We encourage you to read such Annual Report and Quarterly Report. They include information on the Company’s operations as well as the Company’s financial statements.

One of the matters you will be asked to vote on at the Special Meeting is the adoption of an agreement and plan of merger, dated as of January 31, 2023 (the “Merger Agreement”), which included a plan of merger required to be filed with the Registrar of Companies of the Cayman Islands, substantially in the form as attached as Annex A to the Merger Agreement (the “Plan of Merger”). The Merger Agreement provides for a redomicile of the Company to the Cayman Islands by way of a merger of the Company into CASI Pharmaceuticals Holdings, Inc., a company incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of the Company (“CASI Cayman”) (the “Redomicile Merger”). In connection with the Redomicile Merger, each share of the Company’s common stock will be converted into the right to receive one ordinary share of CASI Cayman, and CASI Cayman will issue to each holder of such right that number of ordinary shares in CASI Cayman, par value US$0.0001 per share, credited as fully paid, to which such holder is entitled. Upon the completion of the Redomicile Merger, the former stockholders of the Company will become the legal owners of the shares of CASI Cayman, and CASI Cayman, together with its subsidiaries, will own and continue to conduct our business in substantially the same manner as is currently being conducted by the Company and its subsidiaries. CASI Cayman will be managed by the directors and officers appointed pursuant to the Plan of Merger.

As further explained in the accompanying proxy statement/prospectus, our board of directors (the “Board of Directors”) expects that the reorganization of the Company’s corporate structure, which will be facilitated by the approval of the Redomicile Merger, will result in the following benefits:

•	reduction of our operational, administrative, legal and accounting costs over the long term through the reduction of our reporting obligations and related expenses because CASI Cayman is expected to qualify as a “foreign private issuer” under the rules and regulations of the Securities and Exchange Commission (“SEC”) and be exempt from certain rules under the Securities Exchange Act of 1934, as amended (“Exchange Act”), that would otherwise apply if CASI Cayman were a company incorporated in the United States or did not meet the other conditions to qualify as a foreign private issuer, which is in line with the Company’s current business and operations, the majority of which are conducted outside of the United States; and

•	alignment of our structure with our international corporate strategy, which structure would more closely align with those of other companies operating in the same industry in China.

We have chosen to redomicile under the laws of the Cayman Islands because of its political and economic stability, effective judicial system, absence of exchange control or currency restrictions and availability of professional and support services.

The Redomicile Merger cannot be completed unless the proposal to adopt the Merger Agreement and the Plan of Merger is approved by the holders of a majority of the Company’s outstanding shares of common stock. There are a number of risks which you should be aware of in considering whether to vote in favor of the proposal to approve the Merger Agreement and the Plan of Merger. The accompanying proxy statement/prospectus contains important information about the Merger Agreement and the Plan of Merger and related Redomicile Merger and the risks associated thereto and we encourage you to read it. In particular, you should carefully consider the discussion in the section of the proxy statement/prospectus entitled “Risk Factors and Caution Regarding Forward-Looking Statements” beginning on page 17.

After the Redomicile Merger, CASI Cayman, as successor to the Company, will continue to be treated as a U.S. corporation for U.S. federal income tax purposes. We intend the Redomicile Merger to qualify as a reorganization for U.S. federal income tax purposes. Assuming the Redomicile Merger qualifies as a reorganization, stockholders of the Company will not recognize gain or loss for U.S. federal income tax purposes as a result of the Redomicile Merger. For a more detailed discussion of U.S. federal income tax considerations for stockholders, please see the section entitled “Proposal One — The Merger Proposal — Taxation — United States Taxation” beginning on page 82. We urge you to consult your own tax advisor regarding the particular tax consequences of the Redomicile Merger to you.

We expect the ordinary shares of CASI Cayman to be listed on the Nasdaq under the symbol “CASI,” the same symbol under which your shares of common stock in CASI are currently listed and traded. Currently, there is no established public trading market for the ordinary shares of CASI Cayman.

Your vote is important. Whether or not you expect to attend the Special Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

Sincerely,
/s/ Wei-Wu He
Dr. Wei-Wu He
Chairman and CEO

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR ANY OF THE SECURITIES TO BE ISSUED IN THE BUSINESS COMBINATION, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

This proxy statement/prospectus is dated February 13, 2023 and is first being mailed to the Company’s shareholders on or about February 16, 2023.

ADDITIONAL INFORMATION

This proxy statement/prospectus incorporates important business and financial information about CASI that is not included in this proxy statement/prospectus. This information is available to you without charge upon written or oral request. If you would like to receive any of the additional information, please contact CASI’s proxy solicitor Georgeson at (866) 413-5901 (toll free).

To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Special Meeting, or no later than March 13, 2023.

Notice of Special Meeting of Stockholders of CASI Pharmaceuticals, Inc.

To Be Held on March 20, 2023

TO THE SHAREHOLDERS OF CASI PHARMACEUTICALS, INC.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders of CASI Pharmaceuticals, Inc. (“CASI” or “Company”), a Delaware corporation, will be held at 9:00 a.m., (U.S. EST), on March 20, 2023 at the Company’s office at 9620 Medical Center Drive, Suite 300, Rockville, Maryland 20850, United States (the “Special Meeting”). The Special Meeting will be held for the following purposes:

1. The Merger Proposal - to approve and adopt the agreement and plan of merger (the “Merger Agreement”) by and between the Company and CASI Pharmaceuticals Holdings, Inc., an exempted company incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of the Company (“CASI Cayman”), which includes a plan of merger required to be filed with the Registrar of Companies of the Cayman Islands, substantially in the form as attached as Annex A to the Merger Agreement (the “Plan of Merger”), pursuant to which the Company will merge with and into CASI Cayman, with CASI Cayman as the surviving company upon the merger becoming effective, and whereby each issued and outstanding share of the common stock of the Company will be converted into the right to receive one ordinary share, par value US$0.0001 each, of CASI Cayman, credited as fully paid (the “Redomicile Merger”).

2. The Adjournment Proposal - to consider and vote on any proposal to adjourn the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement and the Redomicile Merger at the time of the Special Meeting; and

3. Other Business - to transact any other business that may properly come before the Special Meeting.

The items of business listed above are more fully described elsewhere in the proxy statement/prospectus. Whether or not you intend to attend the Special Meeting, we urge you to read the proxy statement/prospectus in its entirety, including the annexes, before voting. IN PARTICULAR, WE URGE YOU TO CAREFULLY READ THE SECTION IN THE PROXY STATEMENT/PROSPECTUS ENTITLED “RISK FACTORS AND CAUTION REGARDING FORWARD-LOOKING STATEMENTS.”

Only holders of record of CASI shares of common stock (for the purpose of the Special Meeting, including stockholders who have been our stockholders but not yet completed the corresponding exchange procedure after our reverse stock split in May 2022) at the close of business on February 10, 2023 (the “Record Date”) are entitled to notice of the Special Meeting and to vote and have their votes counted at the Special Meeting and any adjournments or postponements of the Special Meeting.

After careful consideration, CASI’s board of directors (the “Board of Directors”) has determined that each of the proposals listed is advisable to and in the best interests of CASI and its stockholders and recommends that you vote or give instruction to vote “FOR” each of the proposals set forth above.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Special Meeting, please complete, sign, date and return the enclosed proxy card as soon as possible in the envelope provided. Submitting a proxy now will NOT prevent you from being able to attend and vote in person at the Special Meeting. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly voted and counted.

This Notice and proxy statement/prospectus and CASI’s 2021 Annual Report and Quarterly Report for nine months ended September 30, 2022 are available online at https://www.casipharmaceuticals.com/investor-relations/sec-filings.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors

Dr. Wei-Wu He

Chairman and CEO

 February 13, 2023

TABLE OF CONTENTS

PAGES

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The questions and answers below highlight only selected information set forth elsewhere in this proxy statement/prospectus and only briefly address some commonly asked questions about the Special Meeting and the proposals to be presented at the Special Meeting. The following questions and answers do not include all the information that may be important to CASI stockholders. CASI stockholders are urged to carefully read this entire proxy statement/prospectus, including the annexes and the other documents referred to herein, to fully understand the proposed Redomicile Merger and the voting procedures for the Special Meeting.

Q: What is this proxy statement/prospectus?

A: You have received this proxy statement/prospectus because our Board of Directors is soliciting your proxy to vote your shares of common stock at the Special Meeting. This proxy statement/prospectus includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares.

Q: What is the purpose of the Special Meeting?

A: At the Special Meeting, our stockholders will act upon the matters described in this proxy statement/prospectus. These actions include the adoption of the Merger Agreement and approval of the Redomicile Merger. An additional purpose of the Special Meeting is to transact any other business that may properly come before the Special Meeting and any and all adjournments or postponements of the Special Meeting.

Q: Who can attend the Special Meeting and is entitled to vote?

A: All stockholders of record at the close of business on February 10, 2023, which date is the Record Date for the Special Meeting, or their duly appointed proxies, may attend the Special Meeting. Only stockholders of record (for the purpose of the Special Meeting, including stockholders who have been our stockholders but not yet completed the corresponding exchange procedure after our reverse stock split in May 2022) at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. Holders of common stock as of the Record Date are entitled to one vote for each share held for each of the proposals. No other class of voting securities is outstanding on the date of mailing of this proxy statement/prospectus.

Q: What proposals will be voted on at the Special Meeting?

A: Stockholders will vote on two proposals at the Special Meeting:

•	the approval and adoption of the Merger Agreement by and between the Company and CASI Cayman, an exempted company incorporated under the laws of the Cayman Islands and a wholly owned subsidiary of the Company, which includes the Plan of Merger required to be filed with the Registrar of Companies of the Cayman Islands, substantially in the form as attached as Annex A to the Merger Agreement, pursuant to which the Company will merge with and into CASI Cayman, with CASI Cayman as the surviving company upon the Redomicile Merger becoming effective, and whereby each issued and outstanding share of the common stock of the Company will be converted into the right to receive one ordinary share of CASI Cayman, credited as fully paid; and

•	the approval of the adjournment of the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement and Redomicile Merger at the time of the Special Meeting.

This proxy statement/prospectus contains important information about the proposed Redomicile Merger. Shareholders should read it carefully.

The vote of shareholders is important. Regardless of how many shares you own, you are encouraged to vote as soon as possible after carefully reviewing this proxy statement/prospectus.

Q: What are the Board of Director’s recommendations?

A: The Board of Directors recommends that you vote FOR each proposal.

Q: Will there be any other business on the agenda?

A: The Board of Directors knows of no other matters that are likely to be brought before the Special Meeting. If any other matters properly come before the Special Meeting, however, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Special Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Q: How do I vote my shares?

A: You may either vote by mail or in person at the Special Meeting. To vote by mail, please sign your proxy card and mail it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted in accordance with your instructions. If you return a signed card but do not provide voting instructions, your shares will be voted based on the recommendations of the Board of Directors. We will pass out written ballots to anyone who wants to vote at the Special Meeting. If you hold your shares through a brokerage account and do not have a physical share certificate, you must request a legal proxy from your stockbroker in order to vote at the Special Meeting.

Q: What constitutes a quorum?

A: A quorum is the presence, in person or by proxy, of the holders of a majority of the shares of the common stock entitled to vote. Under Delaware law, abstaining votes are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the Special Meeting.

Q: What is required to approve each item?

A: For Proposal No. 1 (the Merger Proposal), the majority of the outstanding shares of the Company’s common stock must vote “For” the proposal.

For Proposal No. 2 (the Adjournment Proposal), the majority of the outstanding shares of the Company’s common stock present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal must vote “For” the proposal.

Q: How will shares of common stock represented by properly executed proxies be voted?

A: All shares of common stock represented by proper proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If you do not provide voting instructions, your shares will be voted in accordance with the Board of Directors’ recommendations as set forth herein. In addition, if any other matters properly come before the Special Meeting, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Special Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Q: Can I change my vote after I have delivered my proxy?

A: Yes. You may revoke your proxy at any time before its exercise. You may also revoke your proxy by voting in person at the Special Meeting. If your shares are held in street name, you must contact your brokerage firm or bank to change your vote or obtain a proxy to vote your shares if you wish to cast your vote in person at the Special Meeting.

Q: How do I learn the results of the voting at the Special Meeting?

A: The preliminary voting results will be announced at the Special Meeting. The final results will be published in our current report on Form 8-K to be filed with the SEC within four business days after the date of the Special Meeting, provided that the final results are available at such time. In the event the final results are not available within such time period, the preliminary voting results will be published in our current report on Form 8-K to be filed within such time period, and the final results will be published in an amended current report on Form 8-K/A to be filed within four business days after the final results are available.

Q: What is the Redomicile Merger?

A: Under the Merger Agreement and Plan of Merger, the Company will merge with and into CASI Cayman, with CASI Cayman as the surviving company and changing its name to CASI Pharmaceuticals, Inc. upon the Redomicile Merger becoming effective. Upon consummation of the Redomicile Merger, each share of the Company’s common stock will be converted into the right to receive one ordinary share of CASI Cayman, credited as fully paid, which ordinary shares will be issued by CASI Cayman in connection with the Redomicile Merger. Following the Redomicile Merger, CASI Cayman, together with its subsidiaries, will own and continue to conduct our business in substantially the same manner as it is currently being conducted by the Company and its subsidiaries. CASI Cayman will be managed by the directors and officers appointed pursuant to the Plan of Merger.

Q: Why does the Company want to engage in the Redomicile Merger?

A: We expect that the Redomicile Merger will, among other things, result in a reduction in operational, administrative, legal and accounting costs over the long term and more closely align our structure with our international corporate strategy. However, there can be no assurance that following the Redomicile Merger we will be able to realize these expected benefits for the reasons discussed in the section entitled “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to the Redomicile Merger — The expected benefits of the Redomicile Merger may not be realized.”

Q: Will the Redomicile Merger affect current or future operations?

A: We expect that the Redomicile Merger will not have a material impact on how we conduct day-to-day operations and the new corporate structure will not change our future operational plans to grow our business. The location of future operations will depend on the needs of the business, which will be determined without regard to our jurisdiction of incorporation.

Q: Will CASI Cayman be treated differently from the Company for U.S. federal income tax purposes?

A: After the Redomicile Merger, CASI Cayman, as successor to the Company, will continue to be treated as a U.S. corporation for U.S. federal income tax purposes. Accordingly, CASI Cayman will continue to be subject to U.S. federal income taxes, and dividends paid by CASI Cayman to its non-U.S. stockholders will continue to be subject to U.S. withholding taxes, as if it were incorporated in Delaware.

Q: Is the Redomicile Merger taxable to me?

A: We intend the Redomicile Merger to qualify as a reorganization for U.S. federal income tax purposes. Assuming the Redomicile Merger qualifies as a reorganization, a U.S. Holder (as defined in “Proposal One — The Merger Proposal — Taxation — United States Taxation”) will not recognize any gain or loss for U.S. federal income tax purposes upon receipt of CASI Cayman ordinary shares in the Redomicile Merger. A U.S. Holder will have an adjusted tax basis in the CASI Cayman ordinary shares received in the Redomicile Merger equal to the adjusted tax basis of the Company common stock surrendered by such U.S. Holder in the Redomicile Merger. The holding period for CASI Cayman ordinary shares received in the Redomicile Merger will include the holding period for the Company common stock surrendered therefor. Please see the section entitled “Proposal One — The Merger Proposal — Taxation — United States Taxation”.

THE TAX TREATMENT OF THE REDOMICILE MERGER UNDER STATE OR LOCAL LAW WILL DEPEND ON THE JURISDICTION. WE URGE YOU TO CONSULT YOUR OWN TAX ADVISOR PRIOR TO CONSENTING REGARDING THE PARTICULAR TAX CONSEQUENCES OF THE REDOMICILE MERGER TO YOU.

Q: Has the U.S. Internal Revenue Service rendered a ruling on any aspects of the Redomicile Merger?

A: No ruling has been requested from the U.S. Internal Revenue Service (the “IRS”) in connection with the Redomicile Merger.

Q: When do you expect to complete the Redomicile Merger?

A: If the adoption of the Merger Agreement is approved by our stockholders, we anticipate that the Redomicile Merger will become effective during the first quarter of 2023, although the Redomicile Merger may be abandoned by our Board of Directors prior to its completion. Please see the section entitled “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to the Redomicile Merger — Our Board of Directors may choose to defer or abandon the Redomicile Merger.”

Q: What types of information and reports will CASI Cayman make available to shareholders following the Redomicile Merger?

A: Following completion of the Redomicile Merger, CASI Cayman is expected to qualify as a “foreign private issuer” under the rules and regulations of the SEC. CASI Cayman will remain subject to the provisions of the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act. However, as a foreign private issuer, CASI Cayman will be exempt from certain rules under the Securities Exchange Act of 1934, as amended (“Exchange Act”), that would otherwise apply if CASI Cayman were a company incorporated in the United States or did not meet the other conditions to qualify as a foreign private issuer. For example:

•	CASI Cayman may include in its SEC filings financial statements prepared in accordance with generally accepted accounting principles in the United States, or U.S. GAAP, or with the International Financial Reporting Standards, or IFRS, as issued by the International Accounting Standards Board, or IASB, without reconciliation to U.S. GAAP;

•	CASI Cayman will not be required to provide as many Exchange Act reports, or as frequently or as promptly, as U.S. companies with securities registered under the Exchange Act. For example, CASI Cayman will not be required to file current reports on Form 8-K within four business days from the occurrence of specific material events. Instead, CASI Cayman will need to promptly furnish reports on Form 6-K any information that CASI Cayman (a) makes or is required to make public under the laws of the Cayman Islands, (b) files or is required to file under the rules of any stock exchange, or (c) otherwise distributes or is required to distribute to its shareholders. Unlike Form 8-K, there is no precise deadline by which Form 6-K must be furnished. In addition, CASI Cayman will not be required to file its annual report on Form 10-K, which may be due as soon as 60 days after its fiscal year end. As a foreign private issuer, CASI Cayman will be required to file an annual report on Form 20-F within four months after its fiscal year end;

•	CASI Cayman will not be required to provide the same level of disclosure on certain issues, such as executive compensation;

•	CASI Cayman will be exempt from filing quarterly reports under the Exchange Act with the SEC;

•	CASI Cayman will not be subject to the requirement to comply with Regulation FD, which imposes certain restrictions on the selected disclosure of material information;

•	CASI Cayman will not be required to comply with the sections of the Exchange Act regulating the solicitation of proxies, consents or authorizations in respect of a security registered under the Exchange Act; and

•	CASI Cayman will not be required to comply with Section 16 of the Exchange Act requiring insiders to file public reports of their stock ownership and trading activities and establishing insider liability for profits realized from any “short-swing” trading transaction.

Accordingly, after the completion of the Redomicile Merger, if you hold CASI Cayman shares, you may receive less information about CASI Cayman and its business than you currently receive with respect to the Company and be afforded less protection under the U.S. federal securities laws than you are entitled to currently.

If CASI Cayman loses its status as a foreign private issuer at some future time, then it will no longer be exempt from such rules and, among other things, will be required to file periodic reports and financial statements as if it were a company incorporated in the U.S. The costs (including operational, administrative, legal and accounting costs) incurred in fulfilling these additional regulatory requirements could be substantial. Please see the sections entitled “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to the Redomicile Merger — The expected benefits of the redomicile merger may not be realized.”

Q: Do I have to take any action to exchange my common stock in the Company to receive ordinary shares of CASI Cayman?

A: Each share of the Company’s common stock registered in your name or which you beneficially own through your broker will be converted into the right to receive one CASI Cayman ordinary share, credited as fully paid, and such CASI Cayman ordinary shares will be registered in your name (or your broker’s name, as applicable) in CASI Cayman’s register of members upon completion of the Redomicile Merger. Upon completion of the Redomicile Merger, only registered shareholders reflected in CASI Cayman’s register of members will have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, CASI Cayman ordinary shares registered in their respective names. Any attempted transfer of the Company’s common stock prior to the Redomicile Merger that is not properly documented and reflected in the stock records maintained by the Company’s transfer agent as of immediately prior to the effective time of the Redomicile Merger (the “Effective Time”) will not be reflected in holdings of CASI Cayman’s ordinary shares upon completion of the Redomicile Merger. If you hold your shares of the Company’s common stock in an account with a broker or other securities intermediary, you will receive delivery of ordinary shares in your account with that same broker or other securities intermediary.

If you hold the Company’s common stock in certificated form, you may exchange your common stock certificates of the Company for CASI Cayman ordinary shares in certificated form following the Redomicile Merger. We will request that all of the Company’s stock certificates be returned to CASI’s transfer agent following the Redomicile Merger. Shortly following the closing of the Redomicile Merger, you will be sent a letter of transmittal from our exchange agent. It is expected that, prior to the Effective Time, American Stock Transfer & Trust Company will be appointed as our exchange agent for the Redomicile Merger. The letter of transmittal will contain instructions explaining the procedure for surrendering your stock certificates in the Company to receive CASI Cayman ordinary shares in certificated form. YOU SHOULD NOT RETURN STOCK CERTIFICATES WITH THE ENCLOSED PROXY CARD. CASI Cayman’s current transfer agent is American Stock Transfer & Trust Company which will continue to serve as the transfer agent for CASI Cayman ordinary shares after the Effective Time.

Q: What happens to the Company’s stock options and other equity awards at the effective time of the Redomicile Merger?

A: At the Effective Time, all outstanding options to purchase shares of the Company’s common stock granted or issued prior to the Effective Time and all other outstanding equity awards granted under our equity compensation plans to directors, employees and consultants, as applicable, will entitle the holder to purchase or receive, or receive payment based on, as applicable, an equal number of CASI Cayman ordinary shares. Upon the Effective Time, all existing equity compensation plans of the Company, as may be amended, will be adopted and assumed by CASI Cayman. We do not anticipate an increase to the total number of shares underlying options and awards outstanding under our assumed equity compensation plans or shares otherwise issuable thereunder. Future awards would be subject to and governed by the terms of our assumed equity compensation plans and any agreements entered into pursuant thereto.

Q: Can I trade my common stock in the Company before the Redomicile Merger is completed?

A: Yes. Common stock in the Company will continue to be listed on the NASDAQ Capital Market through the last trading day prior to the date of completion of the Redomicile Merger, which is anticipated to take place during the first quarter of 2023.

Q: After the Redomicile Merger, where can I trade my CASI Cayman ordinary shares?

A: The Company and CASI Cayman are in the process of applying for listing of the ordinary shares of CASI Cayman with the NASDAQ Capital Market (“Nasdaq”) and hope to complete that process concurrent with the consummation of the Redomicile Merger.

Q: How will my rights as a shareholder of CASI Cayman change after the Redomicile Merger relative to my rights as a stockholder of the Company prior to the Redomicile Merger?

A: Because of differences between Delaware law and Cayman Islands law and differences between the governing documents of the Company and CASI Cayman, we are unable to adopt governing documents for CASI Cayman that are identical to the governing documents for the Company. CASI Cayman’s proposed amended and restated memorandum and articles of association differs from the Company’s bylaws and certificate of incorporation, both in form and substance, and the rights of shareholders of CASI Cayman will change relative to your rights as a stockholder of the Company as a result of the Redomicile Merger and you may not be afforded as many rights as a shareholder of CASI Cayman under applicable laws and CASI Cayman’s amended and restated memorandum and articles of association as you had as a stockholder of the Company under applicable laws and the Company’s certificate of incorporation and bylaws. Please see the sections entitled “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to the Redomicile Merger — Your rights as a stockholder of the Company will change as a result of the Redomicile Merger and you may not be afforded as many rights as a shareholder of CASI Cayman under applicable laws and CASI Cayman’s amended and restated memorandum and articles of association as you were as a stockholder of the Company under applicable laws and the Company’s certificate of incorporation and bylaws,” “Description of Share Capital of CASI Cayman,” and “Comparison of Rights under Delaware and Cayman Islands Laws.” Additionally, as a foreign private issuer, CASI Cayman will be permitted to follow corporate governance practices in accordance with Cayman Islands laws.

Q: Do I have Dissenters’ Rights?

A: In connection with the Redomicile Merger, our stockholders will not have dissenters’ rights under the Delaware General Corporation Law (“DGCL”). Please see the section entitled “Comparison of Rights under Delaware and Cayman Islands Laws.”

SUMMARY OF THE PROXY STATEMENT/PROSPECTUS

The following summary highlights selected information from this proxy statement/prospectus and may not contain all of the information that is important to you. To better understand the Merger Agreement, including the Redomicile Merger and other transactions contemplated thereby, you should carefully read this entire proxy statement/prospectus, including the Merger Agreement attached as Annex A to this proxy statement/prospectus and the Plan of Merger attached as Annex A to the Merger Agreement. For purposes of this proxy statement/prospectus, the term “Merger Agreement” will refer to the Merger Agreement, as the same may be amended.

The Redomicile Merger

The Parties to the Merger Agreement and the Plan of Merger

CASI Pharmaceuticals, Inc. The Company is a biopharmaceutical company focused on developing and commercializing innovative therapeutics and pharmaceutical products in China, the United States, and throughout the world. The Company is focused on acquiring, developing and commercializing products that augment its hematology/oncology therapeutic focus as well as other areas of unmet medical need. The Company is executing its plan to become a biopharmaceutical leader by launching medicines in the greater China market, leveraging its China-based regulatory, clinical and commercial competencies and its global drug development expertise. The mailing address of the Company’s principal executive office is 9620 Medical Center Drive, Suite 300, Rockville, Maryland 20850, U.S., and its phone number is (240) 864-2600. The Company’s corporate website address is https://casipharmaceuticals.com/investor-relations/. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement/prospectus.

CASI Pharmaceuticals Holdings, Inc.  CASI Cayman is a newly formed exempted company incorporated under the laws of the Cayman Islands and currently a wholly-owned subsidiary of the Company. An “exempted” company under the laws of the Cayman Islands is one which receives such registration as a result of satisfying the Registrar of Companies in the Cayman Islands that it conducts its operations mainly outside of the Cayman Islands and is as a result exempted from complying with certain provisions of the Companies Act of the Cayman Islands (As Revised), such as the general requirement to file an annual return of its shareholders with the Registrar of Companies, and is permitted flexibility in certain matters, such as the ability to register by way of continuation in another jurisdiction and be deregistered in the Cayman Islands. CASI Cayman does not have a significant amount of assets or liabilities and has not engaged in any business since its incorporation other than activities associated with its anticipated participation in the Redomicile Merger. The mailing address of CASI Cayman is 1701-1702, China Central Office Tower 1, No. 81 Jianguo Road Chaoyang District, Beijing, 100025, People’s Republic of China, and its phone number is +86 (10) 6508 6063.

Background and Reasons for the Redomicile Merger

The Company believes that the Redomicile Merger, which would change its place of incorporation from Delaware to the Cayman Islands, (i) would allow the Company to reduce operational, administrative, legal and accounting costs over the long term because CASI Cayman is expected to qualify as a foreign private issuer and be exempt from certain rules under the Exchange Act, which is in line with the Company’s current business and operations, the majority of which are conducted outside of the United States, and (ii) will more closely align the Company’s structure with our international corporate strategy. In reaching its decision to approve the Merger Agreement, the Board of Directors identified several potential benefits to the Company’s stockholders, which are described under “The Merger Agreement — Background and Reasons for the Redomicile Merger.” Please also see the section entitled “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to the Redomicile Merger” for a description of certain risks associated with the Redomicile Merger.

The Merger Agreement

A copy of the Merger Agreement is attached as Annex A to this proxy statement/prospectus. The Company encourages you to read the entire Merger Agreement, including the Plan of Merger attached as Annex A to the Merger Agreement, carefully as it is the principal document governing the Redomicile Merger.

CASI Cayman Ordinary Shares

If the Redomicile Merger is completed, each share of the Company’s common stock shall convert into the right to receive one ordinary share of CASI Cayman, credited as fully paid, which ordinary share will be issued by CASI Cayman in connection with the Redomicile Merger. Following the Redomicile Merger, the former stockholders of the Company will become holders of CASI Cayman ordinary shares, and CASI Cayman, together with its subsidiaries, will own and continue to conduct our business in substantially the same manner as is currently being conducted by the Company and its subsidiaries.

Treatment of the Company’s Options, Warrants and Convertible Securities

In connection with the Redomicile Merger, each outstanding option, warrant or convertible security exercisable or convertible into common stock of the Company will be assumed by CASI Cayman and will become an option, warrant or convertible security exercisable or convertible into an equal number of ordinary share(s) of CASI Cayman under the same terms and conditions.

Overview of the Merger Agreement

The Company and CASI Cayman are required to complete the Redomicile Merger only if certain customary conditions are satisfied or waived, including, among others, the registration statement on Form F-4, of which this proxy statement/prospectus is a part, being declared effective by the SEC, ordinary shares of CASI Cayman is approved to be listed on the Nasdaq and the Merger Agreement and Plan of Merger being approved by the Company’s stockholders.

Board of Directors and Management of the CASI Cayman Following the Redomicile Merger

Following the Redomicile Merger, CASI Cayman will be managed by the directors and officers appointed pursuant to the Plan of Merger.

Accounting Treatment

The Redomicile Merger will be accounted for as a legal reorganization with no change in ultimate ownership interest immediately before and after the transaction. Accordingly, all assets and liabilities will be recorded at historical cost as an exchange between entities under common control.

Dissenters’ Rights

In connection with the Redomicile Merger, our stockholders will not have dissenters’ rights under the DGCL. Please see the section entitled “Comparison of Rights under Delaware and Cayman Islands Laws.”

Regulatory Approval

Other than the filing of the Plan of Merger with the Registrar of Companies of Cayman Islands, the only governmental or regulatory approvals or actions that are required to complete the Redomicile Merger are compliance with U.S. federal and state securities laws and Delaware corporate law (including the filing with the Secretary of State of the State of Delaware of a certificate of merger).

Material U.S. Federal Income Tax Consequences

After the Redomicile Merger, CASI Cayman, as successor to the Company, will continue to be treated as a U.S. corporation for U.S. federal income tax purposes. The Company intends the Redomicile Merger to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Assuming the Redomicile Merger qualifies as a reorganization, a U.S. Holder will not recognize any gain or loss for U.S. federal income tax purposes upon receipt of CASI Cayman ordinary shares in the Redomicile Merger. A U.S. holder will have an adjusted tax basis in the CASI Cayman ordinary shares received in the Redomicile Merger equal to the adjusted tax basis of the Company common stock surrendered by such U.S. Holder in the Redomicile Merger. The holding period for CASI Cayman ordinary shares received in the Redomicile Merger will include the holding period for the Company common stock surrendered therefor. Please see the section entitled “Proposal One — The Merger Proposal — Taxation — United States Taxation.”

Comparison of Stockholder/Shareholder Rights

Upon consummation of the Redomicile Merger, the holders of issued and outstanding common stock of the Company will be entitled to receive CASI Cayman ordinary shares. The rights of the holders of the Company’s common stock are governed by the Company’s certificate of incorporation and bylaws, the DGCL and the common law of the State of Delaware, while the rights of holders of CASI Cayman’s ordinary shares are generally governed by CASI Cayman’s amended and restated memorandum and articles of association, the Companies Act of the Cayman Islands (As Revised), and the common law of the Cayman Islands. There are differences in rights afforded by under Delaware law and Cayman Islands law. Please see the section entitled “Comparison of Rights under Delaware and Cayman Islands Laws.”

Risks Associated with the Redomicile Merger

Holders of the Company’s common stock and, assuming consummation of the Redomicile Merger, CASI Cayman’s ordinary shares, will be subject to various risks associated with CASI Cayman’s business and industries. These risks are discussed in greater detail under the section entitled “Risk Factors and Caution Regarding Forward-Looking Statements” in this proxy statement/prospectus. The Company encourages you to read and consider all of these risks carefully.

Risks and Uncertainties Relating to Doing Business in China

We face various risks and uncertainties related to doing business in China. Our business operations are primarily conducted in China, and we are subject to complex and evolving PRC laws and regulations. For a detailed description of risks related to doing business in China, please refer to risks disclosed under “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to Our Business Operations in China.”

PRC government’s significant authority in regulating our operations and its oversight and control over offerings conducted overseas by, and foreign investment in, China-based issuers could significantly limit or completely hinder our ability to offer or continue to offer securities to investors and cause the value of our securities to significantly decline or be worthless. Implementation of industry-wide regulations, including data security or anti-monopoly related regulations, in this nature could result in a material change in our operations and may cause the value of our securities to significantly decline or become worthless. Risks and uncertainties arising from the legal system in China, including risks and uncertainties regarding the enforcement of laws and quickly evolving rules and regulations in China, could result in a material adverse change in our operations and the value of our common stock and CASI Cayman ordinary shares. For example, the China’s government has made in recent years statements and regulatory actions to regulate certain market players or to improve its supervision of the market in general, such as those related to data security or anti-monopoly concerns. While we currently do not believe such regulatory actions have materially impacted our business operations, our ability to accept foreign investments, or our ability to maintain listing with Nasdaq, there is no assurance that any new rules or regulations promulgated in the future will not impose additional requirements on us. If any such rules or regulations is adopted, we may be subject to more stringent regulatory scrutinizes for our operation and financing efforts, which may in turn result in more compliance costs and expenses to be incurred by us, delay our investment and financing activities, or otherwise impact our ability to conduct our business, accept foreign investments, or list on a U.S. or other foreign exchange. For more details, see “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to Our Business Operations in China — The legal system in China embodies uncertainties which could impose additional requirements and obligations on our business, and PRC laws, rules, and regulations can evolve quickly with little advance notice, which may materially and adversely affect our business, financial condition, and results of operations.”

Risks Relating to Our Auditor

Our auditor, the independent registered public accounting firm that issues the audit report contained in our Annual Report, as an auditor of companies that are traded publicly in the United States and a firm registered with the PCAOB, is subject to laws in the United States pursuant to which the PCAOB conducts regular inspections to assess its compliance with the applicable professional standards. Our auditor is located in mainland China, a jurisdiction where the PCAOB was historically unable to conduct inspections and investigations completely before 2022. As a result, we and investors in CASI’s common stock were deprived of the benefits of such PCAOB inspections. Pursuant to the Holding Foreign Companies Accountable Act, or the HFCAA, if the SEC determines that we have filed audit reports issued by a registered public accounting firm that has not been subject to inspections by the PCAOB for two consecutive years, the SEC will prohibit our securities from being traded on a national securities exchange or in the over-the-counter trading market in the United States.

On December 16, 2021, the PCAOB issued a report to notify the SEC of its determination that the PCAOB was unable to inspect or investigate completely registered public accounting firms headquartered in mainland China and Hong Kong and our auditor was subject to that determination. In April 2022, the SEC conclusively listed us as a Commission-Identified Issuer under the HFCAA following the filing of our annual report on Form 10-K for the fiscal year ended December 31, 2021. On December 15, 2022, the PCAOB issued a report that vacated its December 16, 2021 determination and removed mainland China and Hong Kong from the list of jurisdictions where it is unable to inspect or investigate completely registered public accounting firms. For this reason, we do not expect that CASI or CASI Cayman will be identified as a Commission-Identified Issuer under the HFCAA after it files its annual report on Form 10-K or Form 20-F, as appropriate, for the fiscal year ended December 31, 2022.

Each year in the future, the PCAOB will determine whether it can inspect and investigate completely audit firms in mainland China and Hong Kong, among other jurisdictions. If the PCAOB determines in the future that it no longer has full access to inspect and investigate completely accounting firms in mainland China and Hong Kong and we use an accounting firm headquartered in one of these jurisdictions to issue an audit report on our financial statements filed with the Securities and Exchange Commission, we would be identified as a Commission-Identified Issuer following the filing of the annual report for the relevant fiscal year. In accordance with the HFCAA, our securities would be prohibited from being traded on a national securities exchange or in the over-the-counter trading market in the United States if we are identified as a Commission-Identified Issuer for two consecutive years in the future. If our securities are prohibited from trading in the United States, there is no certainty that we will be able to list on a non-U.S. exchange or that a market for our securities will develop outside of the United States. A prohibition of being able to trade in the United States would substantially impair your ability to sell or purchase CASI’s common stock or CASI Cayman ordinary shares, as appropriate, when you wish to do so, and the risk and uncertainty associated with delisting would have a negative impact on the price of such securities. Also, such a prohibition would significantly affect our ability to raise capital on terms acceptable to us, or at all, which would have a material adverse impact on our business, financial condition, and prospects.

For more details, see “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to Our Auditor.”

Cash and Asset Transfer among the Company and its Subsidiaries

CASI provides funding to its subsidiaries from time to time through capital contributions or loans, subject to satisfaction of applicable government registration and approval requirements. For the year ended December 31, 2021, CASI made $10.0 million funding through capital contributions to one of its subsidiaries.

The subsidiaries of CASI may pay dividends and make other distributions to CASI subject to satisfaction of applicable government filing and approval requirements. Such dividend or other distributions may be subject to limitations and certain tax consequences, a discussion on which is set forth below. For the year ended December 31, 2021, no dividends or other distributions were made by subsidiaries of CASI.

CASI also pays service fees to its PRC subsidiaries pursuant to certain sales support service agreement and research and development support service agreement. For the year ended December 31 2021, CASI paid service fees of $19.5 million to CASI Pharmaceuticals (China) Co., Ltd., one of its PRC subsidiaries. Under PRC tax laws and regulations, earning of our subsidiaries under such agreements are subject to a statutory tax rate of 25%.

In the year ended December 31, 2021, no assets other than cash were transferred through our organization.

All cash transfers among CASI and its subsidiaries have been eliminated in CASI’s consolidated statement of cash flows.

The existing PRC foreign exchange regulations may limit our ability to initiate and complete the cash transfers within our group. Approval from China’s State Administration of Foreign Exchange (“SAFE”) and the People’s Bank of China (“PBOC”) may be required where RMB are to be converted into foreign currencies, including U.S. dollars, and approval from SAFE and the PBOC or their branches may be required where RMB are to be remitted out of mainland China. Please see “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to Our Business Operations in China — Governmental control of currency conversion and payments of RMB out of mainland China may limit our ability to utilize our cash balances effectively and affect the value of your investment.”

The Company has never declared or paid dividends on its common stock or any other securities and does not anticipate paying any dividends in the foreseeable future. We may rely on dividends from our subsidiaries in China to pay dividend and other distributions on our common stock and CASI Cayman ordinary shares. PRC regulations may restrict the ability of our PRC subsidiaries to pay dividends to us. In addition to applicable foreign exchange limitations, under the current regulatory regime in China, a PRC company may pay dividends only out of their accumulated profit, if any, determined in accordance with PRC accounting standards and regulations, and is required to set aside as general reserves at least 10% of its after-tax profit, until the cumulative amount of such reserves reaches 50% of its registered capital, prior to any dividend distribution. In addition, a PRC company shall not distribute any profits in a given year until any losses from prior fiscal years have been offset.

Permission Required from the PRC Authorities with respect to the Operations of Our PRC Subsidiaries

As the date hereof, our PRC subsidiaries have obtained the requisite licenses and permits from the PRC government authorities that are material for our business operations, including, among others, the Business License, the Drug Distribution License, the Clinical Trial Application with China National Medical Products Administration, and the notification filing for international collaborative clinical trial or the application for international collaborative scientific research with the China Human Genetic Resources Administrative Office ( “HGRAO”). We also work with our business partners which have obtained the requisite license and permits for their business collaboration with us, including among others the Import Drug Registration for product(s) we promote and distribute in China. Given the uncertainties of interpretation and implementation of relevant laws and regulations and the enforcement practice by relevant government authorities, we may be required to obtain additional permissions or approvals for our business operations. For more details, see “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to Our Business Operations in China — The legal system in China embodies uncertainties which could impose additional requirements and obligations on our business, and PRC laws, rules, and regulations can evolve quickly with little advance notice, which may materially and adversely affect our business, financial condition, and results of operations.”

As the date hereof, we and our PRC subsidiaries (i) are not required to obtain permissions from the China Securities Regulatory Commission, or the CSRC, (ii) are not required to go through cybersecurity review by the Cyberspace Administration of China, or the CAC, and (iii) have not been asked to obtain or were denied such permissions by any PRC authority. On July 7, 2022, the CAC published the Guidelines for Data Export Security Assessment (《数据出境安全评估办法》) (the “Guidelines”), which took effect on September 1, 2022. Pursuant to the Guidelines, the data processor who intends to transfer certain important data or large volume of personal information outside of China shall complete a prior CAC-led data outbound transfer security assessment. However, as the Guidelines has just come into effect, there is no specific enforcement guidelines or interpretation for such security assessment, including what constitutes “important data”, or how to define “outbound transfer”, which results in uncertainties whether our business will be subject to such CAC-led assessment. For the data we accessed through or obtained from clinical trials, we have complied with the laws and regulations then-in-effective, and completed the registration with HGRAO, but it is unclear if we will be required to go through the CAC-led or CAC-involved security assessment or the current HGRAO registration procedure will be changed in the future. We will closely monitor and review any regulatory development and comply with any new approval or license requirement when necessary. If (i) we inadvertently conclude that such permissions or approvals are not required, or (ii) applicable laws, regulations, or interpretations change and we are required to obtain such permissions or approvals in the future, we may have to expend significant time and costs to procure them. If we are unable to do so, on commercially reasonable terms, in a timely manner or otherwise, we may become subject to sanctions imposed by the PRC regulatory authorities, which could include fines and penalties, proceedings against us, and other forms of sanctions, and our ability to conduct our business, invest into China as foreign investments or accept foreign investments, or be listed on a U.S. or other overseas exchange may be restricted, and our business, reputation, financial condition, and results of operations may be materially and adversely affected.

Holding Company Structure

CASI Pharmaceuticals, Inc. is not a Chinese operating company but a U.S. holding company with a significant portion of the business operations conducted by its Chinese subsidiaries. In addition, CASI Cayman is not a Chinese operating company but a Cayman Islands holding company with a significant portion of the business operations expected to be conducted by its Chinese subsidiaries. This holding company structure and our operation in China may involve risks. See “Business – Organizational Chart” and “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to Our Business Operations in China.”

Recommendation to CASI Shareholders

CASI’s Board of Directors has determined that each of the proposals outlined herein is advisable to and in the best interests of CASI and its stockholders and recommended that CASI stockholders vote “FOR” the Merger Proposal and “FOR” the Adjournment Proposal, if presented.

Foreign Private Issuer

Following completion of the Redomicile Merger, CASI Cayman is expected to qualify as a “foreign private issuer” within the meaning of the rules under the Exchange Act and, as such, CASI Cayman would be permitted to follow the corporate governance practices of its home country, the Cayman Islands, in lieu of the corporate governance standards of Nasdaq applicable to U.S. domestic companies. For example, CASI Cayman would not be required to have a majority of the board consisting of independent directors nor have a compensation committee or a nominating and corporate governance committee consisting entirely of independent directors. As a result, CASI Cayman’s shareholders may not have the same protection afforded to shareholders of U.S. domestic companies that are subject to Nasdaq corporate governance requirements. As a foreign private issuer, CASI Cayman would also be subject to reduced disclosure requirements and exempt from certain provisions of the U.S. securities rules and regulations applicable to U.S. domestic issuers such as the rules regulating solicitation of proxies and certain insider reporting and short-swing profit rules.

Summary Risk Factors

You should consider all the information contained in this proxy statement/prospectus in deciding how to vote for the proposals presented in this proxy statement/prospectus. In particular, you should consider the risk factors described under “Risk Factors and Caution Regarding Forward-Looking Statements” beginning on page 17. Such risks include, but are not limited to:

Risks Relating to the Redomicile Merger

•	Your rights as a stockholder of the Company will change as a result of the Redomicile Merger and you may not be afforded as many rights as a shareholder of CASI Cayman under applicable laws and CASI Cayman’s amended and restated memorandum and articles of association as you were as a stockholder of the Company under applicable laws and the Company’s certificate of incorporation and bylaws.

•	The laws of the Cayman Islands may not provide CASI Cayman shareholders with benefits comparable to those provided to shareholders of corporations incorporated in the United States.

•	As a result of different shareholder voting requirements in the Cayman Islands relative to Delaware, we will have less flexibility with respect to our ability to amend our constitutional documents and enter into certain business combinations than we now have.

•	The expected benefits of the Redomicile Merger may not be realized.

•	CASI Cayman will continue to be treated as a U.S. corporation for U.S. federal income tax purposes.

•	As a foreign private issuer, CASI Cayman will not be required to provide its shareholders with the same information as the Company would if the Company remained a U.S. public issuer and, as a result, you may not receive as much information about CASI Cayman as you did about the Company and you may not be afforded the same level of protection as a beneficial owner of CASI Cayman under applicable laws and the CASI Cayman’s amended and restated memorandum and articles of association as you were as a shareholder of the Company under applicable laws and the Company’s certificate of incorporation and bylaws.

•	If CASI Cayman fails to qualify as a foreign private issuer upon completion of the Redomicile Merger, or loses its status as a foreign private issuer at some future time, CASI Cayman would be required to comply fully with the reporting requirements of the Exchange Act applicable to U.S. domestic issuers and would incur significant operational, administrative, legal and accounting costs that it would not incur as a foreign private issuer.

•	Changes in domestic and foreign laws, including tax law changes, could adversely affect CASI Cayman, its subsidiaries and its shareholders, and our effective tax rate may increase whether we effect the Redomicile Merger or not.

•	The enforcement of civil liabilities against CASI Cayman may be more difficult.

•	The market for CASI Cayman shares may differ from the market for the Company’s shares.

•	We expect to incur transaction costs and adverse financial consequences in the year of completion of the Redomicile Merger.

•	Our Board of Directors may choose to defer or abandon the Redomicile Merger.

Risks Relating to our Financial Position and Need for Additional Capital

•	We have incurred significant operating losses since inception and anticipate that we will continue to incur operating losses for the foreseeable future and may never achieve or maintain profitability.

•	The success of CASI Wuxi is subject to uncertainty, be difficult to accomplish or take longer than expected. We have established a cGMP standard manufacturing line in a state-owned industrial facility in Wuxi Huishan Economic Development Zone and it may fail to meet regulatory standard, which may increase our losses.

•	The current capital and credit market conditions may adversely affect our access to capital, cost of capital, and ability to execute our business plan as scheduled.

Risks Relating to Our Business

•	If we or our partners are ultimately unable to obtain regulatory approval for our drug candidates, our business will be substantially harmed.

•	We are substantially dependent on the commercial success of EVOMELA®. Our medicine may fail to achieve and maintain the degree of market acceptance by physicians, patients, third-party payors, and others in the medical community necessary for commercial success.

•	We currently rely on a single source for our supply of EVOMELA® which has high risk of supply chain disruption.

•	Our business has been and may continue to be adversely affected by the current COVID-19 pandemic and could be impacted by future COVID-19 variants and other outbreaks of contagious diseases.

Risks Relating to Our Reliance on Third Parties

•	Independent clinical investigators and contract research organizations that we engage to conduct our clinical trials may not devote sufficient time or attention to our clinical trials or be able to repeat their past success.

•	We have no current manufacturing capacity and rely on limited suppliers for some of our products.

•	The success of CASI Wuxi is subject to uncertainty in our business plan and government regulatory actions.

Risks Related to Extensive Government Regulation

•	All material aspects of the research, development, manufacturing and commercialization of pharmaceutical products are heavily regulated, and we may face difficulties in complying with or be unable to comply with such regulations, which could have a material adverse effect on our business.

•	We are subject to certain U.S. healthcare laws, regulation and enforcement; our failure to comply with those laws could have a material adverse effect on our results of operations and financial condition.

•	Current healthcare laws and regulations and future legislative or regulatory reforms to the healthcare system may affect our ability to sell our products profitably.

•	Our medicines and any future approved drug candidates will be subject to ongoing regulatory obligations and continued regulatory review, which may result in significant additional expense and we may be subject to penalties if we fail to comply with regulatory requirements or experience unanticipated problems with our medicines and drug candidates.

Risks Relating to Our Intellectual Property

•	We depend on patents and other proprietary rights, some of which are uncertain. If we are unable to protect our intellectual property rights our business and competitive position would be harmed.

•	Third parties may initiate legal proceedings alleging infringement of intellectual property rights, the outcome of which would be uncertain and could harm our business.

Risks Relating to Our Business Operations in China

•	The legal system in China embodies uncertainties which could impose additional requirements and obligations on our business, and PRC laws, rules, and regulations can evolve quickly with little advance notice, which may materially and adversely affect our business, financial condition, and results of operations.

o	The rules and regulations in China can change quickly with little advance notice

o	We may be required to obtain additional permissions or approvals for our business operations and securities offerings

o	The Chinese government may intervene or influence our operations at any time, or may exert more control over offerings conducted overseas and/or foreign investment in China-based issuers

•	We conduct a majority of our operations in China. Changes in international trade and economic policy by the U.S. and Chinese governments could have a material adverse effect on our business and operations.

•	Governmental control of currency conversion and payments of RMB out of mainland China may limit our ability to utilize our cash balances effectively and affect the value of your investment.

•	Changes in China’s economic, political or social conditions or government policies could have a material adverse effect on our business and operations.

Summary Pro Forma Financial Data and Historical Consolidated Financial Data

A pro forma condensed consolidated balance sheet for CASI Cayman is not presented in this proxy statement/prospectus because there are no significant pro forma adjustments required to be made to the historical consolidated financial statements of the Company to give effect to the Redomicile Merger. The Redomicile Merger will be accounted for as a legal reorganization with no change in ultimate ownership interest immediately before and after the transaction. Please see the section entitled “The Merger Agreement — Accounting Treatment of the Merger.”

A pro forma condensed consolidated statement of operations for CASI Cayman is not presented in this proxy statement/prospectus because there are no significant pro forma adjustments required to be made to income from operations in the historical consolidated income statements of the Company to give effect to the Redomicile Merger.

Reference is made to the consolidated financial statements of the Company, including the notes to the financial statements, in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, which are incorporated by reference into this proxy statement/prospectus. Please refer to the section in this proxy statement/prospectus entitled “Where You Can Find More Information.”

The transaction costs incurred in connection with the Redomicile Merger have been or will be reflected in general and administrative expense in our condensed consolidated statement of operations in the period incurred.

RISK FACTORS AND CAUTION REGARDING FORWARD-LOOKING STATEMENTS

In considering whether to consent to the proposal to adopt the Merger Agreement in connection with the Redomicile Merger, you should consider carefully the following risks or investment considerations, in addition to the other information in this proxy statement/prospectus. In addition, please note that this proxy statement/prospectus contains or incorporates by reference “forward-looking statements” and “forward-looking information” under applicable securities laws. These forward-looking statements include, but are not limited to, statements about the Redomicile Merger and our plans, objectives, expectations and intentions with respect to future operations, including the benefits or impact described in this proxy statement/prospectus that we expect to achieve as a result of the Redomicile Merger. You can find many of these statements by looking for words such as “believes,” “expects,” “anticipates,” “estimates,” “continues,” “may,” “intends,” “plans” or similar expressions in this proxy statement/prospectus. Any forward-looking statements in this proxy statement/prospectus reflect only expectations that are current as of the date of this proxy statement/prospectus, are not guarantees of performance, and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our ability to control. Further, these forward-looking statements are based on assumptions with respect to business strategies and decisions that are subject to change. Actual results or performance may differ materially from those we express in our forward-looking statements. Except as may be required by applicable securities laws, we disclaim any obligation or undertaking to disseminate any updates or revisions to our statements, forward-looking or otherwise, to reflect changes in our expectations or any change in events, conditions or circumstances on which any such statements are based.

Set forth below, we have identified certain factors, among others, that you should consider before making a decision on whether or not to consent to adopt the Merger Agreement and the Redomicile Merger, and we have identified certain of the risks that could cause our actual plans or results to differ materially from those included in the forward-looking statements contained or incorporated by reference herein. You should consider these risks when deciding whether to adopt the Merger Agreement. In addition, you should also review carefully the risks affecting our business generally that could also cause our actual plans or results to differ materially from those included in the forward-looking statements contained or incorporated by reference herein.

Risks Relating to the Redomicile Merger

Your rights as a stockholder of the Company will change as a result of the Redomicile Merger and you may not be afforded as many rights as a shareholder of CASI Cayman under applicable laws and CASI Cayman’s amended and restated memorandum and articles of association as you were as a stockholder of the Company under applicable laws and the Company’s certificate of incorporation and bylaws.

Because of differences between Delaware law and Cayman Islands law and differences between the governing documents of the Company and CASI Cayman, we are unable to adopt governing documents for CASI Cayman that are identical to the governing documents for the Company. While we have attempted to preserve in the amended and restated memorandum and articles of association of CASI Cayman similar allocation of material rights and powers between the stockholders and our Board of Directors that exists under the Company’s bylaws and certificate of incorporation, CASI Cayman’s proposed amended and restated memorandum and articles of association nevertheless differs from the Company’s bylaws and certificate of incorporation, both in form and substance, and your rights as a shareholder will change. For example:

•	Under the DGCL, a merger or disposition of all or substantially all of the property of a corporation not in the usual and regular course of the corporation’s business generally requires approval by the holders of a majority of the shares entitled to vote on the matter. However, under the Companies Act of the Cayman Islands (As Revised) (the “Companies Act”) and CASI Cayman’s proposed amended and restated memorandum and articles of association to be adopted upon the Redomicile Merger (the “Amended CASI Cayman Articles”), there is no requirement for shareholder approval for a sale of all or substantially all of CASI Cayman’s assets.

●	Under the DGCL, a corporation may not engage in a business combination with an interested stockholder for a period of three years after the time of the transaction in which the person became an interested stockholder. However, there is no equivalent provision under the Companies Act or Amended CASI Cayman Articles prohibiting business combinations with interested shareholders.

●	Under the DGCL, any stockholder may, upon written demand stating the purpose thereof, inspect the corporation’s books and records for a proper purpose during the usual hours for business. However, shareholders of a Cayman Islands company do not have any general rights to inspect corporate records of a company, and the Amended CASI Cayman Articles provide that the directors have the discretion as to whether, to what extent, when, where and under what conditions or regulations the accounts and books of CASI Cayman may be open to the inspection of shareholders who are not directors.

●	Under the DGCL, a stockholder may bring a derivative suit provided the requirements to do so under DGCL have been met. However, for a Cayman Islands company, the decision to institute proceedings on behalf of a company is generally taken by the company’s board of directors, rather than the shareholders, and a shareholder of CASI Cayman would be entitled to bring a derivative action on behalf of CASI Cayman only in certain limited circumstances.

For a detailed discussion of these and other material differences, please see the comparison chart of your rights as a common stockholder of the Company against your rights as an ordinary shareholder of CASI Cayman under the section entitled “Comparison of Rights under Delaware and Cayman Islands Laws.”

The laws of the Cayman Islands may not provide CASI Cayman shareholders with benefits comparable to those provided to shareholders of corporations incorporated in the United States.

CASI Cayman’s corporate affairs are governed by its amended and restated memorandum and articles of association, as amended and restated from time to time, by the Companies Act, and by the common law of the Cayman Islands. The rights of shareholders to take action against CASI Cayman’s directors, actions by minority shareholders and the fiduciary duties owed by CASI Cayman’s directors to CASI Cayman under Cayman Islands law are to a large extent governed by the common law of the Cayman Islands. The common law of the Cayman Islands is derived in part from comparatively limited judicial precedent in the Cayman Islands and from English common law, the decisions of whose courts are of persuasive authority but are not binding on a court in the Cayman Islands. The rights of CASI Cayman’s shareholders and the fiduciary duties of its directors, although clearly established under Cayman Islands law, are not specifically prescribed in statute or a particular document in the same way that they are in certain statutes or judicial precedents in some jurisdictions of the United States. In particular, the Cayman Islands has a less developed body of securities laws relative to the United States. Therefore, CASI Cayman’s shareholders may have more difficulty in protecting their interests in the face of actions by CASI Cayman’s management, directors or controlling shareholders than would shareholders of a corporation incorporated in a jurisdiction in the United States. In addition, shareholders of Cayman Islands companies may not have standing to initiate a shareholder derivative action before the federal courts of the United States. The Cayman Islands courts are also unlikely to impose liability against CASI Cayman, in original actions brought in the Cayman Islands, based on certain civil liabilities provisions of U.S. securities laws.

As a result of different shareholder voting requirements in the Cayman Islands relative to Delaware, we will have less flexibility with respect to our ability to amend our constitutional documents and enter into certain business combinations than we now have.

Under Delaware law and our current bylaws and certificate of incorporation, our bylaws and certificate of incorporation may be amended by the vote of a majority of shares of common stock entitled to vote on the matter to approve the amendment present in person or by proxy at the shareholders’ meeting. Cayman Islands law requires a special resolution of not less than two-thirds of the votes cast by those shareholders entitled to vote who are present in person or by proxy at a general meeting for any amendment to the memorandum and articles of association of CASI Cayman. As a result of this Cayman Islands law requirement, situations may arise where the flexibility we now have under Delaware law would have provided benefits to our stockholders that will not be available in the Cayman Islands.

In addition, under Cayman Islands law, certain corporate transactions, such as a merger, require the approval of a special resolution of not less than two-thirds of the votes cast at a general meeting by those shareholders entitled to vote who are present in person or by proxy. By contrast, a merger under Delaware law would only require a simple majority of the outstanding stock of the company entitled to vote thereon. The increased shareholder approval requirements may limit our flexibility to enter into or complete certain business combinations that may be beneficial to shareholders.

For a detailed discussion of the differences in shareholder voting requirements in the Cayman Islands relative to Delaware, please see the section entitled “Comparison of Rights under Delaware and Cayman Islands Laws.”

The expected benefits of the Redomicile Merger may not be realized.

We have presented in this proxy statement/prospectus the anticipated benefits of the Redomicile Merger. Please see the section entitled “Proposal One — The Merger Proposal — Background and Reasons for the Redomicile Merger.” We cannot be assured that all of the goals of the Redomicile Merger will be achievable, and some or all of the anticipated benefits of the Redomicile Merger may not occur, particularly as the achievement of the benefits are in many important respects subject to factors that we do not control.

These factors would include such things as the reactions of third parties with whom we enter into contracts and do business and the reactions of investors and analysts. In addition, the anticipated reduction of SEC reporting requirements and related expenses may not be achieved in the event of changes to the SEC rules applicable to foreign private issuers or if we fail to qualify as a foreign private issuer. While we expect the Redomicile Merger will enable us to reduce our operational, administrative, legal and accounting costs over the long term, these benefits may not be achieved.

CASI Cayman will continue to be treated as a U.S. corporation for U.S. federal income tax purposes.

After the Redomicile Merger, CASI Cayman, as successor to the Company, will continue to be treated as a U.S. corporation for U.S. federal income tax purposes. Accordingly, CASI Cayman will continue to be subject to U.S. federal income taxes as if it were incorporated in Delaware, and dividends paid by CASI Cayman to non-U.S. stockholders will generally be subject to withholding tax at a 30% rate (or a reduced rate specified by an applicable income tax treaty). While the Redomicile Merger is not anticipated to have any material impact on our effective tax rate, changes in U.S. tax laws could adversely affect our results of operations and profitability.

As a foreign private issuer, CASI Cayman will not be required to provide its shareholders with the same information as the Company would if the Company remained a U.S. public issuer and, as a result, you may not receive as much information about CASI Cayman as you did about the Company and you may not be afforded the same level of protection as a beneficial owner of CASI Cayman under applicable laws and the CASI Cayman’s amended and restated memorandum and articles of association as you were as a shareholder of the Company under applicable laws and the Company’s certificate of incorporation and bylaws.

Following the completion of the Redomicile Merger, CASI Cayman is expected to qualify as a “foreign private issuer” under the rules and regulations of the SEC. CASI Cayman will remain subject to the mandates of the Sarbanes-Oxley Act. However, as a foreign private issuer, CASI Cayman will be exempt from certain rules under the Exchange Act that would otherwise apply if CASI Cayman were a company incorporated in the United States or did not meet the other conditions to qualify as a foreign private issuer. For example, if CASI Cayman qualifies as a foreign private issuer:

●	CASI Cayman may include in its SEC filings financial statements prepared in accordance with U.S. GAAP or with the International Financial Reporting Standards, or IFRS, as issued by the International Accounting Standards Board, or IASB, as issued by the IASB without reconciliation to U.S. GAAP;

●	CASI Cayman will not be required to provide as many Exchange Act reports, or as frequently or as promptly, as U.S. companies with securities registered under the Exchange Act. For example, CASI Cayman will not be required to file current reports on Form 8-K within four business days from the occurrence of specific material events. Instead, CASI Cayman will need to promptly furnish reports on Form 6-K any information that CASI Cayman (a) makes or is required to make public under the laws of the Cayman Islands, (b) files or is required to file under the rules of any stock exchange, or (c) otherwise distributes or is required to distribute to its shareholders. Unlike Form 8-K, there is no precise deadline by which Form 6-K must be furnished. In addition, CASI Cayman will not be required to file its annual report on Form 10-K. As a foreign private issuer, CASI Cayman will be required to file an annual report on Form 20-F within four months after its fiscal year end;

●	CASI Cayman will not be required to provide the same level of disclosure on certain issues, such as executive compensation;

●	CASI Cayman will be exempt from filing quarterly reports under the Exchange Act with the SEC;

●	CASI Cayman will not be subject to the requirement to comply with Regulation FD, which imposes certain restrictions on the selected disclosure of material information;

●	CASI Cayman will not be required to comply with the sections of the Exchange Act regulating the solicitation of proxies, consents or authorizations in respect of a security registered under the Exchange Act; and

●	CASI Cayman will not be required to comply with Section 16 of the Exchange Act requiring insiders to file public reports of their stock ownership and trading activities and establishing insider liability for profits realized from any “short-swing” trading transaction.

Thus, you may not be afforded the same protections or information under applicable laws and Amended CASI Cayman Articles which would be made available to you if we remain a U.S. corporation with publicly traded securities.

If CASI Cayman fails to qualify as a foreign private issuer upon completion of the Redomicile Merger, or loses its status as a foreign private issuer at some future time, CASI Cayman would be required to comply fully with the reporting requirements of the Exchange Act applicable to U.S. domestic issuers and would incur significant operational, administrative, legal and accounting costs that it would not incur as a foreign private issuer.

Following completion of the Redomicile Merger, CASI Cayman is expected to qualify as a “foreign private issuer” under the rules and regulations of the SEC. As a foreign private issuer, CASI Cayman will be exempt from certain rules under the Exchange Act that would otherwise apply if CASI Cayman were a company incorporated in the United States or did not meet the other conditions to qualify as a foreign private issuer. While CASI Cayman is expected to qualify as a foreign private issuer following the completion of the Redomicile Merger, if CASI Cayman fails to qualify as a foreign private issuer upon completion of the Redomicile Merger, or loses its status as a foreign private issuer at some future time, CASI Cayman will be required to comply fully with the reporting requirements of the Exchange Act applicable to U.S. domestic issuers and would incur significant operational, administrative, legal and accounting costs that it would not incur as a foreign private issuer.

Changes in domestic and foreign laws, including tax law changes, could adversely affect CASI Cayman, its subsidiaries and its shareholders, and our effective tax rate may increase whether we effect the Redomicile Merger or not.

Changes in tax laws, regulations or treaties or the interpretation or enforcement thereof, in both or either of the U.S. or Cayman Islands, could adversely affect the tax consequences to CASI Cayman and its shareholders (whether associated with the Redomicile Merger or otherwise). While the Redomicile Merger is not anticipated to have any material impact on our effective tax rate, there is uncertainty regarding the tax policies of the jurisdictions where we operate, and our effective tax rate may increase and any such increase may be material.

The enforcement of civil liabilities against CASI Cayman may be more difficult.

After the Redomicile Merger, the majority of our officers and directors will reside outside of the United States. As a result, it may be difficult to serve legal process within the United States upon any of these persons and it may also be difficult to enforce, both in and outside of the United States, judgments you may obtain in the U.S. courts against these persons in any action, including actions based upon the civil liability provisions of U.S. federal or state securities laws. Because CASI Cayman is a Cayman Islands company, investors could also experience more difficulty enforcing judgments obtained against CASI Cayman in U.S. courts than would currently be the case for U.S. judgments obtained against the Company. In addition, it may be more difficult (or impossible) to bring some types of claims against CASI Cayman in Cayman Islands courts than it would be to bring similar claims against a U.S. company in a U.S. court.

The market for CASI Cayman shares may differ from the market for the Company’s common stock.

Although it is expected that the CASI Cayman ordinary shares will be authorized for listing on Nasdaq under the symbol “CASI,” as a company incorporated under the laws of the Cayman Islands, shares of CASI Cayman may appeal to different institutional investors, or impact the level of investment by current investors who may prefer or be required by internal guidelines to invest in companies that are incorporated in the United States. Accordingly, the redomicile may impact our institutional investor base, or the level of their respective investments in our securities, and may result in a change in the market prices, trading volume and volatility of the CASI Cayman ordinary shares from those of the Company’s common stock.

We expect to incur transaction costs and adverse financial consequences in the year of completion of the Redomicile Merger.

We expect to incur significant transaction costs in connection with the Redomicile Merger, which have been and will continue to be expensed as incurred. The substantial majority of these costs will be incurred regardless of whether the Redomicile Merger is completed and prior to your vote on the proposal. We expect to incur costs and expenses, including professional fees, to comply with the Cayman Islands corporate and other laws. In addition, we expect to incur attorneys’ fees, accountants’ fees, filing fees, mailing expenses, solicitation fees and financial printing expenses in connection with the Redomicile Merger, even if the Redomicile Merger is not approved or completed. The Redomicile Merger also may negatively affect us by diverting attention of our management and employees from our operating business during the period of implementation and by increasing other administrative costs and expenses.

Our Board of Directors may choose to defer or abandon the Redomicile Merger.

Completion of the Redomicile Merger may be deferred or abandoned, at any time, by action of our Board of Directors. While we currently expect the Redomicile Merger to take place promptly after the proposal to adopt the Merger Agreement is approved, our Board of Directors may defer completion or may abandon the Redomicile Merger because of, among other reasons, changes in existing or proposed laws, our determination that the Redomicile Merger would involve tax or other risks that outweigh their benefits, our determination that the level of expected benefits associated with the Redomicile Merger would otherwise be reduced, a dispute with the taxation authorities over the Redomicile Merger (or certain aspects thereof), an unexpected increase in the costs to complete the Redomicile Merger or any other determination by our Board of Directors that the Redomicile Merger would not be in the best interests of the Company or its stockholders or that the Redomicile Merger would have material adverse consequences to the Company or its stockholders.

Risks Relating to our Financial Position and Need for Additional Capital

We have incurred significant operating losses since inception and anticipate that we will continue to incur operating losses for the foreseeable future and may never achieve or maintain profitability.

To date, we have been engaged primarily in research and development activities. Previously, we have not derived significant revenues from operations; however, in the years ended December 31, 2020 and 2021 and during the nine months ended September 30, 2022, we had EVOMELA® sales totaling $15.0 million, $30.0 million and $27.8 million, respectively.

We have experienced losses in each year since inception. Through September 30, 2022, we had an accumulated deficit of $624.9 million. We expect that we will seek to raise capital to continue our operations and, although we have been successfully funded to date through the sales of our equity securities, our capital-raising efforts may not produce the funding needed to sustain our operations. If we are unable to obtain additional funding for operations, we may not be able to continue operations as proposed, requiring us to modify our business plan, curtail various aspects of our operations or cease operations. In any such event, investors may lose a portion or all of their investment.

We expect that our ongoing preclinical, clinical, marketing and corporate activities will result in operating losses for the foreseeable future. In addition, to the extent we rely on others to develop and commercialize our products, our ability to achieve profitability will depend upon the success of these other parties. To support our research and development of certain product candidates, we may seek and rely on cooperative agreements from governmental and other organizations as a source of support. If a cooperative agreement were to be reduced to any substantial extent, it may impair our ability to continue our research and development efforts. To become and remain profitable, we must successfully commercialize one or more product candidates with significant market potential. This will require us to be successful in a range of challenging activities, including completing clinical trials of our product candidates, developing commercial scale manufacturing processes, obtaining marketing approval, manufacturing, marketing and selling any current and future product candidates for which we may obtain marketing approval, and satisfying any post-marketing requirements. We may never succeed in any or all of these activities and, even if we do, we may never generate sufficient revenue to achieve profitability.

The success of CASI Wuxi is subject to uncertainty, be difficult to accomplish or take longer than expected. We have established a cGMP standard manufacturing line in a state-owned industrial facility in Wuxi Huishan Economic Development Zone and it may fail to meet regulatory standard, which may increase our losses.

CASI Pharmaceuticals (Wuxi) Co., Ltd. (“CASI Wuxi”), a joint venture company partnering with Wuxi Jintou Huicun Investment Enterprise, a limited partnership organized under Chinese law (“Wuxi LP”), intended to invest $80 million to build a pharmaceuticals manufacturing facility in Wuxi Huishan Economic Development Zone in Jiangsu Province, China. As of September 30, 2022, we have invested $31 million in cash and transferred selected ANDAs valued at $30 million to CASI Wuxi. We have an 80% interest in CASI Wuxi and our partner has a 20% interest.

We have established a cGMP standard manufacturing line in a state-owned industrial facility in Wuxi Huishan Economic Development Zone. The new facility may fail validation or not meet regulatory standards for a commercial manufacturing facility. In addition, we may not obtain or retain the requisite legal permits to manufacture in China, and costs or operational limitations may be imposed in connection with obtaining and complying with such permits. Our ability to establish and operate a manufacturing facility in China may be adversely affected by changes in Chinese laws and regulations such as those related to, among other things, taxation, import and export tariffs, environmental regulations, land use rights, intellectual property, employee benefits and other matters. The success of CASI Wuxi also relies on our ability to make additional payments in the future, which is uncertain. Our plan may require us to obtain additional debt or equity financing, resulting in additional debt obligations, increased interest expense or dilution of equity ownership. If we are unable to establish a new manufacturing facility, purchase equipment, hire adequate personnel to support our manufacturing efforts or implement necessary process improvements, we may be unable to produce commercial materials or meet demand, if any should develop, for our product candidates. Any one of the factors cited above, or a combination of them, could result in unanticipated costs, which could materially and adversely affect our business and planned operations and earnings in China.

The current capital and credit market conditions may adversely affect our access to capital, cost of capital, and ability to execute our business plan as scheduled.

Access to capital markets is critical to our ability to operate. Traditionally, we have funded our operations by raising capital in the equity markets. Declines and uncertainties in these markets over the past few years have restricted raising new capital in amounts sufficient to conduct our current operations and have affected our ability to continue to expand or fund additional development efforts. We require significant capital for research and development for our product candidates, clinical trials, and marketing activities. Our inability to access the capital markets on favorable terms because of our low stock price, or upon our delisting from the Nasdaq Capital Market if we or CASI Cayman fails to satisfy a listing requirement, could affect our ability to execute our business plan as scheduled. Moreover, we rely and intend to rely on third parties, including our clinical research organizations, third party manufacturers, and certain other important vendors and consultants. As a result of the current volatile and unpredictable global economic situation, there may be a disruption or delay in the performance of our third-party contractors and suppliers. If such third parties are unable to adequately satisfy their contractual commitments to us in a timely manner, our business could be adversely affected.

We have limited revenue streams and we are uncertain whether additional funding will be available for our future capital needs and commitments. If we cannot raise additional funding, or access the capital markets, we may be unable to complete the development and commercialization of our products and product candidates.

We will require substantial funds in addition to our existing working capital to develop and commercialize our products and product candidates and to otherwise meet our business objectives. We have never generated sufficient revenue during any period since our inception to cover our expenses and have spent, and expect to continue to spend, substantial funds to continue our clinical development programs and commercialization of our products and product candidates. Any one of the following factors, among others, could cause us to require additional funds or otherwise cause our cash requirements in the future to increase materially:

●	progress of our clinical trials or correlative studies;

●	results of clinical trials;

●	changes in or terminations of our relationships with strategic partners;

●	changes in the focus, direction, or costs of our research and development programs;

●	competitive and technological advances;

●	establishment and expansion of marketing and sales capabilities;

●	manufacturing;

●	the regulatory approval process; or

●	product launch and distribution.

At September 30, 2022, we had cash and cash equivalents of $26.7 million. We may continue to seek additional capital through public or private financing or collaborative agreements in 2023 and beyond. Our operations require significant amounts of cash. We may be required to seek additional capital for the future growth and development of our business. We can give no assurance as to the availability of such additional capital or, if available, whether it would be on terms acceptable to us. If we are not successful in obtaining sufficient capital because we are unable to access the capital markets on favorable terms, it could reduce our research and development efforts and materially adversely affect our future growth, results of operations and financial results. There can be no assurance that we would be able to obtain any required financing on a timely basis or at all.

Risks Relating to Our Business

If we or our partners are ultimately unable to obtain regulatory approval for our drug candidates, our business will be substantially harmed.

The time required to obtain approval by the U.S. Food and Drug Administration (the “FDA”) and The National Medical Products Administration (the “NMPA”) is unpredictable and typically takes many years following the commencement of preclinical studies and clinical trials and depends on numerous factors, including the substantial discretion of the regulatory authorities.

Our drug candidates could be delayed or fail to receive regulatory approval for many reasons, including:

●	failure to begin or complete clinical trials due to disagreements with regulatory authorities;

●	delays in subject enrollment or interruptions in clinical trial supplies or investigational product;

●	failure to demonstrate that a drug candidate is safe and effective or that a biologic candidate is safe, pure, and potent for its proposed indication;

●	failure of clinical trial results to meet the level of statistical significance required for approval;

●	reporting or data integrity issues related to our clinical trials;

●	disagreement with our interpretation of data from preclinical studies or clinical trials;

●	changes in approval policies or regulations that render our preclinical and clinical data insufficient for approval or require us to amend our clinical trial protocols;

●	regulatory requests for additional analyses, reports, data, nonclinical studies and clinical trials, or questions regarding interpretations of data and results and the emergence of new information regarding our drug or biologic candidates or other products;

●	failure to satisfy regulatory conditions regarding endpoints, patient population, available therapies and other requirements for our clinical trials in order to support marketing approval on an accelerated basis or at all;

●	our failure to conduct a clinical trial in accordance with regulatory requirements or our clinical trial protocols; and

●	clinical sites, investigators or other participants in our clinical trials deviating from a trial protocol, failing to conduct the trial in accordance with regulatory requirements, or dropping out of a trial.

The FDA, NMPA or a comparable regulatory authority may require more information, including additional preclinical, chemistry, manufacturing and controls, and/or clinical data, to support approval, which may delay or prevent approval and our commercialization plans, or we may decide to abandon the development program.

Changes in regulatory requirements and guidance may also occur, and we may need to amend clinical trial protocols submitted to applicable regulatory authorities to reflect these changes. Amendments may require us to resubmit clinical trial protocols to IRBs or ethics committees for re-examination, which may impact the costs, timing or successful completion of a clinical trial.

If we or our partners experience delays in the completion of, or the termination of, a clinical trial of any of our product candidates, the commercial prospects of that candidate may be harmed, and our ability to generate product sales revenues from any of those candidates may be delayed. In addition, any delays in completing our clinical trials will increase our costs, slow down our candidate development and approval process, and jeopardize our ability to commence product sales and generate related revenues for that candidate. Any of these occurrences may harm our business, financial condition and prospects significantly. In addition, many of the factors that cause, or lead to, a delay in the commencement or completion of clinical trials may also ultimately lead to the denial of regulatory approval of our product candidates.

Our success in commercializing these drugs and biologics may be inhibited by a number of factors, including:

●	our inability to obtain/maintain regulatory approvals;

●	our inability to recruit, train and retain adequate numbers of effective sales and marketing personnel;

●	the inability of sales personnel to obtain access to or educate physicians on the benefits of our products;

●	our lack of experience in manufacturing drugs for commercial sales;

●	our or our partners’ inability to secure widespread acceptance of our products from physicians, healthcare payors, patients and the medical community;

●	our ability to win tenders through the collective tender processes in which we decide to participate;

●	the lack of complementary products to be offered by sales personnel, which may put us at a competitive disadvantage relative to companies with more extensive product lines;

●	unforeseen costs and expenses associated with creating an independent sales and marketing organization;

●	generic and biosimilar competition; and

●	regulatory exclusivities or patents held by competitors that may inhibit our products’ entry to the market.

If we decide to rely on third parties to manufacture, sell, market and distribute our products and product candidates, we may not be successful in entering into arrangements with such third parties or may be unable to do so on terms that are favorable to us. In addition, our product revenues and our profitability, if any, may be lower if we rely on third parties for these functions than if we were to market, sell and distribute any products that we develop ourselves. We likely will have little control over such third parties, and any of them may fail to devote the necessary resources and attention to sell and market our products effectively. If we do not establish sales, marketing and distribution capabilities successfully, either on our own or in collaboration with third parties, we will not be successful in commercializing our product candidates, which would adversely affect our business and financial condition.

We are substantially dependent on the commercial success of EVOMELA®. Our medicine may fail to achieve and maintain the degree of market acceptance by physicians, patients, third-party payors, and others in the medical community necessary for commercial success.

The success of our business is substantially dependent on our ability to successfully commercialize EVOMELA®. On December 3, 2018, we received the NMPA approval for importation, marketing and sales in China for EVOMELA®, and on August 12, 2019, we announced the commercial launch of EVOMELA® in China. We will continue to spend our time, resources and efforts on the commercialization of EVOMELA® in China.

Reimbursement and hospital listing may be the most critical market access factors for our commercialization success in China. The National Reimbursement Drug List (the “NRDL”) is updating on an annual basis via a negotiation mechanism. Although participating in the NRDL pricing negotiation is voluntarily, it usually results significant price discount. The Company has no intention to list EVOMELA® in the NRDL any time before a direct competitor’s compound commercially launch, therefore, our market will be limited given only a small portion of the Chinese population would be able to afford EVOMELA® through self-pay.

The government owned hospitals in China usually restrict the drug use outside the hospital formulary. Therefore, being listed in the hospital formulary is critical. In order to list in the hospital formulary, the Company must participate the provincial level tendering process. Wining the tendering does not guarantee the hospital listing. If we were unable to quickly add EVOMELA® to hospitals’ formulary, doctors and patients will have limited access to EVOMELA® through hospital pharmacies, and the demand for EVOMELA® and the revenues from EVOMELA® will be materially and adversely affected. On the other hand, patients are able to purchase EVOMELA® with a prescription from a physician from pharmacies if the product is not available in the hospital, however, the hospitals do not encourage such activities.

We currently rely on a single source for our supply of EVOMELA® which has high risk of supply chain disruption.

We currently rely on a single source for our supply of EVOMELA®. Early in the COVID-19 pandemic we experienced a disruption to our supply chain for EVOMELA®, and there can be no assurance that restrictions will not be imposed again. If suppliers refuse or are unable to provide products for any reason (including the occurrence of an event like the COVID-19 pandemic that makes delivery impractical), we would have to work with Acrotech, our current supplier, to negotiate an agreement with a substitute supplier, which would likely interrupt further manufacturing of EVOMELA®, cause delays or increase our costs.

Our business has been and may continue to be adversely affected by the current COVID-19 pandemic and could be impacted by future COVID-19 variants and other outbreaks of contagious diseases.

The COVID-19 pandemic has adversely affected, and may continue to adversely affect, the economies and financial markets of many countries, which may result in a period of regional, national, and global economic slowdown or regional, national, or global recessions that could affect our ability to continue to commercialize and expand distribution of EVOMELA® or other drugs in our existing product pipeline. Early in the COVID-19 pandemic we experienced a disruption to our supply chain for EVOMELA®. While we experienced no material supply disruption in 2021, there can be no assurance that restrictions will not be imposed again. In 2022, multiple cities in China had been shut down for over 2 months, and major hospitals in those cities controlled the number of outpatients and inpatients, which caused EVOMELA® sales drop in the affected cities. In addition, economic and other uncertainties may adversely affect other parties’ willingness to negotiate and execute product licenses and thus hamper our ability to in-license clinical-stage and late-stage drug candidates in China or elsewhere.

Clinical trials, whether planned or ongoing, may be affected by the COVID-19 pandemic. Our partner, Juventas, experienced some delay in the start of the CNCT19 clinical trials due to the COVID-19 pandemic. The COVID-19 pandemic has also impacted our targeted start time of our CID-103 trial due to the lock-down of many medical facilities in Europe. Study procedures (particularly any procedures that may be deemed non-essential), site initiation, participant recruitment and enrollment, participant dosing, shipment of our product candidates, distribution of clinical trial materials, study monitoring, site inspections and data analysis may be paused or delayed due to changes in hospital or research institution policies, federal, state or local regulations, prioritization of hospital and other medical resources toward COVID-19 efforts, or other reasons related to the pandemic. COVID-19 control measures in China also impacted BI-1206’s clinical progress. We dosed the first patient in September and the patient was not able to return the hospital for subsequent visit until November. In addition, there could be a potential effect of COVID-19 on the operations of the health regulatory authorities, which could result in delays of reviews and approvals, including with respect to our product candidates. Any prolongation or de-prioritization of our clinical trials or delay in regulatory review resulting from such disruptions could materially affect the development and study of our product candidates.

The Chinese health authority cancelled the stringent COVID-19 controlled measure in December 2022, which put an overwhelming strain on healthcare system. The overstretched healthcare system may have further impact on EVOMELA® sales and clinical programs in China.

The existence of counterfeit pharmaceutical products in pharmaceutical markets may compromise our brand and reputation and have a material adverse effect on our business, operations and prospects.

Counterfeit products, including counterfeit pharmaceutical products, are a significant problem, particularly in China. Counterfeit pharmaceuticals are products sold or used for research under the same or similar names, or similar mechanism of action or product class, but which are sold without proper licenses or approvals. Such products may be used for indications or purposes that are not recommended or approved or for which there is no data or inadequate data with regard to safety or efficacy. Such products divert sales from genuine products, often are of lower cost, often are of lower quality (having different ingredients or formulations, for example), and have the potential to damage the reputation for quality and effectiveness of the genuine product. If counterfeit pharmaceuticals illegally sold or used for research result in adverse events or side effects to consumers, we may be associated with any negative publicity resulting from such incidents. Consumers may buy counterfeit pharmaceuticals that are in direct competition with our pharmaceuticals, which could have an adverse impact on our revenues, business and results of operations. In addition, the use of counterfeit products could be used in non-clinical or clinical studies, or could otherwise produce undesirable side effects or adverse events that may be attributed to our products as well, which could cause us or regulatory authorities to interrupt, delay or halt clinical trials and could result in the delay or denial of regulatory approval by the FDA or other regulatory authorities and potential product liability claims. With respect to China, although the government has recently been increasingly active in policing counterfeit pharmaceuticals, there is not yet an effective counterfeit pharmaceutical regulation control and enforcement system in China. As a result, we may not be able to prevent third parties from selling or purporting to sell our products in China. The proliferation of counterfeit pharmaceuticals has grown in recent years and may continue to grow in the future. The existence of and any increase in the sales and production of counterfeit pharmaceuticals, or the technological capabilities of counterfeiters, could negatively impact our revenues, brand reputation, business and results of operations.

We face significant competition from other biotechnology and pharmaceutical companies and our business will suffer if we fail to compete effectively.

If competitors were to develop superior drug candidates, our products could be rendered noncompetitive or obsolete, resulting in a material adverse effect to our business. Developments in the biotechnology and pharmaceutical industries are expected to continue at a rapid pace. Success depends upon achieving and maintaining a competitive position in the development of products and technologies. Competition from other biotechnology and pharmaceutical companies can be intense. Many competitors have substantially greater research and development capabilities, marketing, financial and managerial resources and experience in the industry.

In the generic products market, we face competition from other generic pharmaceutical companies, which may impact our selling price and revenues from such products. The FDA approval process often results in the FDA granting final approval to a number of ANDAs for a given product at the time a patent for a corresponding brand product or other market exclusivity expires. This may force us to face immediate competition when we seek to introduce a generic product into the market. If competition from other generic pharmaceutical companies intensifies, revenues may decline.

The availability of our competitors’ products could limit the demand, and the price we are able to charge, for product candidates we develop. We will not achieve our business plan if the acceptance of our products is inhibited by price competition or reimbursement issues or if physicians switch to other new drug products or choose to reserve our product candidates for use in limited circumstances. The inability to compete with existing or subsequently introduced drug products would have a material adverse impact on our business, financial condition and prospects.

We may need new collaborative partners to further develop and commercialize products, and if we enter into such arrangements, we may lose control over the development and approval process.

We may develop and commercialize our product candidates both with and without corporate alliances and partners. Nonetheless, we intend to explore opportunities for new corporate alliances and partners to help us develop, commercialize and market our product candidates. We may grant to our partners certain rights to commercialize any products developed under these agreements, and we may rely on our partners to conduct research and development efforts and clinical trials on, obtain regulatory approvals for, and manufacture and market any products licensed to them. Each individual partner will seek to control the amount and timing of resources devoted to these activities generally. We anticipate obtaining revenues from our strategic partners under such relationships in the form of research and development payments and payments upon achievement of certain milestones. Since we generally expect to obtain a royalty for sales or a percentage of profits of products licensed to third parties, our revenues may be less than if we retained all commercialization rights and marketed products directly. In addition, there is a risk that our corporate partners will pursue alternative technologies or develop competitive products as a means for developing treatments for the diseases targeted by our product candidates.

We may not be successful in establishing any collaborative arrangements. Even if we do establish such collaborations, we may not successfully commercialize any products under or derive any revenues from these arrangements. There is a risk that we will be unable to manage simultaneous collaborations, if any, successfully. With respect to existing and potential future strategic alliances and collaborative arrangements, we will depend on the expertise and dedication of sufficient resources by these outside parties to develop, manufacture, or market products. If a strategic alliance or collaborative partner fails to develop or commercialize a product to which it has rights, we may not recognize any revenues on that particular product.

We may not have sufficient funds to acquire new product candidates or pay milestone payments.

Our growth strategy relies on our in-license of new product candidates from third parties. Our pipeline will be dependent upon the availability of suitable acquisition candidates at favorable prices and upon advantageous terms and conditions. Even if such opportunities are present, we may not be able to successfully identify appropriate acquisition candidates. Moreover, other companies, many of which may have substantially greater financial resources, are competing with us for the right to acquire such product candidates.

If a product candidate is identified, the third parties with whom we seek to cooperate may not select us as a potential partner or we may not be able to enter into arrangements on commercially reasonable terms or at all. Furthermore, the negotiation and completion of collaborative and license arrangements could cause significant diversion of management’s time and resources and potential disruption of our ongoing business.

We must show the safety and efficacy of our product candidates through clinical trials, the results of which are uncertain.

Before obtaining regulatory approvals for the commercial sale of our products, we must demonstrate, through preclinical studies (animal testing) and clinical trials (human testing), that our proposed products are safe and effective for use in each target indication. Testing of our product candidates will be required, and failure can occur at any stage of testing. Clinical trials may not demonstrate sufficient safety and efficacy to obtain the required regulatory approvals or result in marketable products. The failure to adequately demonstrate the safety and efficacy of a product under development could delay or prevent regulatory approval of the potential product.

Clinical trials for the product candidates we are developing may be delayed by many factors, including that potential patients for testing are limited in number. The failure of any clinical trials to meet applicable regulatory standards could cause such trials to be delayed or terminated, which could further delay the commercialization of any of our product candidates. Newly emerging safety risks observed in animal or human studies also can result in delays of ongoing or proposed clinical trials. Any such delays will increase our product development costs. If such delays are significant, they could negatively affect our financial results and the commercial prospects for our products.

Compliance with ongoing post-marketing obligations for our approved products may uncover new safety information that could give rise to a product recall, updated warnings, or other regulatory actions that could have an adverse impact on our business.

After the FDA approves a drug or biologic for marketing, the product’s sponsor must comply with several post-marketing obligations that continue until the product is discontinued. These post-marketing obligations include the reporting of adverse events to the agency within specified timeframes, the submission of product-specific annual reports that include changes in the distribution, manufacturing, and labeling information, and notification when a drug product is found to have significant deviations from its approved manufacturing specifications (among others). Our ongoing compliance with these types of mandatory reporting requirements could result in additional requests for information from the FDA and, depending on the scope of a potential product issue that the FDA may decide to pursue, potentially also result in a request from the agency to conduct a product recall or to strengthen warnings and/or revise other label information about the product. The FDA may also require or request the withdrawal of the product from the market. Any of these post-marketing regulatory actions could materially affect our sales and, therefore, have the potential to adversely affect our business, financial condition, results of operations and cash flows.

Undesirable adverse events caused by our medicines and drug candidates could interrupt, delay or halt clinical trials, delay or prevent regulatory approval, limit the commercial profile of an approved label, or result in significant negative consequences following any regulatory approval.

Undesirable adverse events ("AEs") caused by our medicines and drug candidates could cause us or regulatory authorities to interrupt, delay or halt clinical trials and could result in a more restrictive label or the delay or denial of regulatory approval, or could result in limitations or withdrawal following approvals. If the conduct or results of our trials or patient experience following approval reveal a high and unacceptable severity or prevalence of AEs, our trials could be suspended or terminated and regulatory authorities could order us to cease further development of, or deny approval of, our drug candidates or require us to cease commercialization following approval.

As is typical in the development of pharmaceutical products, drug-related AEs and serious AEs ("SAEs") have been reported in our clinical trials. Some of these events have led to patient deaths. Drug-related AEs or SAEs could affect patient recruitment or the ability of enrolled subjects to complete the trial and could result in product liability claims. Any of these occurrences may harm our reputation, business, financial condition and prospects significantly. In our periodic and current reports filed with the SEC and our press releases and scientific and medical presentations released from time to time we disclose clinical results for our drug candidates, including the occurrence of AEs and SAEs.

Potential products may subject us to product liability for which insurance may not be available.

The use of our potential products in clinical trials and the marketing of any pharmaceutical products may expose us to product liability claims. We have obtained a level of liability insurance coverage that we believe is adequate in scope and coverage for our current stage of development. However, our present insurance coverage may not be adequate to protect us from liabilities we might incur. In addition, our existing coverage will not be adequate as we further develop products and, in the future, adequate insurance coverage and indemnification by collaborative partners may not be available in sufficient amounts or at a reasonable cost. If a product liability claim or series of claims are brought against us for uninsured liabilities, or in excess of our insurance coverage, the payment of such liabilities could have a negative effect on our business and financial condition.

If we are unable to obtain both adequate coverage and adequate reimbursement from third-party payers for our products before the competitor’s product launch our revenues and prospects for profitability will suffer.

Successful commercialization of our products is highly dependent on the extent to which coverage and reimbursement is, and will be, available from third-party payers, including governmental payers and private health insurers. Patients may not be capable of paying for our products themselves and may rely on third-party payers to pay for, or subsidize, the costs of their medications, among other medical costs. If third-party payers do not provide coverage or reimbursement for our products, our revenues and prospects for profitability will suffer. In addition, even if third-party payers provide some coverage or reimbursement for our products, the availability of such coverage or reimbursement for prescription drugs under private health insurance and managed care plans often varies based on the type of contract or plan purchased.

Cybersecurity incidents could impair our ability to conduct business effectively.

Cybersecurity incidents against us or against a third party that has authorized access to our data or networks, failure of our disaster recovery systems, or consequential employee error, could have an adverse effect on our ability to communicate or conduct business, negatively impacting our operations and financial condition. This adverse effect can become particularly acute if those events affect our electronic data processing, transmission, storage, and retrieval systems, or impact the availability, integrity, or confidentiality of our data.

We depend heavily upon computer systems to perform necessary business functions. Our computer systems, networks, and data, like those of other companies, could be subject to cyberattacks and unauthorized access, use, alteration, or destruction. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary, and other information processed, stored in, and transmitted through our computer systems and networks. Such an attack could cause interruptions or malfunctions in our operations, which could result in financial losses, litigation, regulatory penalties, reputational damage, and increased costs associated with mitigation of damages and remediation. Third parties with which we do business may also be sources of cybersecurity or other technological risk.

The use of quarantines and social distancing restrictions to reduce the spread of COVID-19 or other pandemics, including employees who have transitioned to working remotely, may present additional cybersecurity risks to us. Policies of extended periods of remote working, whether by us or third parties with which we do business with, could strain technology resources, introduce operational risks and otherwise heighten the risks described above.

Our business depends substantially on the continuing efforts of our senior management, key employees and qualified personnel, and our business operations may be adversely and negatively impacted if we lose their services.

Our future success depends substantially on the continued efforts of our senior management team and key employees. Our employees play key roles in the areas of product development, marketing, sales, and general and administrative functions. Competition for qualified staff or other key employees in the biopharmaceutical industry in China is intense, particularly for individuals with multinational experience. If one or more of our members of senior management or key employees are unable or unwilling to continue their services with us, we might not be able to replace them easily, at an acceptable cost or in a timely manner, if at all.

Many of the companies with which we compete for experienced personnel have greater resources than we have and some of these companies may offer more lucrative compensation packages. If any of our key personnel joins a competitor or forms a competing company, we may lose customers, know-how and key professionals and staff members. Even if we enter into employment agreements and non-compete agreements with our employees, certain provisions under these agreements may be deemed invalid or unenforceable under PRC laws. Our continued ability to compete effectively depends on our ability to attract new employees and to retain and motivate our existing employees. Since the demand and competition for talent is intense in our industry, we may need to offer higher compensation and other benefits in order to attract and retain key personnel in the future, which could increase our compensation expenses. If we do not succeed in attracting additional highly skilled personnel or retaining or motivating our existing personnel, we may be unable to grow effectively.

Certain directors and officers to be appointed by CASI Cayman may have business interests that may conflict with our interests and those of our shareholders.

Dr. Wei-Wu He, our director and CEO and the director and CEO nominee of CASI Cayman, is the founder and managing partner of Emerging Technology Partners, LLC (“ETP”), a life science focused venture fund, and its related investing entities. To the extent we fail to appropriately deal with any such conflicts of interests, it could negatively impact our reputation and ability to raise additional funds and the willingness of counterparties to do business with us, all of which could have an adverse effect on our business, financial condition, results of operations, and cash flows.

We or the third parties upon whom we rely on may be adversely affected by epidemic outbreaks, earthquakes, tornadoes, hurricanes or other natural disasters, and our business continuity and disaster recovery plans may not adequately protect us from a serious disaster.

After the Redomicile Merger, CASI Cayman shall have the principal executive office in Beijing, China, through which substantially all of our operations are conducted, and offices in Rockville, Maryland, United States. We also rely and intend to rely on third parties, including our clinical research organizations, third party manufacturers, and certain other important vendors and consultants in China and in United States. The occurrence of one or more epidemic outbreaks such as Ebola, Zika, SARS-CoV, COVID-19 or measles, natural disasters, such as tornadoes, hurricanes, fires, floods, hail storms and earthquakes, unusual weather conditions, terrorist attacks or disruptive political events in regions where we operate our business could adversely affect the operations of the third parties we rely on and our business, results of operations, financial condition and our prospects.

If an epidemic outbreak, natural disaster, power outage or other event occurred that prevented us or the third parties we rely on from using all or a significant portion of our or their offices, damaged critical infrastructure or disrupted operations, it may be difficult, or in certain cases, impossible for us to continue our business for a substantial period of time. The disaster recovery and business continuity plan we have in place currently are limited and are unlikely to prove adequate in the event of a serious disaster or similar event. We may incur substantial expenses as a result of the limited nature of our disaster recovery and business continuity plans, which could have a material adverse effect on our business.

Risks Relating to Our Reliance on Third Parties

Independent clinical investigators and contract research organizations that we engage to conduct our clinical trials may not devote sufficient time or attention to our clinical trials or be able to repeat their past success.

We depend on independent clinical investigators and contract research organizations (“CROs”) to assist in the conduct of our clinical trials under their agreements with us. The investigators are not our employees, and we cannot control the amount or timing of resources that they devote to our programs. If independent investigators fail to devote sufficient time and resources to our drug development programs, or if their performance is substandard or deviates from regulatory requirements, good clinical practice (“GCPs”), or the protocol, it could delay the approval of our FDA applications and our introduction of new products. The CROs we contract with to assist with the execution of our clinical trials play a significant role in the conduct of the trials and the subsequent collection and analysis of data. Failure of the CROs to meet their obligations, as well as any failure of us or our collaborators to effectively monitor and audit our CROs and clinical trials, could adversely affect clinical development of our products.

We have no current manufacturing capacity and rely on limited suppliers for some of our products.

While we have plans to operate a manufacturing facility in the Wuxi Huishan Economic Development Zone in Jiangsu Province, China, we do not currently have the capacity to manufacture products and we have limited experience in these activities. The manufacturing processes for the pipeline we are developing have not yet been tested at commercial levels, and it may not be possible to manufacture these materials in a cost-effective manner. If we elect to perform these functions, we will be required to either develop these capacities, or contract with others to perform some or all of these tasks. We may be dependent to a significant extent on corporate partners, licensees, or other entities for manufacturing of our products. If we engage directly in manufacturing, we will require substantial additional funds and personnel and will be required to comply with extensive regulations. We may be unable to develop or contract for these capacities when required to do so in connection with our business.

We depend on our third-party manufacturers to perform their obligations effectively and on a timely basis. These third parties may not meet their obligations and any such non-performance may delay clinical development or submission of products for regulatory approval, or otherwise impair our competitive position. Any significant problem experienced by one of our suppliers could result in a delay or interruption in the supply of materials to us until such supplier resolves the problem or an alternative source of supply is located. Any delay or interruption would likely lead to a delay or interruption of manufacturing operations, which could negatively affect our operations. Although we have identified alternative suppliers for our product candidates, we have not entered into contractual or other arrangements with them. If we needed to use an alternate supplier for any product, we would experience delays while we negotiated an agreement with them for the manufacture of such product. In addition, we may be unable to negotiate manufacturing terms with a new supplier as favorable as the terms we have with our current suppliers.

Problems with any manufacturing processes, including deviations from current good manufacturing process (“cGMP”), could result in product defects, which could require us to delay shipment of products or recall products previously shipped, as well as regulatory action. In addition, any prolonged interruption in the operations of the manufacturing facilities of one of our sole-source suppliers could result in the cancellation of shipments. A number of factors could cause interruptions, including equipment malfunctions or failures, or damage to a facility due to natural disasters or otherwise. We expect our future manufacturing processes to be highly complex and subject to a lengthy regulatory approval process. Alternative qualified production capacity may not be available on a timely basis or at all. Difficulties or delays in our manufacturing could increase our costs and damage our reputation.

The manufacture of pharmaceutical products can be an expensive, time consuming, and complex process. Manufacturers often encounter difficulties in scaling-up production of new products, including quality control and assurance and shortages of personnel. Delays in formulation and scale-up to commercial quantities could result in additional expense and delays in our clinical trials, regulatory submissions, and commercialization.

Failure of manufacturing facilities producing our product candidates to maintain regulatory approval could delay or otherwise hinder our ability to market our product candidates. Any manufacturer of our product candidates will be subject to applicable cGMP prescribed by the FDA or other rules and regulations prescribed by the NMPA and other foreign regulatory authorities. We and any of our collaborators may be unable to enter into or maintain relationships either domestically or abroad with manufacturers whose facilities and procedures comply or will continue to comply with cGMP and who are able to produce our products in accordance with applicable regulatory standards. Failure by a manufacturer of our products to comply with cGMP could result in significant time delays or our inability to obtain marketing approval or, should we have market approval, for such approval to continue. Changes in our manufacturers could require new product testing and facility compliance inspections. In the U.S., failure to comply with cGMP or other applicable legal requirements can lead to federal seizure of violated products, injunctive actions brought by the federal government, inability to export product, and potential criminal and civil liability on the part of a company and its officers and employees.

The success of CASI Wuxi is subject to uncertainty in our business plan and government regulatory actions.

Together with our partner, we established CASI Wuxi, to build and operate a GMP manufacturing facility in the Wuxi Huishan Economic Development Zone in Jiangsu Province, China. Under the terms of our agreement, we have agreed to invest $80 million in CASI Wuxi. As of September 30, 2022, we have invested $31 million in cash and transferred selected ANDAs valued at $30 million to CASI Wuxi. We have an 80% interest in CASI Wuxi and our partner has a 20% interest.

In November 2019, CASI Wuxi entered into a lease agreement for the right to use state-owned land in Wuxi for the construction of a manufacturing facility. Pursuant to this agreement, CASI Wuxi has committed to invest in land use rights and property, plant and equipment of RMB1 billion by August 2022. The lease agreement also specifies dates by which certain milestones must be met, including a construction start date in August 2020. Construction of the manufacturing facility began in the fourth quarter of 2020.

Since our business focus has been shifted from ANDA to specialty medicines in hematology-oncology filed, vast size investment on manufacturing plants does not fit the current business focus. Therefore, in December 2022, we return the land to the local government for an amount of RMB 44.42 million, equivalent to the payment for land use right. Meanwhile, all construction in process on the land was written off and the Company recorded a disposal loss of fixed assets amounted to RMB 15.8 million.

Since we failed to meet the land development milestone, the local land administration authority requested us to pay a land vacancy fee equivalent to 20% of the price for the land use rights according to the PRC Land Administration Law. We paid such fee in the amount of RMB 8.88 million to the local land administration authority in December 2022. Additionally, the Company received a government grant for the land development in April 2020 and November 2021, respectively, in the total amount of RMB 18.9 million. We are under negotiation with the local government on the grant. The government may require the Company to fully or partially return the grant and the Company may incur further losses.

CASI Wuxi is now operating a facility in Huishan Economic Development Zone. The facility is yet to be validated from local NMPA, and it is critical that we can obtain necessary approvals, permits and policy supports from local government with respect to the facility. The facility may not obtain or retain the requisite legal permits for manufacturing, and costs or operational limitations may be imposed in connection with obtaining and complying with such permits. Accordingly, there can be no assurance that CASI Wuxi will meet the expenditure requirements and other deadlines set forth in the lease agreement.

If we fail to maintain an effective distribution channel for our medicines, our business and sales could be adversely affected.

We rely on third-party distributors to distribute our approved medicines. Our ability to maintain and grow our business will depend on our ability to maintain an effective distribution channel that ensures the timely delivery of our medicines. However, we have relatively limited control over our distributors, who may fail to distribute our drugs in the manner we contemplate. If price controls or other factors substantially reduce the margins our distributors can obtain through the resale of our medicines to hospitals, medical institutions and sub-distributors, they may terminate their relationship with us. While we believe alternative distributors are readily available, there is a risk that, if the distribution of our medicines is interrupted, our sales volumes and business prospects could be adversely affected.

Risks Related to Extensive Government Regulation

All material aspects of the research, development, manufacturing and commercialization of pharmaceutical products are heavily regulated, and we may face difficulties in complying with or be unable to comply with such regulations, which could have a material adverse effect on our business.

All jurisdictions in which we conduct or intend to conduct our pharmaceutical-industry activities regulate these activities in great depth and detail. We are currently focusing our activities in the major markets of the United States, China and Europe. These geopolitical areas all strictly regulate the pharmaceutical industry, and in doing so they employ broadly similar regulatory strategies, including regulation of product development and approval, manufacturing, and marketing, sales and distribution of products. However, there are differences in the regulatory regimes - some minor, some significant - that make for a more complex and costly regulatory compliance burden for a company like ours that plans to operate in each of these regions.

The process of obtaining regulatory approvals and compliance with appropriate laws and regulations require the expenditure of substantial time and financial resources. Failure to comply with the applicable requirements at any time during the product development process, approval process, or after approval, may subject us to administrative or judicial sanctions. These sanctions could include a regulator’s refusal to approve pending applications, withdrawal of an approval, license revocation, a clinical hold, voluntary or mandatory product recalls, product seizures, total or partial suspension of production or distribution, injunctions, fines, refusals of government contracts, restitution, disgorgement, or civil or criminal penalties. The failure to comply with these regulations could have a material adverse effect on our business.

We are subject to certain U.S. healthcare laws, regulation and enforcement; our failure to comply with those laws could have a material adverse effect on our results of operations and financial condition.

We are subject to certain U.S. healthcare laws and regulations and enforcement by the federal government and the states in which we conduct our business. The laws that may affect our ability to operate include, without limitation:

●	the federal Anti-Kickback Statute (“AKS”), which governs our business activities, including our marketing practices, educational programs, pricing policies, and relationships with healthcare providers or other entities. The AKS prohibits, among other things, persons and entities from knowingly and willfully soliciting, receiving, offering or paying remuneration, directly or indirectly, in exchange for or to induce either the referral of an individual for, or the purchase, order or recommendation of, any good or service for which payment may be made under federal healthcare programs such as the Medicare and Medicaid programs. Remuneration has been broadly interpreted to include anything of value, including for example, gifts, discounts, coupons, the furnishing of supplies or equipment, credit arrangements, payments of cash, waivers of payments, ownership interests and providing anything at less than its fair market value. This statute has been broadly interpreted to apply to manufacturer arrangements with prescribers, purchasers and formulary managers, among others;

●	the Federal Food, Drug, and Cosmetic Act, and its regulations which prohibit, among other things, the introduction or delivery for introduction into interstate commerce of any food, drug, device, biologic, or cosmetic that is adulterated or misbranded;

●	the Public Health Service Act, which prohibits, among other things, the introduction into interstate commerce of biological product unless a biologics license is in effect for that product;

●	federal civil and criminal false claims laws and civil monetary penalty laws, which prohibit, among other things, individuals or entities from knowingly presenting, or causing to be presented, claims for payment from Medicare, Medicaid, or other third-party payers that are false or fraudulent, or making a false statement to avoid, decrease or conceal an obligation to pay money to the federal government;

●	federal criminal laws that prohibit executing a scheme to defraud any healthcare benefit program or making false statements relating to healthcare matters;

●	Health Insurance Portability and Accountability Act (as amended by the Health Information Technology and Clinical Health Act) and its implementing regulations, which impose certain requirements relating to the privacy, security and transmission of individually identifiable health information;

●	state law equivalents of each of the above federal laws, such as anti-kickback and false claims laws, which may apply to items or services reimbursed by any third-party payer, including commercial insurers, and state laws governing the privacy and security of health information in certain circumstances, many of which differ from each other in significant ways and may not have the same effect, thus complicating compliance efforts;

●	federal and state consumer protection and unfair competition laws, which broadly regulate marketplace activities and activities that potentially harm consumers;

●	federal and state government price reporting laws that require us to calculate and report complex pricing metrics to government programs, where such reported prices may be used in the calculation of reimbursement and/or discounts on our marketed drugs (participation in these programs and compliance with the applicable requirements may subject us to potentially significant discounts on our products, increased infrastructure costs, and could potentially affect our ability to offer certain marketplace discounts); and

●	federal and state financial transparency laws, which generally require certain types of expenditures in the U.S. to be tracked and reported (compliance with such requirements may require investment in infrastructure to ensure that tracking is performed properly, and some of these laws result in the public disclosure of various types of payments and relationships with healthcare providers and healthcare entities, which could potentially have a negative effect on our business and/or increase enforcement scrutiny of our activities).

In addition, certain marketing practices, including off-label promotion, may also violate certain federal and state healthcare fraud and abuse laws, FDA rules and regulations, as well as false claims laws. If our operations are found to be in violation of any of the laws described above or any other governmental regulations that apply to us, we, or our officers or employees, may be subject to penalties, including administrative civil and criminal penalties, damages, fines, withdrawal of regulatory approval, the curtailment or restructuring of our operations, the exclusion from participation in federal and state healthcare programs and imprisonment, any of which could adversely affect our ability to sell our products or operate our business and also adversely affect our financial results.

Current healthcare laws and regulations and future legislative or regulatory reforms to the healthcare system may affect our ability to sell our products profitably.

The U.S. and some foreign jurisdictions are considering or have enacted a number of legislative and regulatory proposals to change the healthcare system in ways that could affect our ability to sell our products profitably. Among policy makers and payers in the U.S. and elsewhere, there is significant interest in promoting changes in healthcare systems with the stated goals of containing healthcare costs, improving quality and/or expanding access. In the U.S., the pharmaceutical industry has been a particular focus of these efforts and has been significantly affected by major legislative initiatives.

We expect that healthcare reform measures, including the potential repeal and replacement of the Patient Protection and Affordable Care Act (“PPACA”), that may be adopted in the future, may have a significant impact on our business. Most recently, the Tax Cuts and Jobs Acts was enacted, which, among other things, removed penalties for not complying with the individual mandate to carry health insurance. Additionally, all or a portion of PPACA and related subsequent legislation may be modified, repealed or otherwise invalidated through judicial challenge, which could result in lower numbers of insured individuals, reduced coverage for insured individuals and adversely affect our business. If PPACA is repealed or replaced, it is unclear how the replacement statute may impact our business. If PPACA is not repealed or replaced, it will continue to impose requirements on our business.

Moreover, certain politicians have announced intentions to propose initiatives to regulate the prices of pharmaceutical products. We cannot know what form any such legislation may take or the market’s perception of how such legislation would affect us. Any reduction in reimbursement from government programs may result in a similar reduction in payments from private payors. The implementation of cost containment measures or other healthcare reforms may prevent us from being able to generate revenue, attain profitability, or commercialize our current products and/or those for which we may receive regulatory approval in the future.

Our medicines and any future approved drug candidates will be subject to ongoing regulatory obligations and continued regulatory review, which may result in significant additional expense and we may be subject to penalties if we fail to comply with regulatory requirements or experience unanticipated problems with our medicines and drug candidates.

Our medicines and any additional drug candidates that are approved will be subject to ongoing regulatory requirements for manufacturing, labeling, packaging, storage, advertising, promotion, sampling, record-keeping, conduct of post-marketing studies, and submission of safety, efficacy, and other post-marketing information, including both federal and state requirements in China, the US and other regions. As such, we and our collaborators will be subject to ongoing review and periodic inspections to assess compliance with applicable post-approval regulations. Additionally, to the extent we want to make certain changes to the approved medicines, product labeling, or manufacturing processes, we will need to submit new applications or supplements to regulatory authorities for approval.

Manufacturers and manufacturers’ facilities are required to comply with extensive FDA, NMPA and comparable regulatory authority requirements, ensuring that quality control and manufacturing procedures conform to GMP regulations. As such, we and our contract manufacturers are and will be subject to continual review and inspections to assess compliance with GMP and adherence to commitments made in any NDA or BLA, other marketing application, and previous responses to any inspection observations. Accordingly, we and others with whom we work must continue to expend time, money and effort in all areas of regulatory compliance, including manufacturing, production and quality control. The failure to comply with these requirements could have a material adverse effect on our business.

The regulatory approvals for our medicine and any approvals that we receive for our drug candidates are and may be subject to limitations on the approved indicated uses for which the medicine may be marketed or to the conditions of approval, which could adversely affect the drug’s commercial potential or contain requirements for potentially costly post-marketing testing and surveillance to monitor the safety and efficacy of the drug or drug candidate. The FDA, NMPA, European Medicines Agency (“EMA”) or comparable regulatory authorities may also require a Risk Evaluation and Mitigation Strategy (“REMS”) program or comparable program as a condition of approval of our drug candidates or following approval. In addition, if the FDA, NMPA, EMA or a comparable regulatory authority approves our drug candidates, we will have to comply with requirements including, for example, submissions of safety and other post-marketing information and reports, establishment registration, as well as continued compliance with GMP and GCP for any clinical trials that we conduct post-approval.

The FDA, NMPA, EMA or comparable regulatory authorities may seek to impose a consent decree or withdraw marketing approval if compliance with regulatory requirements is not maintained or if problems occur after the drug reaches the market. Later discovery of previously unknown problems with our medicines or drug candidates or with our drug’s manufacturing processes, or failure to comply with regulatory requirements, may result in revisions to the approved labeling to add new safety information; imposition of post-market studies or clinical studies to assess new safety risks; or imposition of distribution restrictions or other restrictions under a REMS program. Other potential consequences include, among other things:

●	restrictions on the marketing or manufacturing of our medicines, withdrawal of the product from the market, or voluntary or mandatory product recalls;

●	fines, untitled or warning letters, or holds on clinical trials;

●	refusal by the FDA, NMPA, EMA or comparable regulatory authorities to approve pending applications or supplements to approved applications filed by us or suspension or revocation of license approvals or withdrawal of approvals;

●	product seizure or detention, or refusal to permit the import or export of our medicines and drug candidates; and

●	injunctions or the imposition of civil or criminal penalties.

The FDA, NMPA, EMA and other regulatory authorities strictly regulate the marketing, labeling, advertising and promotion of products that are placed on the market. Drugs may be promoted only for their approved indications and for use in accordance with the provisions of the approved label. The FDA, NMPA, EMA and other regulatory authorities actively enforce the laws and regulations prohibiting the promotion of off-label uses, and a company that is found to have improperly promoted off-label uses may be subject to significant liability. The policies of the FDA, NMPA, EMA and of other regulatory authorities may change and additional government regulations may be enacted that could prevent, limit or delay regulatory approval of our drug candidates. We cannot predict the likelihood, nature or extent of government regulation that may arise from future legislation or administrative action, either in the United States or abroad, particularly in China, where the regulatory environment is constantly evolving. If we are slow or unable to adapt to changes in existing requirements or the adoption of new requirements or policies, or if we are not able to maintain regulatory compliance, we may lose any regulatory approval that we may have obtained and we may not achieve or sustain profitability.

In addition, if we obtain accelerated approval or conditional approval of any of our drug candidates, as we have done with the initial approval of EVOMELA® in China, we will be required to conduct a confirmatory study (also called Post Marketing Study “PMS”) to verify the predicted clinical benefit and may also be required to conduct post-marketing safety studies. Other comparable regulatory authorities may have similar requirements. The results from the confirmatory study may not support the clinical benefit, which could result in the approval being withdrawn. While operating under accelerated approval, we will be subject to certain restrictions that we would not be subject to upon receiving regular approval.

Risks Relating to Our Intellectual Property

We depend on patents and other proprietary rights, some of which are uncertain. If we are unable to protect our intellectual property rights our business and competitive position would be harmed.

We have in-licensed rights to a variety of product candidates. Our success, competitive position and future revenues with respect to these product candidates will depend, in part, on our ability to protect our intellectual property. We will be able to protect our proprietary rights from unauthorized use by third parties only to the extent that our proprietary rights are covered by valid and enforceable patents or are effectively maintained as trade secrets. We attempt to protect our proprietary position by maintaining trade secrets and by filing U.S. and foreign patent applications related to our in-licensed technology, inventions and improvements that are important to the development of our business. Our failure to do so may adversely affect our business and competitive position.

The patent positions of biotechnology and pharmaceutical companies can be highly uncertain and involve complex legal and factual questions for which important legal principles remain unresolved. We may not be able to protect our intellectual property rights throughout the world. No consistent policy regarding the breadth of claims allowed in pharmaceutical patents has emerged to date in the U.S. or in many jurisdictions outside of the U.S. Changes in either the patent laws or interpretations of patent laws in the U.S. and other countries may diminish the value of our intellectual property and therefore we cannot predict with certainty whether any patent applications that we have filed or that we may file in the future will be approved, will cover our products or product candidates or that any resulting patents will be enforced. In addition, third parties may challenge, seek to invalidate, limit the scope of or circumvent any of our patents, once they are issued. Thus, any patents that we own or license from third parties or CASI Wuxi or development partners may not provide any protection against competitors. Any patent applications that we have filed or that we may file in the future, or those we may license from third parties or CASI Wuxi or development partners, may not result in patents being issued. Moreover, disputes between our licensing or joint development partners and us may arise over license scope, or ownership, assignment, inventorship and/or rights to use or commercialize patent or other proprietary rights, which may adversely impact our ability to obtain and protect our proprietary technology and products. Also, patent rights may not provide us with adequate proprietary protection or competitive advantages against competitors with similar technologies or products.

Third parties may initiate legal proceedings alleging infringement of intellectual property rights, the outcome of which would be uncertain and could harm our business.

Third parties may assert patent or other intellectual property infringement claims against us or our licensors arising from the manufacture, use and sale of our current or future product candidates in China or in any other jurisdictions we ultimately commercialize in. The validity of our current or future patents or patent applications or those of our licensors may be challenged in litigation, interference or derivation proceedings, opposition, post grant review, inter parts review, or other similar enforcement and revocation proceedings provoked by third parties or brought by us, as may be necessary to determine the validity of our patents or patent applications or those of our licensors. Our patents could be found invalid, unenforceable, or their scope significantly reduced.

An unfavorable outcome could require us to cease using the related technology or to attempt to license rights to it from the prevailing party. Our business could be harmed if the prevailing party does not offer us a license on commercially reasonable terms. Our defense of litigation or interference proceedings may fail and, even if successful, may result in substantial costs and distract our management and other employees. In the event of a successful claim of infringement against us, we may have to pay substantial damages, including treble damages and attorneys’ fees for willful infringement, pay royalties, redesign our infringing products or obtain one or more licenses from third parties, which may be impossible or require substantial time and monetary expenditure.

Although China recently adopted changes to its patent law to include patent term extension and an early resolution mechanism for pharmaceutical patent disputes starting in June 2021, key provisions of the law remain unclear and/or subject to implementing regulations. The absence of effective regulatory exclusivity for pharmaceutical products in China could further increase the risk of early generic or biosimilar competition with our medicines in China.

In China, laws on patent term extension, patent linkage, and data exclusivity (referred to as regulatory data protection) are still developing. Therefore, a lower-cost generic drug can emerge onto the market much more quickly. Chinese regulators have set forth a framework for integrating patent linkage and data exclusivity into the Chinese regulatory regime, as well as for establishing a pilot program for patent term extension. The Economic and Trade Agreement Between the United States of America and the People’s Republic of China announced in January 2020 (the “Trade Agreement”) also provides for a mechanism for early resolution of patent disputes and patent term extension systems. To be implemented, this framework will require adoption of legislation and regulations. In October 2020, China adopted amendments to its Patent Law (the “Amended PRC Patent Law”), which became effective on June 1, 2021. The Amended PRC Patent Law contains both patent term extension and a mechanism for early resolution of patent disputes, which may be comparable to patent linkage in the United States. However, the provisions for patent term extension and an early resolution mechanism are unclear and/or remain subject to the approval of implementing regulations that are still in draft form or have not yet been proposed, leading to uncertainty about their scope and implementation.

Until the relevant implementing regulations for patent term extension and an early resolution mechanism in the Amended PRC Patent Law are implemented, and until data exclusivity is adopted and implemented, we may be subject to earlier generic competition.

Risks Relating to Our Common Stock or CASI Cayman Ordinary Shares

The market price of our common stock or CASI Cayman ordinary shares may be highly volatile or may decline regardless of our operating performance.

The volatile price of our securities makes it difficult for investors to predict the value of their investments, to sell shares at a profit at any given time, or to plan purchases and sales in advance. Our common stock price has fluctuated from year-to-year and quarter-to-quarter and will likely continue to be volatile. We expect that the trading price of our common stock or CASI Cayman ordinary shares is likely to be highly volatile in response to a variety of factors that are beyond our control, such as:

●	our ability to maintain regulatory approval for EVOMELA® and obtain regulatory approval for our other product candidates;

●	issues in importation, marketing and sales of EVOMELA®;

●	the success of CASI Wuxi to build and operate a manufacturing facility in China;

●	the clinical development of CNCT19, BI-1206, CB-5339 and CID-103;

●	publicity regarding actual or potential clinical test results relating to products under development by our competitors or us;

●	initiating, completing or analyzing, or a delay or failure in initiating, completing or analyzing, preclinical or clinical trials or animal trials or the design or results of these trials for products in development;

●	the entry into, or termination of, key agreements, including key commercial partner agreements;

●	the initiation of, material developments in, or conclusion of litigation to enforce or defend any of our intellectual property rights or defend against the intellectual property rights of others;

●	achievement or rejection of regulatory approvals for products in development by our competitors or us;

●	announcements of technological innovations or new commercial products by our competitors or us;

●	developments concerning our collaborations and supply chain;

●	regulatory developments in the United States and foreign countries;

●	economic or other crises and other external factors;

●	COVID-19 pandemic, especially as a result of investor concerns and uncertainty related to the impact of the outbreak on the economics of countries worldwide;

●	the loss of key employees;

●	period-to-period fluctuations in our revenues and other results of operations;

●	changes in financial estimates by securities analysts; or

●	publicity or activity involving possible future acquisitions, strategic investments, partnerships or alliances.

We will not be able to control many of these factors, and we believe that period-to-period comparisons of our financial results will not necessarily be indicative of our future performance. The valuations of many biotechnology companies without consistent product revenues and earnings are extraordinarily high based on conventional valuation standards, such as price to earnings and price to sales ratios. These trading prices and valuations may not be sustained. In the future, our operating results in a particular period may not meet the expectations of any securities analysts whose attention we may attract, or those of our investors, which may result in a decline in the market price of our common stock or CASI Cayman ordinary shares, as applicable. Any negative change in the public’s perception of the prospects of biotechnology companies could depress the price of our securities regardless of our results of operations. These factors may materially and adversely affect the market price of our common stock or CASI Cayman ordinary shares, as applicable.

Our largest stockholders, including our directors and officers and investment funds with which they are associated, hold a significant amount of our outstanding common stock and are expected to hold a significant amount of CASI Cayman ordinary shares and, if they acted together, could influence our management and affairs.

A small number of our stockholders, including our directors and officers and investment funds with which they are associated, hold a significant amount of our outstanding common stock and are expected to hold a significant amount of CASI Cayman ordinary shares after the Redomicile Merger. In addition, our officers and directors and investment funds with which they are associated could determine to make additional purchases of common stock or CASI Cayman ordinary shares, to the extent permitted by law. In the future, our officers and directors also could be issued shares of common stock or CASI Cayman ordinary shares as determined by the compensation committee and the board of directors in connection with current or future equity incentive plans.

These stockholders, if they acted together, could significantly influence the vote on all matters requiring approval by our stockholders, including the election of directors and the approval of mergers or other business combination transactions. We cannot assure you that our largest stockholders will not seek to influence our business and affairs in a manner that is contrary to the interests of our other stockholders. In addition, the significant concentration of ownership in our common stock may adversely affect the trading price for our common stock because investors often perceive disadvantages in owning stock in companies with significant stockholders.

Risks Relating to Our Auditor

The PCAOB had historically been unable to inspect our auditor in relation to their audit work performed for our financial statements and the inability of the PCAOB to conduct inspections of our auditor in the past has deprived our investors with the benefits of such inspections.

Our auditor, the independent registered public accounting firm that issued the audit report contained in CASI’s annual report and incorporated herein by reference, as an auditor of companies that are traded publicly in the United States and a firm registered with the PCAOB, is subject to laws in the United States pursuant to which the PCAOB conducts regular inspections to assess its compliance with the applicable professional standards. Our auditor is located in mainland China, a jurisdiction where the PCAOB was historically unable to conduct inspections and investigations completely before 2022. As a result, we and investors in CASI’s common stock were deprived of the benefits of such PCAOB inspections. The inability of the PCAOB to conduct inspections of auditors in China in the past has made it more difficult to evaluate the effectiveness of our independent registered public accounting firm’s audit procedures or quality control procedures as compared to auditors outside of China that are subject to the PCAOB inspections. On December 15, 2022, the PCAOB issued a report that vacated its December 16, 2021 determination and removed mainland China and Hong Kong from the list of jurisdictions where it is unable to inspect or investigate completely registered public accounting firms. However, if the PCAOB determines in the future that it no longer has full access to inspect and investigate completely accounting firms in mainland China and Hong Kong, and we use an accounting firm headquartered in one of these jurisdictions to issue an audit report on our financial statements filed with the Securities and Exchange Commission, we and investors in CASI’s common stock or CASI Cayman’s ordinary shares, as appropriate, would be deprived of the benefits of such PCAOB inspections again, which could cause investors and potential investors in CASI’s common stock or CASI Cayman’s ordinary shares, as appropriate, to lose confidence in our audit procedures and reported financial information and the quality of our financial statements.

Our Common Stock or CASI Cayman ordinary shares, as appropriate, will be prohibited from trading in the United States under the Holding Foreign Companies Accountable Act, or the HFCAA, in the future if the PCAOB is unable to inspect or completely investigate auditors located in China. The delisting of our Common Stock or CASI Cayman ordinary shares, or the threat of such Common Stock or CASI Cayman ordinary shares being delisted, may materially and adversely affect the value of your investment.

Pursuant to the HFCAA, if the SEC determines that we have filed audit reports issued by a registered public accounting firm that has not been subject to inspections by the PCAOB for two consecutive years beginning in 2021 or any year thereafter, the SEC will prohibit our securities from being traded on a national securities exchange or in the over-the-counter trading market in the United States.

On December 16, 2021, the PCAOB issued a report to notify the SEC of its determination that the PCAOB was unable to inspect or investigate completely registered public accounting firms headquartered in mainland China and Hong Kong and our auditor was subject to that determination. In April 2022, the SEC conclusively listed CASI as a Commission-Identified Issuer under the HFCAA following the filing of its annual report on Form 10-K for the fiscal year ended December 31, 2021.

On December 15, 2022, the PCAOB removed mainland China and Hong Kong from the list of jurisdictions where it is unable to inspect or investigate completely registered public accounting firms. For this reason, we do not expect CASI or CASI Cayman to be identified as a Commission-Identified Issuer under the HFCAA after it files its annual report on Form 10-K or Form 20-F, as appropriate, for the fiscal year ended December 31, 2022.

Each year, the PCAOB will determine whether it can inspect and investigate completely audit firms in mainland China and Hong Kong, among other jurisdictions. If the PCAOB determines in the future that it no longer has full access to inspect and investigate completely accounting firms in mainland China and Hong Kong and we use an accounting firm headquartered in one of these jurisdictions to issue an audit report on our financial statements filed with the Securities and Exchange Commission, we would be identified as a Commission-Identified Issuer following the filing of the annual report for the relevant fiscal year. In accordance with the HFCAA, our securities would be prohibited from being traded on a national securities exchange or in the over-the-counter trading market in the United States if we are identified as a Commission-Identified Issuer for two consecutive years in the future. If our securities are prohibited from trading in the United States, there is no certainty that we will be able to list on a non-U.S. exchange or that a market for our securities will develop outside of the United States. A prohibition of being able to trade in the United States would substantially impair your ability to sell or purchase CASI’s common stock or CASI Cayman’s ordinary shares, as appropriate, when you wish to do so, and the risk and uncertainty associated with delisting would have a negative impact on the price of such securities. Also, such a prohibition would significantly affect our ability to raise capital on terms acceptable to us, or at all, which would have a material adverse impact on our business, financial condition, and prospects.

Risks Relating to Our Business Operations in China

We conduct a majority of our operations in China. Changes in international trade and economic policy by the U.S. and Chinese governments could have a material adverse effect on our business and operations.

We have substantial operations and conduct business in China, and we plan to continue to expand these operations. Therefore, we are subject to risks related to operating in foreign countries, which include complex foreign laws or regulatory requirements or unexpected changes to those laws or requirements; other laws and regulatory requirements to which our business activities abroad are subject, such as the Foreign Corrupt Practices Act; changes in the political or economic condition of a specific country or region; fluctuations in the value of foreign currency versus the U.S. dollar; our ability to deploy overseas funds in an efficient manner; tariffs, trade protection measures, import or export licensing requirements, trade embargoes, and sanctions (including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury), and other trade barriers; difficulties in attracting and retaining qualified personnel; and cultural differences in the conduct of business. There is currently significant uncertainty about the future relationship between the U.S. and various other countries, including China, with respect to trade policies, treaties, government regulations and tariffs.

Any of the foregoing could harm our business and we cannot anticipate all of the ways in which the current political climate could adversely impact our business.

The legal system in China embodies uncertainties which could impose additional requirements and obligations on our business, and PRC laws, rules, and regulations can evolve quickly with little advance notice, which may materially and adversely affect our business, financial condition, and results of operations.

The rules and regulations in China can change quickly with little advance notice

We conduct a significant portion of our business through our PRC subsidiaries. Our operations in China are governed by PRC laws and regulations. PRC laws, rules, and regulations evolve rapidly with little advance notice, and the interpretations of laws, regulations, and rules may contain uncertainties. These uncertainties could limit the legal protections available to us. In addition, we cannot predict the effect of future developments in the PRC legal system, including the promulgation of new laws, changes to existing laws or the interpretation or enforcement thereof, or the preemption of local regulations by national laws. Such unpredictability towards our contractual, property (including intellectual property) and procedural rights could adversely affect our business and impede our ability to continue our operations, which may in turn cause the value of our securities to significantly decline or be worthless. From time to time, we may have to resort to judicial and administrative proceedings to enforce our legal rights. Any administrative and court proceedings in China may be protracted, resulting in substantial costs and diversion of resources and management attention. However, since the authorities in China have significant discretion in interpreting and implementing statutory and contractual terms, it may be more difficult to predict the outcome of a judicial or administrative proceeding in China than in other legal systems. Furthermore, the PRC legal system is based, in part, on government policies and internal rules, some of which are not published in a timely manner, or at all, but which may have retroactive effect. As a result, we may not always be aware of any potential violation of these policies and rules.

We may be required to obtain additional permissions or approvals for our business operations and securities offerings

As of the date hereof, our PRC subsidiaries have obtained the requisite licenses and permits from the PRC government authorities that are material for our business operations, including, among others, the Business License, the Drug Distribution License, the Clinical Trial Application with NMPA, and the notification filing for international collaborative clinical trial or the application for international collaborative scientific research with the China Human Genetic Resources Administrative Office( “HGRAO”). We also work with our business partners which have obtained the requisite license and permits for their business collaboration with us, including among others the Import Drug Registration for product(s) we promote and distribute in China. Given the uncertainties of interpretation and implementation of relevant laws and regulations and the enforcement practice by relevant government authorities, we may be required to obtain additional licenses, permits, or approvals in the future, failure to obtain which may hinder our ability to carry out our business plan or continue our business operations.

As of the date hereof, we and our PRC subsidiaries (i) are not required to obtain permissions from the China Securities Regulatory Commission, or the CSRC, (ii) are not required to go through cybersecurity review by the Cyberspace Administration of China, or the CAC, and (iii) have not been asked to obtain or were denied such permissions by any PRC authority. On July 7, 2022, the CAC published the Guidelines for Data Export Security Assessment (《数据出境安全评估办法》) (the “Guidelines”), which took effect on September 1, 2022. Pursuant to the Guidelines, the data processor who intends to transfer certain important data or large volume of personal information outside of China shall complete a prior CAC-led data outbound transfer security assessment. However, as the Guidelines has just come into effect, there is no specific enforcement guidelines or interpretation for such security assessment, including what constitutes “important data,” or how to define “outbound transfer,” which results in uncertainties whether our business will be subject to such CAC-led assessment. For the data we accessed through or obtained from clinical trials, we have complied with the laws and regulations then-in-effect, and completed the registration with HGRAO, but it is unclear if we will be required to go through the CAC-led or CAC-involved security assessment or the current HGRAO registration procedure will be changed in the future. We will closely monitor and review any regulatory development and comply with any new approval or license requirement when necessary. If (i) we inadvertently conclude that such permissions or approvals are not required, or (ii) applicable laws, regulations, or interpretations change and we are required to obtain such permissions or approvals in the future, we may have to expend significant time and costs to procure them. If we are unable to do so, on commercially reasonable terms, in a timely manner or otherwise, we may become subject to sanctions imposed by the PRC regulatory authorities, which could include fines and penalties, proceedings against us, and other forms of sanctions, and our ability to conduct our business, invest into China as foreign investments or accept foreign investments, or be listed on a U.S. or other overseas exchange may be restricted, and our business, reputation, financial condition, and results of operations may be materially and adversely affected.

In addition, new laws and regulations may be enacted from time to time, and PRC laws, rules, and regulations can evolve quickly with little advance notice. Substantial uncertainties exist regarding the interpretation and implementation of current and any future PRC laws and regulations applicable to our businesses. In particular, the PRC government authorities may continue to promulgate new laws, regulations, rules and guidelines with respect to a wide range of issues, such as competition and antitrust, intellectual property, and other matters, which may result in additional obligations imposed on us, and may impact our ability to conduct our business, accept foreign investments, or list on a U.S. or other foreign exchange. Compliance with these laws, regulations, rules, guidelines, and implementations may be costly, and any incompliance or associated inquiries, investigations, and other governmental actions may divert significant management time and attention and our financial resources, bring negative publicity, subject us to liabilities or administrative penalties, or materially and adversely affect our business, financial condition, and results of operations.

The Chinese government may intervene or influence our operations at any time, or may exert more control over offerings conducted overseas and/or foreign investment in China-based issuers

The PRC government authorities may intervene or influence our operations at any time, or may exert more control and strengthen oversight over offerings that are conducted overseas and/or foreign investment in overseas-listed China-based issuers like us. Such actions are beyond our control and could result in a material change in our operations and/or the value of our securities. There is no assurance that any new rules or regulations promulgated in the future will not impose additional requirements on us. If the PRC government authorities later promulgate new rules or explanations requiring that we obtain their approvals or complete filing procedures with them for our future overseas offerings, we may be unable to obtain such approvals or complete such filing procedures in a timely manner, or at all, and such approvals or filings may be rescinded even if obtained or completed. Any such actions by the Chinese government to exert more oversight and control over offerings that are conducted overseas and/or foreign investment in China-based issuers could significantly limit or completely hinder our ability to continue to offer securities to investors and cause the value of such securities to significantly decline or be worthless. In addition, implementation of industry-wide regulations directly targeting our operations could cause the value of our securities to significantly decline or become worthless. Therefore, investors of our company and our business face potential uncertainty from actions taken by the PRC government affecting our business.

Governmental control of currency conversion and payments of RMB out of mainland China may limit our ability to utilize our cash balances effectively and affect the value of your investment.

Our China subsidiaries have cash and cash equivalents of RMB 133.4 million, valued at $18.7 million in U.S. dollars as of September 30, 2022. On a consolidated basis this balance accounts for 64% of our total cash and cash equivalents. The Chinese government imposes controls on the convertibility of RMB into foreign currencies and, in certain cases, the remittance of RMB out of mainland China. Control on payments out of mainland China may restrict the ability of our China subsidiaries to remit RMB to us. Approval from China’s State Administration of Foreign Exchange (“SAFE”) and the People’s Bank of China (“PBOC”) may be required where RMB are to be converted into foreign currencies, including U.S. dollars, and approval from SAFE and the PBOC or their branches may be required where RMB are to be remitted out of mainland China. Specifically, under the existing restrictions, without prior approval from SAFE and the PBOC, the cash balance of our China subsidiaries is not available to us for activities outside of China, including the support of our in-licensing efforts. Furthermore, because repatriation of funds requires the prior approval of SAFE and the PBOC, such repatriation could be delayed, restricted or limited.

Changes in China’s economic, political or social conditions or government policies could have a material adverse effect on our business and operations.

Chinese society and the Chinese economy continue to undergo significant change. Adverse changes in the political and economic policies of the Chinese government could have a material adverse effect on the overall economic growth of China, which could adversely affect our ability to conduct business in China. The Chinese government continues to adjust economic policies to promote economic growth. Some of these measures benefit the overall Chinese economy but may also have a negative effect on us. For example, our financial condition and results of operations in China may be adversely affected by government control over capital investments or changes in tax regulations. As the Chinese pharmaceutical industry grows and evolves, the Chinese government may also implement measures to change the structure of foreign investment in this industry. We are unable to predict the frequency and scope of such policy changes, any of which could materially and adversely affect our liquidity, access to capital and its ability to conduct business in China. Any failure on our part to comply with changing government regulations and policies could result in the loss of our ability to develop and commercialize our product candidates in China.

The Chinese government exerts substantial influence over the manner in which we must conduct our business activities.

The Chinese government has exercised and continues to exercise substantial control over virtually every sector of the Chinese economy through regulation and state ownership. Our ability to operate in China may be harmed by changes in its laws and regulations, including those relating to taxation, import and export tariffs, environmental regulations, land use rights, property, healthcare regulations, and other matters. We believe that our operations in China are in material compliance with all applicable legal and regulatory requirements. However, the central or local governments of the jurisdictions in which we operate may impose new, stricter regulations or interpretations of existing regulations that would require additional expenditures and efforts on our part to ensure our compliance with such regulations or interpretations.

Accordingly, government actions in the future, including any decision not to continue to support recent economic reforms and to return to a more centrally planned economy or regional or local variations in the implementation of economic policies, could have a significant effect on economic conditions in China or particular regions thereof and could require us to divest ourselves of any interest we then hold in Chinese properties, subsidiaries, or joint ventures.

We are subject to the Enterprise Income Tax Law, and we may therefore be subject to PRC income tax on our global income.

Under the PRC Enterprise Income Tax Law and its implementing rules, both of which came into effect on January 1, 2008, enterprises established under the laws of jurisdictions outside of China with “de facto management bodies” located in China may be considered PRC tax resident enterprises for tax purposes and may be subject to the PRC enterprise income tax at the rate of 25% on their global income. “De facto management body” refers to a managing body that exercises substantive and overall management and control over the production and business, personnel, accounting books and assets of an enterprise. The State Administration of Taxation issued the Notice Regarding the Determination of Chinese-Controlled Offshore-Incorporated Enterprises as PRC Tax Resident Enterprises on the basis of de facto management bodies, or Circular 82, on April 22, 2009. Circular 82 provides certain specific criteria for determining whether the “de facto management body” of a Chinese-controlled offshore-incorporated enterprise is located in China.

Although Circular 82 only applies to offshore enterprises controlled by PRC enterprises, not those controlled by foreign enterprises or individuals, the determining criteria set forth in Circular 82 may reflect the State Administration of Taxation’s general position on how the “de facto management body” test should be applied in determining the tax resident status of offshore enterprises, regardless of whether they are controlled by PRC enterprises. If we were to be considered a PRC resident enterprise, we would be subject to PRC enterprise income tax at the rate of 25% on our global income. In such case, our profitability and cash flow may be materially reduced as a result of our global income being taxed under the Enterprise Income Tax Law. Although we believe that none of our entities outside of China should be considered a PRC resident enterprise for PRC tax purposes. the tax resident status of an enterprise is subject to determination by the PRC tax authorities and uncertainties remain with respect to the interpretation of the term “de facto management body.”

Chinese regulations relating to investments in offshore companies by China residents may subject our China-resident stockholders, beneficial owners or our China subsidiaries to liability or penalties, limit our ability to inject capital into our China subsidiaries or limit our China subsidiaries’ ability to increase their registered capital or distribute profits to us.

The SAFE promulgated the Circular on Relevant Issues Concerning Foreign Exchange Control on Domestic Residents’ Offshore Investment and Financing and Roundtrip Investment through Special Purpose Vehicles, or SAFE Circular 37, on July 4, 2014, which replaced the former circular commonly known as “SAFE Circular 75” promulgated by SAFE on October 21, 2005. SAFE Circular 37 requires China residents to register with local branches of SAFE in connection with their direct establishment or indirect control of an offshore entity, for the purpose of overseas investment and financing, with such China residents’ legally owned assets or equity interests in domestic enterprises or offshore assets or interests, referred to in SAFE Circular 37 as a “special purpose vehicle.” SAFE Circular 37 further requires amendment to the registration in the event of any significant changes with respect to the special purpose vehicle, such as increase or decrease of capital contributed by China individuals, share transfer or exchange, merger, division or other material event. In the event that a China shareholder holding interests in a special purpose vehicle fails to fulfill the required SAFE registration, the China subsidiaries of that special purpose vehicle may be prohibited from making profit distributions to the offshore parent and from carrying out subsequent cross-border foreign exchange activities, and the special purpose vehicle may be restricted in its ability to contribute additional capital into its China subsidiary. Moreover, failure to comply with the various SAFE registration requirements described above could result in liability under China law for evasion of foreign exchange controls. According to the Notice on Further Simplifying and Improving Policies for the Foreign Exchange Administration of Direct Investment released on February 13, 2015 by SAFE, local banks will examine and handle foreign exchange registration for overseas direct investment, including the initial foreign exchange registration and amendment registration, under SAFE Circular 37 from June 1, 2015.

According to SAFE Circular 37, our stockholders or beneficial owners, who are China residents, are subject to SAFE Circular 37 or other foreign exchange administrative regulations in respect of their investment in our company. We may not be aware of the identities of all of our stockholders or beneficial owners who are China residents, and we do not know whether they are aware of SAFE Circular 37. We do not have control over our stockholders or beneficial owners and there can be no assurance that all of our China-resident stockholders or beneficial owners will comply with SAFE Circular 37 and subsequent implementation rules, and there is no assurance that the registration under SAFE Circular 37 and any amendment will be completed in a timely manner, or will be completed at all. The failure of our stockholders or beneficial owners who are China residents to register or amend their foreign exchange registrations in a timely manner pursuant to SAFE Circular 37 and subsequent implementation rules, or the failure of future stockholders or beneficial owners who are China residents to comply with the registration procedures set forth in SAFE Circular 37 and subsequent implementation rules, may subject such stockholders or beneficial owners or our China subsidiaries to fines and legal sanctions. Failure to register or comply with relevant requirements may also limit our ability to contribute additional capital to our China subsidiaries and limit our China subsidiaries’ ability to distribute dividends to us. Because a majority of our operating activities take place in and our strategic focus is on China, any such limitations would have a material adverse effect on our business, financial condition and results of operations.

We may be subject to fines and legal sanctions by SAFE or other Chinese government authorities if we or our employees who are China citizens fail to comply with regulations relating to employee stock options granted by companies listed on exchanges outside of China to China citizens.

On February 15, 2012, SAFE promulgated the Circular on Relevant Issues Concerning the Foreign Exchange Administration for Domestic Individuals’ Participating in the Share Incentive Plans of Overseas-Listed Companies, or SAFE Circular 7, replacing earlier rules promulgated in 2007. Under SAFE Circular 7, China resident individuals who participate in a share incentive plan of a company that is listed on an overseas exchange are required to register with SAFE and complete certain other procedures. All participants to a plan need to retain a China agent through Chinese subsidiaries of the overseas listed company to handle foreign exchange registration, account opening, funds transfer and remittance and other related matters. An overseas agent should also be designated to handle matters in connection with the exercise or sale of share awards and proceeds transferring for the share incentive plan participants. We believe that our share incentive plans for our China resident employees are in compliance with SAFE Circular 7; however, any failure to comply with these or similar regulations in the future may subject us or our Chinese employees to fines and legal sanctions imposed by SAFE or other government authorities and may prevent us from further granting options under our share incentive plans to our employees. Such events could adversely affect our business operations.

General Risk Factors

We may engage in strategic, commercial and other corporate transactions that could negatively affect our financial condition and prospects.

We may consider strategic, commercial, and other corporate transactions as opportunities present themselves. There are risks associated with such activities. These risks include, among others, incorrectly assessing the quality of a prospective strategic partner, encountering greater than anticipated costs in integration, being unable to profitably deploy assets acquired in the transaction, such as drug candidates, possible dilution to our stockholders, and the loss of key employees due to changes in management. Further, strategic transactions may place additional constraints on our resources by diverting the attention of our management from our business operations. To the extent we issue securities in connection with additional transactions, these transactions and related issuances may have a dilutive effect on existing shareholders. Our financial condition and prospects after an acquisition depend in part on our ability to successfully integrate the operations of the acquired business or technologies. We may be unable to integrate operations successfully or to achieve expected cost savings. Any cost savings which are realized may be offset by losses in revenues or other charges to earnings.

If securities or industry analysts publish inaccurate or unfavorable research about our business, our stock price could decline.

The trading market for our common stock will depend in part on the research and reports that securities or industry analysts publish about us or our business. If one or more of the analysts who may cover us downgrade our securities or publish inaccurate or unfavorable research about our business, the price of our securities would likely decline.

Subsequent resales of shares of our common stock or CASI Cayman ordinary shares in the public market may cause the market price of our common stock or CASI Cayman ordinary shares, in each case, to fall.

The market value of our common stock or CASI Cayman ordinary shares could decline as a result of sales by investors from time to time, or perceptions that such sales may occur, of a substantial amount of such securities held by them.

Issuances of additional shares of our common stock or CASI Cayman ordinary shares may cause substantial dilution of existing stockholders.

We may issue additional shares of common stock or CASI Cayman ordinary shares or other securities that are convertible into or exercisable for such common stock or ordinary shares in connection with future acquisitions, future sales of our securities for capital raising purposes, future strategic relationships, or for other business purposes. The future issuance of any additional shares of our common stock or CASI Cayman ordinary shares may create downward pressure on the trading price of our common stock or CASI Cayman ordinary shares. There can be no assurance that we will not be required to issue additional shares, warrants or other convertible securities in the future in conjunction with any capital raising efforts, including at a price (or exercise prices) below the price at which shares of our common stock are then traded.

MARKET FOR THE COMPANY’S COMMON STOCK AND CASI CAYMAN ORDINARY SHARES

Market Information

Our common stock trades on the NASDAQ Capital Market under the symbol “CASI.”

Based on the records of our transfer agent, we had 13,321,507 shares of common stock issued and outstanding as of the Record Date for the Special Meeting.

We and CASI Cayman are in the process of applying for listing of CASI Cayman’s ordinary shares with the Nasdaq Capital Market and hope to complete that process concurrent with the consummation of the Redomicile Merger.

Holders

Based on the records of our transfer agent, there were 203 stockholders of record of our common stock as of the Record Date for the Special Meeting (not including beneficial owners who hold shares at broker/dealers in “street name”).

Transfer Agent

Our transfer agent is American Stock Transfer & Trust Company, LLC, whose address is 6201, 15th Avenue, Brooklyn, New York 11219, and whose telephone number is (718) 921-8206. American Stock Transfer & Trust Company, LLC shall continue to serve as CASI Cayman’s transfer agent after the Redomicile Merger.

Dividends

While there are no restrictions (other than compliance with applicable laws) that limit our ability to pay dividends, we have not paid cash dividends on our common stock, and following the approval and completion of the Redomicile Merger do not currently intend to pay cash dividends on CASI Cayman’s ordinary shares in the foreseeable future. Our policy is to retain all earnings, if any, to provide funds for the operation and expansion of our business. The declaration of dividends, if any, will be subject to the discretion of our Board of Directors, and after the Redomicile Merger, the board of directors of CASI Cayman, who may consider such factors as our results of operations, financial condition, capital needs and acquisition strategy, among others, in making its determination.

We may rely on dividends from our subsidiaries in China to pay dividend and other distributions on our common stock and CASI Cayman ordinary shares. PRC regulations may restrict the ability of our PRC subsidiaries to pay dividends to us. Under the current regulatory regime in China, a PRC company may pay dividends only out of their accumulated profit, if any, determined in accordance with PRC accounting standards and regulations, and is required to set aside as general reserves at least 10% of its after-tax profit, until the cumulative amount of such reserves reaches 50% of its registered capital, prior to any dividend distribution. In addition, a PRC company shall not distribute any profits in a given year until any losses from prior fiscal years have been offset.

BUSINESS

CASI Cayman is an exempted company incorporated under the laws of the Cayman Islands in January 2023, and a wholly-owned subsidiary of CASI. CASI Cayman does not have any operations or assets other than those in connection with the Redomicile Merger. Accordingly, a separate discussion of its business, financial positions and such other relevant matters is not included in this proxy statement/prospectus.

The description of the business of CASI set forth under “Part I — Item I. Business” included in our 2021 Annual Report is incorporated by reference into this proxy statement/prospectus.

Organizational Chart

Below set forth is an organization chart of CASI as of December 31, 2022:

Risks and Uncertainties Relating to Doing Business in China

We face various risks and uncertainties related to doing business in China. Our business operations are primarily conducted in China, and we are subject to complex and evolving PRC laws and regulations. For a detailed description of risks related to doing business in China, please refer to risks disclosed under “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to Our Business Operations in China.”

PRC government’s significant authority in regulating our operations and its oversight and control over offerings conducted overseas by, and foreign investment in, China-based issuers could significantly limit or completely hinder our ability to offer or continue to offer securities to investors and cause the value of our securities to significantly decline or be worthless. Implementation of industry-wide regulations, including data security or anti-monopoly related regulations, in this nature could result in a material change in our operations and may cause the value of our securities to significantly decline or become worthless. Risks and uncertainties arising from the legal system in China, including risks and uncertainties regarding the enforcement of laws and quickly evolving rules and regulations in China, could result in a material adverse change in our operations and the value of our common stock and CASI Cayman ordinary shares. For example, the China’s government has made in recent years statements and regulatory actions to regulate certain market players or to improve its supervision of the market in general, such as those related to data security or anti-monopoly concerns. While we currently do not believe such regulatory actions have materially impacted our business operations, our ability to accept foreign investments, or our ability to maintain listing with Nasdaq, there is no assurance that any new rules or regulations promulgated in the future will not impose additional requirements on us. If any such rules or regulations is adopted, we may be subject to more stringent regulatory scrutinizes for our operation and financing efforts, which may in turn result in more compliance costs and expenses to be incurred by us, delay our investment and financing activities, or otherwise impact our ability to conduct our business, accept foreign investments, or list on a U.S. or other foreign exchange. For more details, see “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to Our Business Operations in China — The legal system in China embodies uncertainties which could impose additional requirements and obligations on our business, and PRC laws, rules, and regulations can evolve quickly with little advance notice, which may materially and adversely affect our business, financial condition, and results of operations.”

Risks Relating to Our Auditor

Our auditor, the independent registered public accounting firm that issues the audit report contained in our Annual Report, as an auditor of companies that are traded publicly in the United States and a firm registered with the PCAOB, is subject to laws in the United States pursuant to which the PCAOB conducts regular inspections to assess its compliance with the applicable professional standards. Our auditor is located in mainland China, a jurisdiction where the PCAOB was historically unable to conduct inspections and investigations completely before 2022. As a result, we and investors in CASI’s common stock were deprived of the benefits of such PCAOB inspections. Pursuant to the Holding Foreign Companies Accountable Act, or the HFCAA, if the SEC determines that we have filed audit reports issued by a registered public accounting firm that has not been subject to inspections by the PCAOB for two consecutive years, the SEC will prohibit our securities from being traded on a national securities exchange or in the over-the-counter trading market in the United States.

On December 16, 2021, the PCAOB issued a report to notify the SEC of its determination that the PCAOB was unable to inspect or investigate completely registered public accounting firms headquartered in mainland China and Hong Kong and our auditor was subject to that determination. In April 2022, the SEC conclusively listed us as a Commission-Identified Issuer under the HFCAA following the filing of our annual report on Form 10-K for the fiscal year ended December 31, 2021. On December 15, 2022, the PCAOB issued a report that vacated its December 16, 2021 determination and removed mainland China and Hong Kong from the list of jurisdictions where it is unable to inspect or investigate completely registered public accounting firms. For this reason, we do not expect CASI or CASI Cayman to be identified as a Commission-Identified Issuer under the HFCAA after it files its annual report on Form 10-K or Form 20-F, as appropriate, for the fiscal year ended December 31, 2022.

Each year in the future, the PCAOB will determine whether it can inspect and investigate completely audit firms in mainland China and Hong Kong, among other jurisdictions. If the PCAOB determines in the future that it no longer has full access to inspect and investigate completely accounting firms in mainland China and Hong Kong and we use an accounting firm headquartered in one of these jurisdictions to issue an audit report on our financial statements filed with the Securities and Exchange Commission, we would be identified as a Commission-Identified Issuer following the filing of the annual report for the relevant fiscal year. In accordance with the HFCAA, our securities would be prohibited from being traded on a national securities exchange or in the over-the-counter trading market in the United States if we are identified as a Commission-Identified Issuer for two consecutive years in the future. If our securities are prohibited from trading in the United States, there is no certainty that we will be able to list on a non-U.S. exchange or that a market for our securities will develop outside of the United States. A prohibition of being able to trade in the United States would substantially impair your ability to sell or purchase CASI’s common stock or CASI Cayman’s ordinary shares, as appropriate, when you wish to do so, and the risk and uncertainty associated with delisting would have a negative impact on the price of such securities. Also, such a prohibition would significantly affect our ability to raise capital on terms acceptable to us, or at all, which would have a material adverse impact on our business, financial condition, and prospects.

For more details, see “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to Our Auditor.”

Cash and Asset Transfer among the Company and its Subsidiaries

CASI provides funding to its subsidiaries from time to time through capital contributions or loans, subject to satisfaction of applicable government registration and approval requirements. For the year ended December 31, 2021, CASI made $10.0 million funding through capital contributions to one of its subsidiaries.

The subsidiaries of CASI may pay dividends and make other distributions to CASI subject to satisfaction of applicable government filing and approval requirements. Such dividend or other distributions may be subject to limitations and certain tax consequences, a discussion on which is set forth below. For the year ended December 31, 2021, no dividends or other distributions were made by subsidiaries of CASI.

CASI also pays service fees to its PRC subsidiaries pursuant to certain sales support service agreement and research and development support service agreement. For the year ended December 31 2021, CASI paid service fees of $19.5 million to CASI Pharmaceuticals (China) Co., Ltd., one of its PRC subsidiaries. Under PRC tax laws and regulations, earning of our subsidiaries under such agreements are subject to a statutory tax rate of 25%.

In the year ended December 31, 2021, no assets other than cash were transferred through our organization.

All cash transfers among CASI and its subsidiaries have been eliminated in CASI’s consolidated statement of cash flows.

The existing PRC foreign exchange regulations may limit our ability to initiate and complete the cash transfers within our group. Approval from SAFE and PBOC may be required where RMB are to be converted into foreign currencies, including U.S. dollars, and approval from SAFE and PBOC or their branches may be required where RMB are to be remitted out of mainland China. Please see “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to Our Business Operations in China — Governmental control of currency conversion and payments of RMB out of mainland China may limit our ability to utilize our cash balances effectively and affect the value of your investment.”

The Company has never declared or paid dividends on its common stock or any other securities and does not anticipate paying any dividends in the foreseeable future. We may rely on dividends from our subsidiaries in China to pay dividend and other distributions on our common stock and CASI Cayman ordinary shares. PRC regulations may restrict the ability of our PRC subsidiaries to pay dividends to us. In addition to applicable foreign exchange limitations, under the current regulatory regime in China, a PRC company may pay dividends only out of their accumulated profit, if any, determined in accordance with PRC accounting standards and regulations, and is required to set aside as general reserves at least 10% of its after-tax profit, until the cumulative amount of such reserves reaches 50% of its registered capital, prior to any dividend distribution. In addition, a PRC company shall not distribute any profits in a given year until any losses from prior fiscal years have been offset.

Permission Required from the PRC Authorities with respect to the Operations of Our PRC Subsidiaries

As the date hereof, our PRC subsidiaries have obtained the requisite licenses and permits from the PRC government authorities that are material for our business operations, including, among others, the Business License, the Drug Distribution License, the Clinical Trial Application with the NMPA, and the notification filing for international collaborative clinical trial or the application for international collaborative scientific research with the HGRAO. We also work with our business partners which have obtained the requisite license and permits for their business collaboration with us, including among others the Import Drug Registration for product(s) we promote and distribute in China. Given the uncertainties of interpretation and implementation of relevant laws and regulations and the enforcement practice by relevant government authorities, we may be required to obtain additional permissions or approvals for our business operations. For more details, see “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to Our Business Operations in China — The legal system in China embodies uncertainties which could impose additional requirements and obligations on our business, and PRC laws, rules, and regulations can evolve quickly with little advance notice, which may materially and adversely affect our business, financial condition, and results of operations.”

As the date hereof, we and our PRC subsidiaries (i) are not required to obtain permissions from the China Securities Regulatory Commission, or the CSRC, (ii) are not required to go through cybersecurity review by the Cyberspace Administration of China, or the CAC, and (iii) have not been asked to obtain or were denied such permissions by any PRC authority. On July 7, 2022, the CAC published the Guidelines for Data Export Security Assessment (《数据出境安全评估办法》) (the “Guidelines”), which took effect on September 1, 2022. Pursuant to the Guidelines, the data processor who intends to transfer certain important data or large volume of personal information outside of China shall complete a prior CAC-led data outbound transfer security assessment. However, as the Guidelines has just come into effect, there is no specific enforcement guidelines or interpretation for such security assessment, including what constitutes “important data”, or how to define “outbound transfer”, which results in uncertainties whether our business will be subject to such CAC-led assessment. For the data we accessed through or obtained from clinical trials, we have complied with the laws and regulations then-in-effective, and completed the registration with HGRAO, but it is unclear if we will be required to go through the CAC-led or CAC-involved security assessment or the current HGRAO registration procedure will be changed in the future. We will closely monitor and review any regulatory development and comply with any new approval or license requirement when necessary. If (i) we inadvertently conclude that such permissions or approvals are not required, or (ii) applicable laws, regulations, or interpretations change and we are required to obtain such permissions or approvals in the future, we may have to expend significant time and costs to procure them. If we are unable to do so, on commercially reasonable terms, in a timely manner or otherwise, we may become subject to sanctions imposed by the PRC regulatory authorities, which could include fines and penalties, proceedings against us, and other forms of sanctions, and our ability to conduct our business, invest into China as foreign investments or accept foreign investments, or be listed on a U.S. or other overseas exchange may be restricted, and our business, reputation, financial condition, and results of operations may be materially and adversely affected.

Recent Development on CASI Wuxi

In November 2019, CASI Wuxi entered into a lease agreement for the right to use state-owned land in China for the construction of a manufacturing facility. Pursuant to this agreement, CASI Wuxi has committed to invest in land use rights and property, plant and equipment of RMB 1 billion by August 2022. The lease agreement also specifies dates by which certain milestones must be met, including a construction start date in August 2020. Construction of the manufacturing facility began in the fourth quarter of 2020. Since our business focus has been shifted from ANDA to specialty medicines in hematology-oncology filed, vast size investment on manufacturing plants does not fit the current business focus. Therefore, in December 2022, we return the land to the local government for an amount of RMB 44.42 million, equivalent to the payment for land use right. Meanwhile, all construction in process on the land was written off and the Company recorded a disposal loss of fixed assets amounted to RMB 15.8 million.

Since we failed to meet the land development milestone, the local land administration authority requested us to pay a land vacancy fee equivalent to 20% of the price for the land use rights according to the PRC Land Administration Law. We paid such fee in the amount of RMB 8.88 million to the local land administration authority in December 2022. Additionally, the Company received a government grant for the land development in April 2020 and November 2021 respectively, in the total amount of RMB 18.9 million. We are under negotiation with the local government on the grant. The government may require the Company to fully or partially return the grant and the Company may incur further losses.

See “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to Our Reliance on Third Parties — The success of CASI Wuxi is subject to uncertainty in our business plan and government regulatory actions.”

Recent Development on Octreotide LAI

On February 2, 2023, the Company entered into a Termination Agreement and Release with Pharmathen Global BV (“Pharmathen”), pursuant to which (i) both parties agreed to terminate the Exclusive Distribution License Agreement dated October 29, 2019 with respect to product Octreotide LAI, (ii) the Company shall return all confidential information provided by Pharmathen and cancel all regulatory approvals or other registrations it had obtained as an authorized distributor; and (iii) Pharmathen shall refund €1.25 million to the Company.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

We are incorporating by reference management’s discussion and analysis of financial condition and results of operations for the years ended December 31, 2020 and December 31, 2021 under “Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations,” included in our Annual Report on Form 10-K filed with the SEC on March 28, 2022, and management’s discussion and analysis of financial condition and results of operations for the nine months ended September 30, 2021 and September 30, 2022 under “Part I. Financial Information – Item 2 Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our Quarterly Report on Form 10-Q filed with the SEC on November 14, 2022.

CASI’s research and development expenses

The following table summarizes our research and development expenses by product candidates:

Year ended December 31, 2021
(US$ in thousands)
CID-103	5,871
EVOMELA	1,051
ANDAs	759
Generic pharmaceuticals	694
BI-1206	272
Other candidates	344
Unallocated research and development expenses
Labor cost	3,278
Depreciation and amortization	1,446
Tax and insurance	658
Others	49
Total research and development expenses	14,422

MANAGEMENTS

The following table sets forth the individuals to be appointed as directors and officers of CASI Cayman upon the effectiveness of the Redomicile Merger (collectively, “director and officer appointees”):

Directors and Officer Appointees	Age	Position/Title
Wei-Wu He, Ph.D.	57	Chairman to the board of directors and CEO
Y. Alexander Wu, Ph.D.	59	Independent Director
Zhenbo Su	47	Independent Director
Thomas Folinsbee	55	Independent Director
Xuebo Zeng	37	Independent Director
Wei (Larry) Zhang	63	President
Alexander A. Zukiwski, MD	64	Chief Medical Officer
Fuqiang Zhang	54	Chief Commercial Officer
Chunhua Wang	51	Chief Operation Officer
Kun Qian	41	Global Controller
Wei Gao	41	General Counsel

Wei-Wu He, Ph.D. Dr. He has served as chairman to the board of directors and CEO of CASI since April 2, 2019. Dr. He served as executive chairman of CASI from February 23, 2018 to April 2, 2019, as chairman to the board of directors of CASI from May 2013 to February 23, 2018, and as executive chairman from February 2012 to May 2013. Dr. He has been serving as executive chairman of Human Longevity Inc. (a privately-held biotechnology firm specializing in combining DNA sequencing with machine learning) since July 2019. He also is the founder and general partner of Emerging Technology Partners, LLC, a life sciences focused venture fund established in 2000. Dr. He has been involved in founding or funding over 20 biotech companies throughout his career, some of which went on to be acquired by significantly larger firms. In the earlier part of his career, Dr. He was one of the first few scientists at Human Genome Sciences, and prior to that, was a research fellow at Massachusetts General Hospital and Mayo Clinic. Dr. He is an author to more than 25 research publications and inventor of over 30 issued patents. Dr. He received his Ph.D. from Baylor College of Medicine and MBA from The Wharton School of University of Pennsylvania.

Y. Alexander Wu, Ph.D. Dr. Wu has been a director of CASI since April 2013. From 2006 to 2017, Dr. Wu was co-founder and chief executive officer of Crown Bioscience, Inc., a drug discovery and preclinical research organization in the oncology sector with over 600 employees, which was acquired by JSR for over $400 million in 2017. Before co-founding Crown Bioscience, Dr. Wu was chief business officer of Starvax International Inc., a biopharmaceutical R&D company focusing on the development of novel therapeutic drugs for the treatment of infectious disease and cancer. Prior to Starvax, he was the head of Asian Operations with Burrill & Company, a life science venture capital and merchant bank. Dr. Wu also co-founded and was chief operating officer of Unimicro Technologies, a life science instrumentation company. He started his career with Hoffmann-La Roche, where he was manager of business development and strategic planning. Dr. Wu obtained his B.S. in biochemistry from Fudan University, China, a M.S. in biochemistry from the University of Illinois, and a Ph.D. in molecular cell biology and MBA from the University of California, Berkeley.

Zhenbo Su. Mr. Su has extensive experiences in the bioscience industry, and he has been a well-known investor in the life-science industry. Mr. Su is currently a partner of Guangzhou Redhill Capital Investment Management Co., Ltd, a leading life-science focused venture capital firm based in Guangzhou, which he co-founded in 2018. Prior to Mr. Su’s efforts in Redhill, he has served as the managing partner of Shenzhen Shared Investment Medical Fund since 2013. Mr. Su has served as an executive director of multiple companies in bioscience industry, such as TCRCure, Genetron, Medprint, Juventus, Hocermed, Polyrey, Pandamed, Light Vision and Meyer FSMP. Before Mr. Su started his career in investment, he was a director at Alcon China, a Novartis company, from 2007 to 2012. Earlier in Mr. Su’s career, he once worked at Johnson & Johnson in medical branch. Mr. Su holds a bachelor’s degree in medicine from Guangdong College of Medicine, a master’s degree in public healthcare policy and medical law from Sun Yat-sen University, and MBA from the University of Chicago.

Thomas Folinsbee. Mr. Folinsbee, CFA, has over 25 years of experience as a financial and securities professional. Mr. Folinsbee has been the business development consultant of Shanghai Alebund Pharmaceuticals Ltd., a China-based pharmaceutical company, since 2019, where he is responsible for pharmaceutical inlicensing and outlicensing transactions. Prior to joining Alebund, Mr. Folinsbee was director of corporate development of the strategic investment division of 3SBio Inc., a biotechnology company, from 2009 to 2019, focusing on sourcing business development opportunities in Canada, Australia, and Japan, and he was a member of the management group that delisted 3SBio from Nasdaq in May 2013 and relisted it on the Hong Kong Stock Exchange in June 2016. From 2017 to 2019, Mr. Folinsbee also served as independent director of Bison Capital Acquisition Corporation, a special purpose acquisition company that acquired Xynomic Pharmaceuticals Holdings, Inc. in 2019. Mr. Folinsbee continued to serve as independent director and was a member of the audit and compensation committees after the acquisition. From 2011 to 2016, Mr. Folinsbee also worked for Hisanaga Seisakusho Co. Ltd., a Japanese manufacturing company. Before joining 3SBio Inc., Mr. Folinsbee also worked at Macquarie Equities, BNP Paribas and Optivest Systems Ltd. Mr. Folinsbee graduated in 1990 from McGill University with a bachelor of commerce degree concentrating in finance and international business.

Xuebo Zeng. Mr. Zeng has been an executive director at IDG Capital since 2016, focusing on the investment in drug development, biotechnology, diagnostic devices and medical services. Mr. Zeng started his career in quality control department of Guilin Pharma in 2008 and soon became an investment manager specialized in life sciences investments. Prior to joining IDG Capital, he worked as an investment manager in two other famous private equity firms in China from 2010 to 2016. Mr. Zeng is a member of the board of directors of a number of private and listed companies, including Shanghai Model Organisms and Kelun-Biotech. Mr. Zeng received a bachelor’s degree in pharmacy from Qinghai Nationalities University, China.

Wei (Larry) Zhang. Mr. Zhang joined CASI in September 2018 as president of CASI (Beijing) Pharmaceuticals Co., Ltd., now known as CASI Pharmaceuticals (China) Co., Ltd. (“CASI China”), which is a subsidiary of CASI, and his role expanded to president of CASI in September 2019. Mr. Zhang has more than 20 years management experience in the healthcare and biopharmaceutical industries in the U.S., Asia Pacific, and China. Prior to joining CASI’s Beijing office, Mr. Zhang was vice president, head of public affairs and corporate responsibility at Novartis Group (China) focusing on the public affairs/public relations strategy including initiating Novartis’ China policy focusing on NMPA new drug approval reform, IP protection, generic quality consistency evaluation and new regulations on biosimilars. From 2011 to 2016, he was chief executive officer  of Sandoz Pharmaceutical (China), a Novartis Company. Mr. Zhang has also held executive leadership roles with Bayer Healthcare and Baxter International Corporation in the U.S. and Asia Pacific. He holds a bachelor and master degree in nuclear physics from University of Science & Technology of China, an MBA in marketing/finance from the University of California at Los Angeles (UCLA), and received Ph.D. training in political science from University of Utah.

Alexander A. Zukiwski, MD. Dr. Zukiwski joined CASI in April of 2017 as chief medical officer, and he currently serves as executive vice president and chief medical officer. Prior to joining the Company, Dr. Zukiwski was chief executive officer and chief medical officer of Arno Therapeutics and has been a director of Arno Therapeutics (“Arno”) since 2014. At Arno, his responsibilities included leading the clinical development and regulatory affairs teams to support the company’s pipeline. Prior to joining Arno in 2007, Dr. Zukiwski served as chief medical officer and executive vice president of clinical research at MedImmune LLC (“MedImmune”). Prior to MedImmune, Dr. Zukiwski held several roles of increasing responsibility at Johnson & Johnson’s (“J&J”) medical affairs and clinical development functions at Johnson & Johnson Pharmaceutical Research & Development LLC (“J&JPRD”), Centocor R&D and Ortho Biotech. Before joining J&J, he served in clinical oncology positions at pharmaceutical companies such as Hoffmann-LaRoche, Glaxo Wellcome and Rhone-Poulenc Rorer. Dr. Zukiwski has more than 21 years of experience in global drug development and supported the clinical evaluation and registration of many successful oncology therapeutic agents, including Taxotere®, Xeloda®, Procrit®/Eprex®, Velcade®, Yondelis®, and Doxil®. He previously served as a member of medical advisory board at Gem Pharmaceuticals, LLC and served as a director of Ambit Biosciences Corporation. Dr. Zukiwski holds a bachelor’s degree in pharmacy from the University of Alberta and a Doctor of Medicine degree from the University of Calgary. He conducted his post-graduate training at St. Thomas Hospital Medical Center in Akron, Ohio and the University of Texas MD Anderson Cancer Center.

Fuqiang Zhang. Mr. Zhang has been chief commercial officer of CASI since July 2021. Prior to his current position, he was the general manager of CASI since 2018. Mr. Zhang is responsible for the overall management of the entire commercial team for over 150 people and accountable for marketing, sales, distribution channel management, post market medical affairs, etc., to drive business growth and market share. Before joining us, in 2017, Mr. Zhang was the national sales director at Vcanbio, the leading stem cell company in China. Prior to Vcanbio, Mr. Zhang served at Roche Pharmaceuticals for 19 years from 1999 to 2017. Mr. Zhang’s last role in Roche was the national operation director from 2015 to 2017. Prior to that, Mr. Zhang took multiple sales roles in different regions. Prior to Roche, Mr. Zhang served as a sales manager at Mundipharma from 1997 to 1998. Mr. Zhang started his career in pharmaceutical industry in Janssen from 1993 to 1998. Mr. Zhang received his bachelor’s degree in pharmacology from Hebei Medical University. In 2014, Mr. Zhang received EMBA degree from Renmin University of China.

Chunhua Wang. Ms. Wang has been chief operation officer of CASI since 2017. Ms. Wang is responsible for Company’s back-office operation and manufacturing site management and is account for human resources, IT, communication, government affairs, legal, regulatory affairs, R&D, etc. Prior to joining CASI, Ms. Wang was the vice president of Vcanbio from 2015 to 2017. Before she joined Vcanbio, Ms. Wang was the VP at Marsh & McLennan Companies from 2014 to 2015. From 2011 to 2014, Ms. Wang served as the HR director at Schneider Electric SA. Prior her experience in Schneider, Ms. Wang was the vice president at Tycoman Co., Ltd. a medical device company, from 2002 to 2010, and before that, Ms. Wang was the HR director at Tyco Healthcare. Earlier in Ms. Wang’s career, she worked at state-owned enterprises in human resource field. Ms. Wang received the bachelor’s degree in Metallurgy from China Northeastern University, and master’s degree in economics from Renmin University of China.

Kun Qian. Ms. Qian has been CASI’s global controller and vice president since January 2022. She is responsible for all corporate finance functions, including corporate controller, financial planning and analysis, treasury, tax, and regional finance activities. Prior to joining CASI, she served as financial director in Guazi.com from 2021 to 2022. Prior to that, she served as global controller at Wanda Sports Group, an industry group of Wanda Group, from 2016-2020 and completed its initial public offering in Nasdaq in 2019. She worked in international finance department at Weichai Group from 2014 to 2016. Prior to 2014, she was a senior audit manager and spent nearly 10 years with PricewaterhouseCoopers Zhong Tian LLP, Beijing office and PricewaterhouseCoopers, Singapore office. Ms. Qian received a bachelor’s degree in Management from University of International Business and Economics. She is a Certified Public Accountant in the State of New Hampshire and a member of American Institute of Certified Public Accountants. Ms. Qian also qualifies as a Certified Public Accountant in China and a Chartered Professional Accountant in Canada.

Wei Gao. Ms. Gao has been serving as CASI’s general counsel since January 2023. Prior to her current position, Ms. Gao was legal director since December 2020. Prior to joining CASI, Ms. Gao served as legal manager in Medtronic Beijing from 2017 to 2020. Earlier, Ms. Gao was a legal counsel of Syngenta Beijing from 2012 to 2017. From 2006 to 2007, and from 2010 to 2012, Ms. Gao served as legal consultant and senior consultant in Caterpillar. Earlier in her career, Ms. Gao worked as a litigation lawyer specializing international business dispute resolution in Commerce & Finance Law Offices from 2008 to 2010. Ms. Gao started her legal career as a legal assistant in Guo & Partners Attorneys At Law from 2005 to 2006. Ms. Gao received her bachelor’s degree in Economic Law from Jilin University and LL.M. degree in International Business Law from the University of Manchester.

Board of Directors

The board of directors of CASI Cayman will initially consist of five directors immediately after the consummation of the Redomicile Merger. The Amended CASI Cayman Articles provides that the minimum number of directors shall be three and the exact number of directors shall be determined from time to time by the CASI Cayman’s board of directors.

A director is not required to hold any shares in CASI Cayman by way of qualification. A director who is in any way, whether directly or indirectly, interested in a contract or transaction or proposed contract or transaction with CASI Cayman is required to declare the nature of his or her interest at a board meeting. Subject to Nasdaq listing rules and disqualification by the chairman of the relevant board meeting, a director may vote in respect of any contract or proposed contract or arrangement in which such director may be interested provided that (a) the nature of his/her interest is declared at a meeting of the directors, either specifically or by way of a general notice, and such director’s vote may be counted in the quorum at any meeting of directors at which any such contract or proposed contract or arrangement is considered, and (b) if such contract or arrangement is a transaction with a related party, such transaction has been approved by the audit committee.

The directors may exercise all the powers of CASI Cayman to raise or borrow money, mortgage, or charge its undertaking, property, and assets (present or future), uncalled capital or any part thereof, and to issue debentures, debenture stock, bonds, or other securities, whether outright or as collateral security for any debt, liability, or obligation of CASI Cayman or of any third party.

Board Committees

The CASI Cayman board of directors will have an audit committee, a compensation committee, and a nominating and corporate governance committee, and a charter will be adopted for each of the foregoing committees. Each committee’s members and functions are described below:

Audit Committee

The audit committee will consist of Thomas Folinsbee, Y. Alexander Wu, Ph.D. and Xuebo Zeng. Thomas Folinsbee will be the chairperson of the audit committee. Thomas Folinsbee satisfies the criteria of an audit committee financial expert as set forth under the applicable rules of the SEC. Each of Thomas Folinsbee, Y. Alexander Wu, Ph.D. and Xuebo Zeng satisfies the requirements for an “independent director” within the meaning of the Nasdaq listing rules and the criteria for independence set forth in Rule 10A-3 of the Exchange Act.

The audit committee will oversee CASI Cayman’s accounting and financial reporting processes. The audit committee will be responsible for, among other things:

●	appointing the independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by the independent auditors;

●	reviewing with the independent auditors any audit problems or difficulties and management’s response;

●	discussing the annual audited financial statements with management and the independent auditors;

●	reviewing the adequacy and effectiveness of CASI Cayman’s accounting and internal control policies and procedures and any steps taken to monitor and control major financial risk exposures;

●	reviewing and approving all proposed related party transactions;

●	meeting separately and periodically with management and the independent auditors; and

●	monitoring compliance with CASI Cayman’s code of business conduct and ethics, including reviewing the adequacy and effectiveness of CASI Cayman’s procedures to ensure proper compliance.

Compensation Committee

The compensation committee will consist of Y. Alexander Wu Ph.D., Xuebo Zeng and Zhenbo Su. Y. Alexander Wu Ph.D. will be the chairperson of the compensation committee. Each of Y. Alexander Wu, Xuebo Zeng and Zhenbo Su satisfies the requirements for an “independent director” within the meaning of the Nasdaq listing rules.

The compensation committee will assist the board of directors in reviewing and approving the compensation structure, including all forms of compensation, relating to CASI Cayman’s directors and officers. The compensation committee will be responsible for, among other things:

●	reviewing and approving, or recommending to the board of directors for its approval, the compensation for CASI Cayman’s chief executive officer and other officers;

●	reviewing and recommending to the board of directors for determination with respect to the compensation of CASI Cayman’s non-employee directors;

●	reviewing periodically and approving any incentive compensation or equity plans, programs similar arrangements; and

●	selecting compensation consultant, legal counsel or other advisor only after taking into consideration all factors relevant to that person’s independence from management.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee will consist of Zhenbo Su, Thomas Folinsbee and Xuebo Zeng. Zhenbo Su will be the chairperson of the nominating and corporate governance committee. Each of Zhenbo Su, Thomas Folinsbee and Xuebo Zeng satisfies the requirements for an “independent director” within the meaning of the Nasdaq listing rules.

The nominating and corporate governance committee will assist the board of directors in selecting individuals qualified to become directors of CASI Cayman and in determining the composition of the board of directors and its committees. The nominating and corporate governance committee will be responsible for, among other things:

●	selecting and recommending to the board nominees for election by the shareholders or appointment by the board;

●	reviewing annually with the board the current composition of the board with regards to characteristics such as independence, knowledge, skills, experience and diversity;

●	making recommendations on the frequency and structure of board meetings and monitoring the functioning of the committees of the board; and

●	advising the board periodically with regards to significant developments in the law and practice of corporate governance as well as compliance with applicable laws and regulations, and making recommendations to the board on all matters of corporate governance and on any remedial action to be taken.

Duties of Directors

Under Cayman Islands law, directors owe fiduciary duties to the company, including a duty of loyalty, a duty to act honestly, and a duty to act in what they consider in good faith to be in the company’s best interests. Directors must also exercise their powers only for a proper purpose. Directors also have a duty to act with skill and care. It was previously considered that a director need not exhibit in the performance of his or her duties a greater degree of skill than may reasonably be expected from a person of his or her knowledge and experience. However, English and Commonwealth courts have moved towards an objective standard with regard to the required skill and care and these authorities are likely to be followed in the Cayman Islands. In fulfilling their duty of care to CASI Cayman, directors of CASI Cayman must ensure compliance with the Amended CASI Cayman Articles, as amended and restated from time to time, and the class rights vested thereunder in the holders of the shares. CASI Cayman has the right to seek damages if a duty owed by its directors is breached. A shareholder may in certain circumstances have rights to seek damages in the name of the company if a duty owed by its directors is breached.

Appointment and Removal of Directors

The Amended CASI Cayman Articles provide that all directors may be appointed by ordinary resolution and removed by ordinary resolution. The Amended CASI Cayman Articles also provide that the directors may, so long as a quorum of directors remains in office, appoint any person to be a director so as to fill a casual vacancy or as an addition to the existing board of director. Directors of CASI Cayman do not serve for a fixed term and there is no requirement for them to retire by rotation nor to make themselves eligible for re-election.

The office of a director shall be vacated if, amongst other things, such director (a) becomes prohibited by applicable law from being a director; (b) becomes bankrupt or makes any arrangement or composition with his or her creditors, (c) dies or is found to be or becomes of unsound mind, (d) resigns his or her office by notice in writing to CASI Cayman, (e) without special leave of absence from the board, is absent from meetings of the board for three consecutive meetings, and the board resolves that his or her office be vacated; or (f) is removed from office pursuant to any other provision of the Amended CASI Cayman Articles.

Terms of Directors

A director shall hold office until such time as he or she resigns his office by notice in writing to CASI Cayman, is removed from office by ordinary resolution or is otherwise disqualified from acting as a director or removed in accordance with the Amended CASI Cayman Articles.

Code of Business Conduct and Ethics

CASI Cayman has adopted a Code of Business Conduct and Ethics applicable to its directors, officers and employees. CASI Cayman seeks to conduct business ethically, honestly, and in compliance with applicable laws and regulations. CASI Cayman’s Code of Business Conduct and Ethics sets out the principles designed to guide CASI Cayman’s business practices — compliance, integrity, respect and dedication. The code applies to all directors, officers, employees and extended workforce, including chairperson and chief executive officer and chief financial officer. Relevant sections of the code also apply to members of the CASI Cayman board of directors. CASI Cayman expects its suppliers, contractors, consultants, and other business partners to follow the principles set forth in its code when providing goods and services to CASI Cayman or acting on CASI Cayman’s behalf.

Compensation of Directors and Officers

No compensation has been paid to director and officer appointees of CASI Cayman for their services rendered to CASI Cayman.

For the year ended December 31, 2021, CASI paid an aggregate of US$14.5 million in cash and benefits to director and officer appointees of CASI Cayman. CASI has set aside or accrued US$0.6 million to provide pension, retirement or other similar benefits to director and officer appointees of CASI Cayman. CASI’s mainland China subsidiaries are required by law to make contributions equal to certain percentages of each employee’s salary for his or her pension insurance, medical insurance, unemployment insurance, work-related injury insurance and maternity insurance and other statutory benefits, and a housing provident fund.

Share Incentive Plans and CEO Plan

CASI had two share incentive plans, the 2011 Long Term Incentive Plan and the 2021 Long Term Incentive Plan (as amended and collectively, the “Share Incentive Plans”). The Share Incentive Plans are adopted to attract and retain the best available personnel, provide additional incentives to employees, directors, officers, and consultants and promote the success of our business. In June 2019, the Company’s stockholders approved an amendment to the 2011 Long-Term Incentive Plan (the “2011 Plan” ), increasing the number of shares of common stock reserved for issuance from 2,023,000 to 2,523,000 to be available for grants and awards. In June, 2021, the 2021 Long-Term Incentive Plan (the “2021 Plan”) was approved by the Company’s stockholders. The maximum number of shares of common stock that are available for grants and awards equals to 2,000,000 shares of stock, which includes 1,072,667 shares of common stock remaining under the 2011 Plan as of April 12, 2021. In addition to the Share Incentive Plans, (1) on June 20, 2019, CASI stockholders approved a grant of stock options to Dr. He at the 2019 annual meeting, under the terms of which, Dr. He received a stock option covering 400,000 shares of common stock, at an exercise price of $28.50, vesting upon the earlier of (i) the completion of a transformative event by CASI as determined at the discretion of CASI‘s compensation committee and (ii) April 2, 2021, the second anniversary of the date of his appointment as CEO of CASI, and (2) on June 15, 2021, the Board of Directors of CASI approved a grant of stock options to Dr. He which consists of 400,000 shares time-based and 400,000 shares performance-based stock options (the “CEO Plan”). As of the date hereof, there were a total of 872,113 shares of common stock remain available for issuance, and stock options in respect of 3,409,754 shares of common stock under the Share Incentive Plans and the CEO Plan are outstanding, the weighted average exercise price of which is $19.46.

The following paragraphs describe the principal terms of the Share Incentive Plans, which descriptions are subject to the terms of the Share Incentive Plans and are incorporated herein by reference.

Types of Awards. The Share Incentive Plans permit the awards of stock options, stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards or any combination of the foregoing.

Unexercised Options. If any award, or portion of an award, under the Share Incentive Plans expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or cancelled as to any shares, or if any shares of common stock are surrendered to the company in connection with any award (whether or not such surrendered shares were acquired pursuant to any award), the shares subject to such award and the surrendered shares shall thereafter be available for further awards under the Share Incentive Plans.

Plan Administration. Our board of directors or a committee of the board of directors (the “administrator”) will administer the Share Incentive Plans. The administrator will have full power and authority to take all other actions necessary to carry out the purpose and intent of the Share Incentive Plans, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which awards will be granted; (ii) determine the types of awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each award; (iv) impose such terms, limitations, restrictions and conditions upon any such award as the administrator deems appropriate, including, but not limited to, whether a stock option shall be an incentive stock option or a nonqualified stock option, any exceptions to nontransferability, any performance goals applicable to awards, any provisions relating to vesting, any circumstances in which the awards would terminate, the period during which awards may be exercised, and the period during which awards will be subject to restrictions; (v) accelerate, extend, or otherwise change the time in which an award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an award due to termination of any participant’s employment or other relationship with our company or an affiliate; and (vi) establish objectives and conditions, if any, for earning awards and determining whether awards will be paid after the end of a performance period.

Award Agreement. Awards granted under the Share Incentive Plans are evidenced by an award agreement that sets forth terms, conditions and limitations for each award, which may include the term of the award, the provisions applicable in the event of the grantee’s employment or service terminates.

Eligibility. We may grant awards to our employees (including employees-to-be), directors (including directors of a subsidiary or such other entity designated by the administrator) and consultants (including consultants of a subsidiary or such other entity designated by the administrator) of our company.

Transfer Restrictions. Awards may not be transferred in any manner by the participant other than in accordance with the exceptions provided by the administrator or the relevant award agreement.

Capital Adjustments. In the event of any change in the outstanding common stock by reason of any stock dividend, split-up, stock split, recapitalization, reclassification, combination or exchange of shares, merger, consolidation, liquidation or the like, the administrator will provide for a substitution for or adjustment in (i) the number and class of shares of common stock subject to outstanding awards, (ii) the exercise price of stock options and the base price upon which payments under stock appreciation rights are determined, and (iii) the aggregate number and class of shares of common stock for which awards thereafter may be made under the plans.

Modification and Substitution of Awards. Subject to the terms and conditions of Stock Incentive Plans, the administrator may modify the terms of any outstanding awards. However, (a) no modification of an award will, without the consent of the participant, alter or impair any of the participant’s rights or obligations under such award and (b) subject to permitted actions in connection with capital adjustments, in no event may (i) a stock option be modified to reduce the exercise price of the stock option or (ii) a stock option be cancelled or surrendered in consideration for the grant of a new stock option with a lower exercise price. Awards may, at the discretion of the administrator, be granted under the Share Incentive Plans in substitution for stock options and other awards covering capital stock of another corporation which is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by, the company or one of its affiliates. The terms and conditions of the substitute awards so granted may vary from the terms and conditions set forth in the Stock Incentive Plans to such extent as the administrator may deem appropriate in order to conform, in whole or part, to the provisions of the awards in substitution for which they are granted. In the event of (a) a merger or consolidation to which the company is a party, or (b) a sale or exchange of all or substantially all of the company’s common stock for cash, securities or other property, the administrator shall take such actions, if any, as it deems necessary or appropriate to prevent the enlargement or diminishment of participants’ rights under the Share Incentive Plans and awards granted thereunder, and may, in its discretion, cause any award granted thereunder to be cancelled in consideration of a cash payment equal to the fair value of the cancelled award, as determined by the administrator in its discretion. The fair value of a stock option will be deemed to be equal to the product of (x) the number of shares of common stock the stock option covers (and has not previously been exercised) and (y) the excess, if any, of the fair market value of a share of common stock as of the date of cancellation over the exercise price of the stock option.

Foreign Employees. Without amendment of the Share Incentive Plans, the administrator may grant awards to participants who are subject to the laws of foreign countries or jurisdictions on such terms and conditions different from those specified in the plans as may in the judgment of the administrator be necessary or desirable to foster and promote achievement of the purposes of the plans. The administrator may make such modifications, amendments, procedures, sub-plans and the like as may be necessary or advisable to comply with provisions of laws of other countries or jurisdictions in which the company or any of its affiliates operate or have employees.

Termination and Amendment of the Share Incentive Plans. No awards can be granted under the Share Incentive Plans after the 10th anniversary of its effectiveness. The board may terminate, amend or modify the Share Incentive Plans; provided, the board shall not amend or terminate the Plan without approval of (a) CASI’s stockholders to the extent applicable law or regulations or the requirements of the principal exchange or interdealer quotation system on which the common stock is listed or quoted, if any, requires stockholder approval of the amendment or termination, and (b) each affected grantee if the amendment or termination would adversely affect the grantee’s rights or obligations under any award granted prior to the date of the amendment or termination.

The following table includes certain information with respect to the value of all unexercised options previously awarded to director and officer appointees of CASI Cayman at the fiscal year ended December 31, 2022. Each of the options will be assumed by CASI Cayman in connection with the Redomicile Merger and continue in accordance with their terms.

Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date
Wei-Wu He, Ph.D.,	845,999	700,000	$8.6~32.2	5/30/2023~4/27/2031
Wei (Larry) Zhang,	135,000	145,000	$12.8~69.5	9/1/2028~7/24/2031
Zukiwski, Alexander Anthony, M.D.	60,500	95,500	$8.74~31.6	4/3/2027~12/2/2031
Y. Alexander Wu, Ph.D.	64,632	19,419	$4.66~82.3	5/30/2023~5/25/2032
Fuqiang Zhang	50,500	81,500	$12.5~35.6	3/5/2028~8/16/2031
Chunhua Wang	54,500	75,500	$12.5~35.6	3/19/2028~8/16/2031
Kun Qian	0	8,000	$8.90	3/30/2032
Wei Gao	7,500	9,500	$12.5~15.3	6/18/2031~8/16/2031

Employment Agreements and Indemnification Agreements

Each of the officer appointees will be party to an employment agreement with CASI Cayman. Under these agreements, the employment of each officer is for a specified time period, and may be terminated for cause, at any time and without advance notice or compensation, for certain acts of the officer, such as material failure to perform and discharge duties and responsibilities, misconduct that is materially and significantly injurious to CASI Cayman, conviction of a felony involving the personal dishonesty or moral turpitude, and material breach of obligations under the employment agreement. The employment may also be terminated without cause upon 30-days advance written notice. The officer may resign at any time with 30-days advance written notice.

Each officer appointee of CASI Cayman has agreed that during the employment term and at all times thereafter, such officer shall not, without the written consent of CASI Cayman, or except as required by applicable law, disclose to any person, other than a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the officer of his or her duties as an officer of CASI Cayman, any material confidential information obtained by such officer while in the employ of CASI Cayman with respect to the businesses of CASI Cayman or any of its subsidiaries, including but not limited to, operations, pricing, contractual or personnel data, products, discoveries, improvements, trade secrets, license agreements, marketing information, suppliers, dealers, principles, customers, or methods of distribution, or any other confidential information the disclosure of which the officer knows, or in the exercise of reasonable care should know, will be damaging to CASI Cayman.

In addition, each officer appointee of CASI Cayman has agreed to be bound by non-competition and non-solicitation restrictions during the term of his or her employment and typically for one year or six months, depending on the nature of the termination, following the last date of employment. Specifically, each officer has agreed not to as an individual, principal, agent, employee, consultant or otherwise, directly or indirectly, or with respect to any company or entity with which the Company and/or CASI Cayman has concluded partnership, licensing, joint research and development or other similar business agreements during his employment with CASI Cayman, render any services to any firm or company or any division or subsidiary of any firm or company, engaged in the development or commercialization of compounds, analogs or derivatives of those compounds that (a) are of a similar type, that is, small molecules, (b) have more than one mechanism of action and cellular pathway in common with; and (c) are within the same field (i.e. oncology or inflammation) as, those being developed and or commercialized by CASI Cayman during the Term (“Competing Company”). In addition, for an additional period of six (6) months after the six-month period set forth above, the officer only may provide services to such a Competing Company if such officer does not work on, or furnish confidential information regarding, any matter related to such compounds defined above. Moreover, for a period of twelve (12) months after the termination of such officer’s employment with CASI Cayman, officers shall not take any action, without the prior written consent of CASI Cayman, to assist his or her successor employer or any other entity in recruiting or hiring any other employee who was an employee of CASI Cayman during such officer’s employment.

CASI Cayman will enter into indemnification agreements with each of its director and officer appointees. Under these agreements, CASI Cayman may agree to indemnify its directors and officers against certain liabilities and expenses incurred by such persons in connection with claims made by reason of their being a director or officer of CASI Cayman.

CASI Cayman will also assume obligations under a Change-in-control Agreement entered by and between CASI and Dr. Alexander A. Zukiwski, MD, which was later amended. The agreement provides for certain benefits either upon an involuntary termination of employment, other than for cause, or resignation for “good reason,” upon a “Triggering Event.” A Triggering Event includes a merger of the Company with and into an unaffiliated corporation if CASI is not the surviving corporation or the sale of all or substantially all of CASI’s assets. “Good reason” generally means any material diminution or change in salary, responsibilities or title; relocation to an office more than 50 miles from Company headquarters or office; a failure to continue health benefits; a failure to pay deferred compensation due under any plan; or the failure to honor any material aspect of the employment agreement. The benefits to be received by Dr. Zukiwski, in the event his employment is terminated after a Triggering Event occurs, include: (i) receipt of a lump sum severance payment equal to Dr. Zukiwski’s then current annual salary and the average of the two prior year’s bonuses; (ii) pro rata current year bonus; (iii) continuation of life, health and disability benefits for twelve months after the termination of employment and (iv) in accordance with the terms of Dr. Zukiwski’s option agreement, all outstanding options would accelerate and become immediately exercisable.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL HOLDERS

Except as specifically noted, the following table sets forth information with respect to the beneficial ownership of CASI’s common stock as of December 31, 2022 by:

•	each of the directors and officer appointees of CASI Cayman; and

•	each of CASI’s principal shareholders who beneficially own 5% or more of CASI’s outstanding stock.

The calculations in the table below are based on 13,457,625 share of CASI’s common stock outstanding as of December 31, 2022.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we have included shares that the person has the right to acquire within 60 days, including through the exercise of any option, warrant or other right or the conversion of any other security. These shares, however, are not included in the computation of the percentage ownership of any other person.

	Amount and Nature of Beneficial Ownership	Percentage of Common Stock Outstanding
Directors and Officer Appointees:**
Wei-Wu He, Ph.D.(1)	2,761,349	19.14%
Y. Alexander Wu, Ph.D. (2)	*	*
Zhenbo Su	-	-
Thomas Folinsbee	-	-
Xuebo Zeng	-	-
Wei (Larry) Zhang(3)	137,015	1.01%
Alexander A. Zukiwski, MD(4)	*	*
Chunhua Wang(5)	*	*
Fuqiang Zhang(6)	*	*
Kun Qian(7)	-	-
Wei Gao(8)	*	*

All Directors and Officers as a Group	3,145,705	21.24%

Principal Shareholders:
Emerging Technology Partners, LLC(9)	1,220,797	8.99%
Sparkle Byte Limited(10)	1,019,851	7.58%
Federated Hermes, Inc. (11)	900,651	6.69%
IDG-Accel China and affiliated entities(12)	977,335	7.20%
Wealth Strategy Holding Ltd(13)	945,825	7.01%

Notes:

*	Less than 1% of our total outstanding shares.

**	Dr. Alexander A. Zukiwski, MD’s business address is 9620 Medical Center Drive, Suite 300, Rockville, MD 20850. The business address of all other directors and officers of CASI Cayman is 1701-1702, China Central Office Tower 1, No. 81 Jianguo Road Chaoyang District, Beijing, 100025, People’s Republic of China.

(1)	Includes: (i) 644,553 shares held by Dr. He, (ii) 44,107 shares directly held by Emerging Technology Partners, LLC, (iii) 753,234 shares beneficially held by ETP Global Fund. L.P., (iv) 300,000 shares beneficially held by ETP BioHealth III Fund, L.P., (v) 50,000 shares beneficially owned by Huiying Memorial Foundation, (vi) 845,999 shares issuable upon exercise of options which are exercisable within 60 days of December 31, 2022 and (vii) 123,456 shares underlying warrants exercisable within 60 days of December 31, 2022 through ETP Global Fund L.P. Beneficial ownership is based on the books and records of the Company and based in part on a Schedule 13D filed on January 12, 2018, a Schedule 13D/A filed on April 4, 2018, a second amendment to Schedule 13D/A filed on March 24, 2020, a third amendment to Schedule 13D/A filed on July 29, 2020, a fourth amendment to Schedule 13D/A filed on February 3, 2021, a fifth amendment to Schedule 13D/A filed on November 23, 2021, and a sixth amendment to Schedule 13D/A filed on June 21, 2022. Emerging Technology Partners, LLC (“ETP”), a Delaware limited liability company, is the general partner of ETP Global Fund L.P. (“ETP Global”), a Delaware limited partnership. ETP also is the general partner of ETP BioHealth III Fund, L.P. (“ETP BioHealth”), a Delaware limited partnership. Dr. He is founder and managing partner of each of ETP and ETP Global. Huiying Memorial Foundation is a 501(c)(3) private family foundation and Dr. He is a member of the board of trustees and an officer of the Huiying Memorial Foundation. Dr. He does not participate in the investment decisions of the Foundation with respect to CASI’s shares and disclaims beneficial ownership of CASI’s shares held by Huiying Memorial Foundation.
(2)	Represents shares of common stock and shares issuable upon exercise of options which are exercisable within 60 days of December 31, 2022.
(3)	Includes: (i) 2,015 shares and (ii) 135,000 shares issuable upon exercise of options which are exercisable within 60 days of December 31, 2022.
(4)	Represents shares issuable upon exercise of options which are exercisable within 60 days of December 31, 2022.
(5)	Represents shares issuable upon exercise of options which are exercisable within 60 days of December 31, 2022.
(6)	Represents shares issuable upon exercise of options which are exercisable within 60 days of December 31, 2022.
(7)	Represents shares issuable upon exercise of options which are exercisable within 60 days of December 31, 2022.
(8)	Represents shares issuable upon exercise of options which are exercisable within 60 days of December 31, 2022.
(9)	Includes: (i) 44,107 shares directly held by Emerging Technology Partners, LLC, (ii) 753,234 shares beneficially held by ETP Global Fund. L.P., (iii) 300,000 shares beneficially held by ETP BioHealth III Fund, L.P. and (iv) 123,456 shares underlying warrants exercisable within 60 days of December 31, 2022 through ETP Global Fund L.P.
(10)	Based solely on a Schedule 13D Amendment filed with the SEC on November 14, 2018, the record owner of these shares is Sparkle Byte Limited. By virtue of holding 100% of the equity interest of Sparkle Byte Limited, Snow Moon Limited may be deemed to have sole voting and dispositive power with respect to these shares. By virtue of holding 100% of the equity interest of Snow Moon Limited, Tianjin Jingran Management Center (Limited Partnership) may be deemed to have sole voting and dispositive power with respect to these shares. By virtue of being the general partner of Tianjin Jingran Management Center (Limited Partnership), He Xie Ai Qi Investment Management (Beijing) Co., Ltd. may be deemed to have sole voting and dispositive power with respect to these shares. By virtue of being the shareholders and/or directors of He Xie Ai Qi Investment Management (Beijing) Co., Ltd., Jianguang Li, Dongliang Lin, Fei Yang and Hugo Shong may be deemed to have shared voting and dispositive power with respect to these shares. The number of shares has been adjusted to reflect the reverse stock split in May 2022.
(11)

Based on a Schedule 13G/A filed on February 1, 2023 jointly by Federated Hermes, Inc. and Voting Shares Irrevocable Trust, each of which had sole voting and dispositive power with respect to 900,651 shares as of December 31, 2022, and Thomas R. Donahue and J. Christopher Donahue, each of whom had shared voting and dispositive power with respect to those 900,651 shares as of December 31, 2022. Pursuant to a Schedule 13G/A filed on February 9, 2023 jointly by Federated Hermes, Inc. and Voting Shares Irrevocable Trust, each of which had sole voting and dispositive power with respect to 661,070 shares as of January 31, 2023, and Thomas R. Donahue, Ann C. Donahue and J. Christopher Donahue, each of whom had shared voting and dispositive power with respect to 661,070 shares as of January 31, 2023, the persons named therein ceased to be the beneficial owners of more than five percent of CASI’s common stock.

(12)	According to information provided by IDG in a Schedule 13D Amendment filed on March 20, 2018, the following persons have sole voting and dispositive power and shared voting and dispositive power over the shares indicated in the table below: (i) IDG-Accel China Growth Fund III L.P., an exempted Cayman Islands limited partnership (“IDG-Accel Growth”), (ii) IDG-Accel China III Investors L.P., an exempted Cayman Islands limited partnership (“IDG-Accel Investors”), (iii) IDG-Accel China Growth Fund III Associates L.P., an exempted Cayman Islands limited partnership and the sole general partner of IDG-Accel Growth (“IDG-Accel Associates”), (iv) IDG-Accel China Growth Fund GP III Associates, Ltd., an exempted Cayman Islands limited company (“IDG-Accel GP,” and collectively with IDG-Accel Growth, IDG-Accel Investors and IDG-Accel Associates, “IDG-Accel”), and the sole general partner of each of IDG-Accel Investors and IDG-Accel Associates, (v) Chi Sing Ho, an individual, and director and shareholder of IDG-Accel GP, and (vi) Quan Zhou, an individual, director and shareholder of IDG-Accel GP. The number of shares has been adjusted to reflect the reverse stock split in May 2022.

	Sole Power to	Shared Power to	Sole Power to	Shared Power to
	Vote/Direct Vote	Vote/Direct Vote	Dispose/Direct Disposition	Dispose/Direct Disposition
IDG-Accel Growth	912,636	64,699	912,636	64,699
IDG-Accel Investors	64,699	912,636	64,699	912,636
IDG-Accel Associates	912,636	64,699	912,636	64,699
IDG-Accel GP	977,335	0	977,335	0
Chi Sing Ho	0	977,335	0	977,335
Quan Zhou	7,500	977,335	7,500	977,335

(13)	According to a Schedule 13G/A filed on October 11, 2018 and a Schedule 13G/A filed on February 19, 2020 by Wealth Strategy Holding Limited (“WSH”), WSH has sole voting power and dispositive power over the shares. The number of shares has been adjusted to reflect the reverse stock split in May 2022.

To our knowledge, as of January 9, 2022, a total of 13,051,416 shares of CASI’s common stock were held by 51 record holder in the United States. The number of beneficial owners of CASI’s common stock in the United States is likely to be much larger than the number of record holders in the United States. We are not aware of any arrangement that may, at a subsequent date, result in a change of control of CASI.

RELATED PARTY TRANSACTIONS

Employment Agreements and Indemnification Agreements

See “Management — Employment Agreements and Indemnification Agreements.”

Share Incentive Plan

See “Management — Share Incentive Plans.”

Option grants

See “Management — Share Incentive Plans.”

Other Transactions with Entities under Control of Director and Officer Appointees of CASI Cayman

Juventas Biotechnology (Tianjin) Co., Ltd. (“Juventas”)

On July 1, 2019, CASI entered into a one-year equipment lease with Juventas in the amount of RMB80,000 a month, which is classified as an operating lease. Transactions with Juventas are considered to be related party transactions as Dr. Wei-Wu He is one of the founding shareholders of Juventas. The lease was renewed in July 2020 and June 2021 with the same monthly lease income. During the year ended December 31, 2019, 2020 and 2021, the CASI recognized lease income of $68,000, $140,000 and $148,000, respectively.

In June 2019, CASI entered into a license agreement for exclusive worldwide license and commercialization rights to an autologous anti-CD 19 T-cell therapy product (“CNCT19”) from Juventas. In connection with this license agreement, CASI made an upfront equity investment of RMB80 million in Juventas through CASI Biopharmaceuticals (Wuxi) Co., Ltd. (“CASI Wuxi Bio”), a wholly-owned Chinese subsidiary in lieu of the upfront payment for the license. On September 22, 2020, Juventas and its shareholders (including CASI Wuxi Bio) agreed to certain terms and conditions required by a new third-party investor in connection with Juventas’ series B financing. In order to facilitate Juventas’ series B financing, CASI agreed to amend and supplement its original licensing agreement to provide Juventas and CASI with co-marketing and profit-sharing rights for CNCT19. Under the terms of the amended licensing agreement, CASI and Juventas will share a percentage of total net profits, with CASI receiving a tiered percentage increasing up to 50% of the net profit from commercial sales of CNCT19 depending on annual net sales. The amended agreement also specifies a minimum annual target net profit to be distributed to Juventas as a percentage of net profit from commercial sales. In addition, CASI will continue to be obligated to pay Juventas a single digit royalty fee equal to a percentage of net sales that varies by region. In addition, CASI invested in an additional series A plus equity interest in Juventas, resulting in CASI’s equity ownership increasing to 16.45% (post-Juventas series B financing) on a fully diluted basis. CASI is also entitled to appoint a director to Juventas’ board of directors and has a put right upon the occurrence of specified events. In October 2021, Juventas completed its Series C financing, upon which the Company’s equity ownership in Juventas decreased to 12.01% on a fully diluted basis. In September 2022, CASI Wuxi Bio entered into an equity transfer agreement with Shenzhen Jiadao Gongcheng Equity Investment Fund (Limited Partnership) (“Jiadao Gongcheng”), a third party limited partnership enterprise incorporated under the laws of China, pursuant to which CASI Wuxi Bio agreed to transfer to Jiadao Gongcheng all of its equity interest in Juventas in the amount of RMB 240.9 million. As of December 31, 2022, the transaction was completed and CASI Wuxi Bio received the total payment in full.

BioCheck Inc. (“BioCheck”)

In June 2019, CASI entered into a one-year agreement primarily for the sublease of certain office and lab space with BioCheck in the amount of $60,000 per year, which is classified as an operating lease. Transactions with BioCheck are considered to be related party transactions as Dr. Wei-Wu He is also the chairman of BioCheck. Transactions with Emerging Technology Partners, LLC (“ETP”), the parent of BioCheck and a more than 5% shareholder of CASI, are also considered to be related party transactions as Dr. Wei-Wu He, is also the founder and managing partner of ETP.

Because CASI required additional office space, in January 2020, the agreement was amended for annualized rents in the amount of $144,000 with a stipulation that the new rent was retroactive to October 1, 2019. The lease expired on June 9, 2021 and was not renewed. During the year ended December 31, 2021 and 2020, CASI recognized rent expense of $60,000 and $144,000, respectively.

March 2021 Underwritten Public Offering Transactions.

On March 24, 2021, CASI closed an underwritten public offering of 15,853,658 shares of the CASI’s common stock (not adjusted to reflect the reverse stock split completed by CASI in May 2022, the “Offering”) at a price to the public of $2.05 per share. The gross proceeds to CASI from the Offering were $32.5 million before deducting the underwriting discounts and commissions and offering expenses payable by CASI.

ETP BioHealth III Fund L.P. (“ETP BioHealth”), in which Dr. Wei-Wu He is the founder and managing partner of ETP BioHealth’s general partner, purchased shares of common stock in the Offering at the public offering price and on the same terms as the other purchasers in the Offering. ETP BioHealth purchased 3,000,000 shares (not adjusted to reflect the reverse stock split completed by CASI in May 2022) at the public offering price of $2.05 per share for a total of $6.15 million.

SPECIAL MEETING OF CASI STOCKHOLDERS

General

CASI is furnishing this proxy statement/prospectus to its shareholders as part of the solicitation of proxies by its Board of Directors for use at the Special Meeting of the CASI stockholders and at any adjournment or postponement thereof. This proxy statement/prospectus provides you with information you need to know to be able to vote or instruct your vote to be cast at the Special Meeting.

Date, Time and Place of Special Meeting of CASI’s Stockholders

The Special Meeting will be held on March 20, 2023, at 9:00 a.m., (U.S. EST), at the Company’s office at 9620 Medical Center Drive, Suite 300, Rockville, Maryland 20850, United States.

Purpose of the CASI Special Meeting

At the Special Meeting, CASI is asking its shareholders:

Proposal No. 1— The Merger Proposal — to approve and adopt the Merger Agreement by and between the Company and CASI Cayman, which includes the Plan of Merger required to be filed with the Registrar of Companies of the Cayman Islands, substantially in the form as attached as Annex A to the Merger Agreement, pursuant to which the Company will merge with and into CASI Cayman, with CASI Cayman as the surviving company upon the Redomicile Merger becoming effective, and whereby each issued and outstanding share of the common stock of the Company will be converted into the right to receive one ordinary share of CASI Cayman, credited as fully paid; and

Proposal No. 2—The Adjournment Proposal — to consider and vote on any proposal to adjourn the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement and the Redomicile Merger at the time of the Special Meeting.

Notwithstanding the order in which the proposals are set out herein, the CASI Board of Directors may put the above proposals in such order as it may determine at the meeting.

Record Date; Persons Entitled to Vote

All stockholders of record at the close of business on February 10, 2023, the Record Date, or their duly appointed proxies, may attend the Special Meeting. Only stockholders of record (for the purpose of the Special Meeting, including stockholders who have been our stockholders but not yet completed the corresponding exchange procedure after our reverse stock split in May 2022) at the close of business on the Record Date, are entitled to notice of, and to vote at, the Special Meeting. Holders of common stock as of the Record Date are entitled to one vote for each share of CASI common stock held for each of the proposals. No other class of voting securities is outstanding on the date of mailing of this proxy statement/prospectus.

Quorum

A quorum is the presence, in person or by proxy, of the holders of a majority of the shares of the common stock entitled to vote on the proposals. Under Delaware law, abstaining votes are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the Special Meeting.

Vote Required

The proposals to be presented at the Special Meeting will require the following votes:

The Merger Proposal — the majority of the outstanding shares of the Company’s common stock must vote “For” the proposal.

The Adjournment Proposal — the majority of the outstanding shares of the Company’s common stock present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal must vote “For” the proposal.

Voting Your Shares

You may either vote by mail or in person at the Special Meeting. To vote by mail, please sign your proxy card and mail it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted in accordance with your instructions. If you return a signed card but do not provide voting instructions, your shares will be voted based on the recommendations of the Board of Directors. We will pass out written ballots to anyone who wants to vote at the Special Meeting. If you hold your shares through a brokerage account and do not have a physical share certificate, you must request a legal proxy from your stockbroker in order to vote at the Special Meeting.

Revoking Your Proxy

If you are a holder of record of CASI common stock and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	you may send another signed proxy card to CASI’s secretary with a later date so that it is received prior to the vote at the Special Meeting or attend the Special Meeting in person; or

•	you may notify CASI’s secretary in writing, prior to the vote at the Special Meeting, that you have revoked your proxy.

If you hold your CASI shares of common stock in “street name,” you may submit new instructions on how to vote your shares by contacting your broker, bank or other nominee.

Who Can Answer Your Questions About Voting Your Shares

If you are a CASI stockholder and have any questions about how to vote or direct a vote in respect of your CASI shares of common stock, you may contact CASI’s proxy solicitor Georgeson at (866) 413-5901 (toll free).

Dissenters’ Rights

In connection with the Redomicile Merger, our stockholders will not have dissenters’ rights under the DGCL.

Proxy Solicitation Costs

CASI is soliciting proxies on behalf of its Board of Directors. This solicitation is being made by mail but also may be made by telephone. CASI and its directors, officers and employees may also solicit proxies online. CASI will bear all costs of such solicitation.

CASI has hired Georgeson LLC to assist in the proxy solicitation process. CASI will pay to Georgeson LLC a fee of US$13,500, plus disbursements.

CASI will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. CASI will reimburse them for their reasonable expenses.

Other Matters

As of the date of this proxy statement/prospectus, CASI’s board of directors does not know of any business to be presented at the Special Meeting other than as set forth in the notice accompanying this proxy statement/prospectus. If any other matters should properly come before the Special Meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting the proxies.

PROPOSAL ONE — THE MERGER PROPOSAL

The Merger Agreement and the Plan of Merger

The following includes a brief summary of the material provisions of the Merger Agreement, a copy of which is attached as Annex A and incorporated by reference into this proxy statement/prospectus. We encourage you to read the Merger Agreement and the Plan of Merger in their entirety for a more complete description of the Redomicile Merger. In the event of any discrepancy between the terms of the Merger Agreement and the Plan of Merger and the following summary, the Merger Agreement and the Plan of Merger will control.

Introduction

The Merger Agreement and the Plan of Merger you are being asked to adopt and approve provides for a Redomicile Merger that would result in each share of common stock of the Company being converted into the right to receive one ordinary share of CASI Cayman, an exempted company incorporated under the laws of the Cayman Islands, credited as fully paid. Under the Merger Agreement, the Company will merge with and into CASI Cayman, with CASI Cayman as the surviving company and changing its name to CASI Pharmaceuticals, Inc. upon the Redomicile Merger becoming effective. If the Merger Agreement and the Plan of Merger are adopted by the Company’s stockholders, we anticipate that the Redomicile Merger will become effective during the first quarter of 2023. Following the Redomicile Merger, CASI Cayman, together with its subsidiaries, will own and continue to conduct our business in substantially the same manner as is currently being conducted by the Company and its subsidiaries. Immediately following the Redomicile Merger, you will own an interest in CASI Cayman, which will be managed by the directors and officers appointed pursuant to the Plan of Merger. Additionally, the consolidated assets and liabilities of CASI Cayman will be the same as those of the Company immediately prior to the Redomicile Merger.

The Parties to the Redomicile Merger

CASI Pharmaceuticals, Inc. The Company is a biopharmaceutical company focused on developing and commercializing innovative therapeutics and pharmaceutical products in China, the United States, and throughout the world. The Company is focused on acquiring, developing and commercializing products that augment its hematology/oncology therapeutic focus as well as other areas of unmet medical need. The Company is executing its plan to become a biopharmaceutical leader by launching medicines in the greater China market, leveraging its China-based regulatory, clinical and commercial competencies and its global drug development expertise. The mailing address of the Company’s principal executive office is 9620 Medical Center Drive, Suite 300, Rockville, Maryland, U.S., and its phone number is (240) 864-2600. The Company’s corporate website address is https://casipharmaceuticals.com/investor-relations/. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement/prospectus.

CASI Pharmaceuticals Holdings, Inc.  CASI Cayman is a newly formed exempted company incorporated under the laws of the Cayman Islands and currently a wholly-owned subsidiary of the Company. An “exempted” company under the laws of the Cayman Islands is one which receives such registration as a result of satisfying the Registrar of Companies in the Cayman Islands that it conducts its operations mainly outside of the Cayman Islands and is as a result exempted from complying with certain provisions of the Companies Act of the Cayman Islands (As Revised), such as the general requirement to file an annual return of its shareholders with the Registrar of Companies, and is permitted flexibility in certain matters, such as the ability to register by way of continuation in another jurisdiction and be deregistered in the Cayman Islands. CASI Cayman does not have a significant amount of assets or liabilities and has not engaged in any business since its incorporation other than activities associated with its anticipated participation in the Redomicile Merger. The mailing address of the CASI Cayman is 1701-1702, China Central Office Tower 1, No. 81 Jianguo Road Chaoyang District, Beijing, 100025, People’s Republic of China, and its phone number is +86 (10) 6508 6063.

Background and Reasons for the Redomicile Merger

We believe the Redomicile Merger, which would change our place of incorporation from Delaware to the Cayman Islands, is consistent with our corporate strategy of focusing on the China market, including expanding our business in China, and would allow us to reduce operational, administrative, legal and accounting costs over the long term. Our strategy has been focused on our core strengths and aligned with favorable long term market trends relating to therapeutics and pharmaceutical products in China.

We have chosen to reorganize under the laws of the Cayman Islands because of its political and economic stability, effective judicial system, absence of exchange control or currency restrictions and availability of professional and support services.

•	We believe that by reincorporating to a jurisdiction outside the United States, which is in line with the Company’s current business and operations, the majority of which conducted outside of the United States, CASI Cayman will be able to qualify as a “foreign private issuer” under the rules and regulations of the SEC and we expect that the reduced reporting obligations associated with being a foreign private issuer will reduce operational, administrative, legal and accounting costs in the long term. CASI Cayman will remain subject to the mandates of the Sarbanes-Oxley Act. As a foreign private issuer, CASI Cayman also will be exempt from certain rules under the Exchange Act that would otherwise apply if CASI Cayman were a company incorporated in the United States or did not meet the other conditions to qualify as a foreign private issuer;

•	CASI Cayman will not be required to provide as many Exchange Act reports, or as frequently or as promptly, as U.S. companies with securities registered under the Exchange Act. For example, CASI Cayman will not be required to file current reports on Form 8-K within four business days from the occurrence of specific material events. Instead, CASI Cayman will need to promptly furnish reports on Form 6-K any information that CASI Cayman (a) makes or is required to make public under the laws of the Cayman Islands, (b) files or is required to file under the rules of any stock exchange, or (c) otherwise distributes or is required to distribute to its shareholders. Unlike Form 8-K, there is no precise deadline by which Form 6-K must be furnished. In addition, CASI Cayman will not be required to file its annual report on Form 10-K, which may be due as soon as 60 days after its fiscal year end. As a foreign private issuer, CASI Cayman will be required to file an annual report on Form 20-F within four months after its fiscal year end;

•	CASI Cayman will not be required to provide the same level of disclosure on certain issues, such as executive compensation;

•	CASI Cayman will not be required to conduct advisory votes on executive compensation;

•	CASI Cayman will be exempt from filing quarterly reports under the Exchange Act with the SEC;

•	CASI Cayman will not be subject to the requirement to comply with Regulation FD, which imposes certain restrictions on the selected disclosure of material information;

•	CASI Cayman will not be required to comply with the sections of the Exchange Act regulating the solicitation of proxies, consents or authorizations in respect of a security registered under the Exchange Act; and

•	CASI Cayman will not be required to comply with Section 16 of the Exchange Act requiring insiders to file public reports of their stock ownership and trading activities and establishing insider liability for profits realized from any “short-swing” trading transaction.

CASI Cayman expects to take advantage of these exemptions if the Redomicile Merger is effected. Accordingly, after the completion of the Redomicile Merger, if you hold CASI Cayman securities, you may receive less information about CASI Cayman and its business than you currently receive with respect to the Company and be afforded less protection under the U.S. federal securities laws than you are entitled to currently.

Additionally, as a foreign private issuer, CASI Cayman will be permitted to follow corporate governance practices in accordance with Cayman Islands laws in lieu of certain exchange corporate governance standards, such as the following Nasdaq corporate governance standards requiring that:

•	the majority of the board of directors be comprised of independent directors;

•	executive compensation be determined by independent directors or a committee of independent directors;

•	director nominees be selected, or recommended for selection by the board of directors, by independent directors or a committee of independent directors;

•	an audit committee be comprised of at least three members, each of whom is an independent director and one of whom has finance and accounting experience; and

•	all related party transactions be reviewed by the audit committee or another independent body of the board of directors.

Maples and Calder (Hong Kong) LLP, our Cayman Islands counsel, has advised us that there are no comparable Cayman Islands laws related to the above corporate governance standards.

We believe the Redomicile Merger will enhance shareholder value for the reasons discussed above. However, in light of the fact that the achievement of our objectives depends on many things, including, among other things, future laws and regulations, as well as the development of our business, and we cannot predict what impact, if any, the Redomicile Merger will have in the long term if and when these factors change.

For a discussion of the risk factors associated with the Redomicile Merger, please see the section entitled “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to the Redomicile Merger.”

There are certain disadvantages that accompany redomicile in the Cayman Islands, including:

•	the Cayman Islands has a different body of securities laws and corporate laws as compared to the United States and may provide significantly less protection to investors;

•	Cayman Islands companies may not have standing to sue before the federal courts of the United States;

•	CASI Cayman’s constitutional documents do not contain provisions requiring that disputes, including those arising under the securities laws of the United States or, between it and its officers, directors and shareholders be arbitrated; and

•	CASI Cayman will continue to be treated as a U.S. corporation for U.S. federal income tax purposes.

CASI Cayman’s corporate affairs are governed by the Amended CASI Cayman Articles, as amended and restated from time to time, the Companies Act and the common law of the Cayman Islands. The rights of shareholders to take action against the directors and officers of CASI Cayman, actions by minority shareholders and the fiduciary duties of CASI Cayman’s directors to CASI Cayman under Cayman Islands law are to a large extent governed by the common law of the Cayman Islands. The common law of the Cayman Islands is derived in part from comparatively limited judicial precedent in the Cayman Islands, as well as from English common law, which has persuasive, but not binding, authority on a court in the Cayman Islands. The rights of our shareholders and the fiduciary duties of our directors, although clearly established under Cayman Islands law, are not specifically prescribed in statute or a particular document in the same way that they are in certain statutes or judicial precedent in some jurisdictions in the United States.

Additionally, a significant portion of our operations are conducted in the PRC, and a significant portion of our assets are located in the PRC. After the Redomicile Merger, the majority of CASI Cayman’s directors and officers will reside outside of the United States, and a majority of such persons’ assets are or may be located outside the United States. As a result, it may be difficult for you to effect service of process within the United States upon CASI Cayman or such persons, or to enforce against them in courts of the United States, Cayman Islands or PRC, judgments obtained in United States courts, including judgments predicated upon the civil liability provisions of the securities laws of the United States or any state in the United States.

The Redomicile Merger

The steps that have been taken to date, and that will be taken, to complete the Redomicile Merger are:

•	CASI Cayman was incorporated with the Company holding one (and only) ordinary share issued by CASI Cayman.

•	Following the Special Meeting, provided that we have obtained the requisite stockholder approval of the Merger Agreement and the Plan of Merger and related transaction including the Redomicile Merger, as of the Effective Time (i) the Company will merge with and into CASI Cayman pursuant to the filing of (x) a certificate of merger with the office of the Secretary of State of the State of Delaware and (y) the Plan of Merger with the Register of the Companies in the Cayman Islands, with CASI Cayman as the surviving company and changing its name to CASI Pharmaceuticals, Inc., and (ii) each share of the Company’s common stock will be converted into the right to receive one ordinary share of CASI Cayman, credited as fully paid, and CASI Cayman shall issue to each holder of such right that number of ordinary shares in CASI Cayman to which each such holder is entitled.

•	The one ordinary share in CASI Cayman issued to the Company prior to the Redomicile Merger will be cancelled.

At the Effective Time, all existing equity compensation plans of the Company, as may be amended, will be adopted and assumed by CASI Cayman. Each outstanding option and other equity award issued under our equity compensation plans for the purchase or receipt of, or payment based on, each share of the Company’s common stock will represent the right to purchase or receive, or receive payment based on, one ordinary share in the capital of CASI Cayman on substantially the same terms.

Additionally, at the Effective Time, CASI Cayman will adopt and assume the obligations of the Company under or with respect to certain contracts or agreements as described in the Merger Agreement. These contracts and agreements will become the obligations of CASI Cayman and will be performed in the same manner and without interruption until the same are amended or otherwise lawfully altered or terminated.

The Merger Agreement and the Plan of Merger may be amended, modified or supplemented at any time before or after it is adopted by the stockholders of the Company. However, after adoption by the stockholders, no amendment, modification or supplement that requires further approval by the Company’s stockholders may be made or effected without obtaining such approval.

Possible Abandonment

Pursuant to the Merger Agreement, the Board of Directors of the Company may exercise its discretion to terminate the Merger Agreement, and therefore abandon the Redomicile Merger, at any time prior to the Effective Time, including after the adoption of the Merger Agreement by the Company’s stockholders. Please see the section entitled “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to the Redomicile Merger — Our Board of Directors may choose to defer or abandon the Redomicile Merger.”

Additional Agreements

CASI Cayman expects to enter into indemnification agreements with its directors, officers and certain other employees (including those of its subsidiaries). The CASI Cayman indemnification agreements will generally require that CASI Cayman indemnify and hold an indemnitee harmless to the fullest extent permitted by law for liabilities arising out of the indemnitee’s current or past association with CASI Cayman, any subsidiary of CASI Cayman or another entity where he or she is or was serving at CASI Cayman’s request as a director or officer or in a similar capacity that involves services with respect to any employee benefit plan.

The indemnification agreements also provide for the advancement of defense expenses by CASI Cayman. Please also see the section entitled “Comparison of Rights under Delaware and Cayman Islands Laws — Indemnification of Directors and Officers” for a description of indemnification of directors and officers under Cayman Companies Act and Amended CASI Cayman Articles.

Conditions to Completion of the Redomicile Merger

The following conditions must be satisfied or waived, if allowed by law, to complete the Redomicile Merger:

•	the Merger Agreement and the Plan of Merger have been approved and adopted by the requisite vote of stockholders of the Company;

•	neither party to the Merger Agreement is subject to any decree, order or injunction that prohibits the consummation of the Redomicile Merger;

•	the registration statement of which this proxy statement/prospectus is a part has been declared effective by the SEC and no stop order is in effect;

•	the CASI Cayman ordinary shares to be issued pursuant to the Redomicile Merger have been authorized for listing on the Nasdaq Stock Market, subject to official notice of issuance and satisfaction of other standard conditions;

•	all material consents and authorizations of, filings or registrations with, and notices to, any governmental or regulatory authority required of the Company, CASI Cayman or their subsidiaries to consummate the Redomicile Merger have been obtained or made; and

•	the representations and warranties of the parties to the Merger Agreement set forth in the Merger Agreement are true and correct in all material respects, and the covenants of the parties set forth in the Merger Agreement (other than those to be performed after the Effective Time) have been performed in all material respects.

Our Board of Directors currently does not anticipate any circumstances in which it would waive the conditions listed above; however, in the event it determines that a waiver of any such conditions is in the best interests of the Company and our stockholders and not in violation of applicable law, and that such change to the terms of the Redomicile Merger does not make the disclosure provided to our stockholders materially misleading (for example, if a representation in the Merger Agreement is not true but there is otherwise no harm to the Company or our stockholders), our Board of Directors will not resolicit stockholder approval of the Redomicile Merger. If a waiver of any condition listed above would make the disclosure provided to our stockholders materially misleading, our Board of Directors will resolicit shareholder approval of the Redomicile Merger. Additionally, our Board of Directors reserves the right to defer or abandon the Redomicile Merger as well for the reasons described under “Risk Factors and Caution Regarding Forward-Looking Statements — Risks Relating to the Redomicile Merger — Our Board of Directors may choose to defer or abandon the Redomicile Merger.”

Stock Compensation and Benefit Plans and Programs

As part of the Redomicile Merger, CASI Cayman has agreed to assume all of the Company’s rights and obligations under the Company’s stock-based benefit and compensation plans and programs at the Effective Time. All rights to purchase or receive, or receive payment based on, each share of the Company’s common stock arising under our equity compensation plans will entitle the holder to purchase or receive, or receive payment based on, as applicable, one CASI Cayman ordinary share.

Warrants, Convertible Debentures or Convertible Securities

As part of the Redomicile Merger, CASI Cayman has agreed to assume all of the Company’s rights and obligations of any warrants, convertible debentures or other convertible securities that may convert into the Company’s common stock at the Effective Time. All rights to purchase or receive, or receive payment based on, each share of the Company’s common stock arising under our warrants, convertible debentures or other convertible securities will entitle the holder thereof to purchase or receive, or receive payment based on, as applicable, one CASI Cayman ordinary share.

Effective Time

Provided that we have obtained the requisite stockholder approval, we anticipate that the Redomicile Merger will become effective during the first quarter of 2023. Our Board of Directors will have the right, however, to defer or abandon the Redomicile Merger at any time if it concludes that completion of the Redomicile Merger would not be in the best interests of the Company or our stockholders.

Management of CASI Cayman

Upon the Effective Time, the candidates set forth in the Plan of Merger will be appointed as the directors and officers of CASI Cayman. See “Management.”

Recommendation and Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote is required to approve and adopt the Merger Agreement and the Plan of Merger. Our Board of Directors believes that the Redomicile Merger, to be effected by the Merger Agreement and the Plan of Merger, is advisable and in the best interests of the Company and our stockholders.

ACCORDINGLY, OUR BOARD OF DIRECTORS HAS APPROVED THE REDOMICILE MERGER AND THE MERGER AGREEMENT AND THE PLAN OF MERGER. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE MERGER AGREEMENT AND THE PLAN OF MERGER.

Regulatory Approvals

Other than the filing of the Plan of Merger with the Registrar of Companies of the Cayman Islands, the only governmental or regulatory approvals or actions that are required to complete the Redomicile Merger are compliance with U.S. federal and state securities laws and Delaware corporate law (including the filing with the Secretary of State of the State of Delaware of a certificate of merger).

Rights of Dissenting Stockholder

Under the DGCL, the stockholders will not have appraisal or dissenting rights in connection with the Redomicile Merger.

Ownership in CASI Cayman

Each share of the Company’s common stock registered in your name or which you beneficially own through your broker will be converted into the right to receive one ordinary share of CASI Cayman and such ordinary share will be registered in your name (or your broker’s name, as applicable) in CASI Cayman’s register of members upon completion of the Redomicile Merger, without any further action on your part. Upon completion of the Redomicile Merger, only registered shareholders reflected in CASI Cayman’s register of members will have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon CASI Cayman ordinary shares registered in their respective names. Any attempted transfer of the Company’s stock prior to the Redomicile Merger that is not properly documented and reflected in the stock records maintained by the Company’s transfer agent as of immediately prior to the Effective Time will not be reflected in CASI Cayman’s register of members upon completion of the Redomicile Merger.

If you hold the Company’s common stock in an account with a broker or other securities intermediary, you will receive delivery of CASI Cayman ordinary shares in your account with that same broker or securities intermediary without any action on your part. If you hold the Company’s common stock in certificated form, you may exchange your stock certificates for new CASI Cayman share certificates following the Redomicile Merger. We will request that all Company stock certificates be returned to our exchange agent following the Redomicile Merger. Soon after the closing of the Redomicile Merger, you will be sent a letter of transmittal from our exchange agent. It is expected that, prior to the Effective Time, American Stock Transfer & Trust Company, LLC will be appointed as our exchange agent for the Redomicile Merger. The letter of transmittal will contain instructions explaining the procedure for surrendering your stock certificates of the Company for new CASI Cayman share certificates. YOU SHOULD NOT RETURN STOCK CERTIFICATES WITH THE ENCLOSED PROXY CARD.

CASI Cayman’s current transfer agent is American Stock Transfer & Trust Company which will continue to serve as the transfer agent for CASI Cayman ordinary shares after the Effective Time.

Stock Exchange Listing

The Company’s common stock is currently listed on Nasdaq under the symbol “CASI.” There is currently no established public trading market for CASI Cayman’s ordinary shares. However, it is a condition to the completion of the Redomicile Merger that the shares of CASI Cayman will be authorized for listing on Nasdaq, subject to official notice of issuance and satisfaction of other standard conditions. As such, we expect that as of the Effective Time, CASI Cayman’s ordinary shares will be authorized for listing on Nasdaq, and we expect that such shares will be traded on the exchange under the symbol “CASI.”

It is anticipated that CASI Cayman will qualify as a foreign private issuer in the U.S. following the Redomicile Merger. As a foreign private issuer, CASI Cayman will be permitted to follow corporate governance practices in accordance with Cayman Islands laws in lieu of certain Nasdaq corporate governance standards.

Accounting Treatment of the Redomicile Merger

The Redomicile Merger will be accounted for as a legal reorganization with no change in ultimate ownership interest immediately before and after the transaction. Accordingly, no business combination has occurred and all assets and liabilities will be recorded at historical cost as an exchange between entities under common control.

Taxation

The following discussion of the material Cayman Islands, People’s Republic of China and U.S. federal income tax consequences of the Redomicile Merger is based upon laws and relevant interpretations thereof effective as of the date of this proxy statement/prospectus, all of which are subject to change, possibly with retroactive effect. This discussion does not deal with all possible tax consequences relating to the Redomicile Merger or otherwise, such as the tax consequences under laws of countries other than the Cayman Islands, the People’s Republic of China and the United States or under state and local tax laws.

Cayman Islands Taxation

The Cayman Islands government (or any other taxing authority in the Cayman Islands) currently does not levy taxes on individuals or corporations based upon profits, income, gains or appreciation, and there is no taxation in the Cayman Islands in the nature of inheritance tax or estate duty. There are no other taxes likely to be material to CASI Cayman levied by the government of the Cayman Islands except for stamp duty which may be applicable on instruments executed in, or brought within the jurisdiction of the Cayman Islands. No stamp duties or other similar taxes or charges are payable under the laws of the Cayman Islands in respect of the execution or delivery of any of the documents relating the proposed Redomicile Merger or the performance or enforcement of any of them, unless they are executed in or thereafter brought within the jurisdiction of the Cayman Islands for enforcement purposes or otherwise. We do not intend that any documents relating the proposed Redomicile Merger be executed in or brought within the jurisdiction of the Cayman Islands. There are no exchange control regulations or currency restrictions in the Cayman Islands.

People’s Republic of China Taxation

Under the Corporate Income Tax Law of the People’s Republic of China (the “CIT Law”) and its implementation rules, both effective on January 1, 2008, with the CIT Law further being amended on December 29, 2018 and its implementation rules being amended on April 23, 2019, all domestic and foreign investment companies will be subject to a uniform enterprise income tax at the rate of 25% and dividends from PRC enterprises to their foreign shareholders will be subject to a withholding tax at a rate of 10% if the foreign investors are considered as non-resident enterprises without any establishment or place within the PRC or if the dividends payable have no connection with the establishment or place of the foreign investors within the PRC, unless any such foreign investor’s jurisdiction of incorporation has a tax treaty with the PRC that provides for a lower withholding tax rate. In accordance with Caishui (2008) No. 1 issued by the Ministry of Finance, or MOF, and SAT on February 22, 2008, the accumulative undistributed profits of foreign investment companies generated before January 1, 2008, and distributed to foreign investors after year 2008, shall be exempt from withholding tax.

The CIT Law has introduced the concept of “resident enterprises” and corresponding tax liability on resident enterprises’ worldwide income, whilst “non-resident enterprises” without any place or establishment in the PRC are required to pay 10% income tax on their passive incomes from sources within China only. A resident enterprise refers to an enterprise that (i) was established/incorporated within the PRC, or (ii) was established/incorporated under the laws of a foreign jurisdiction but has its “de facto management body” in the PRC. A non-resident enterprise refers to an enterprise which was established/incorporated under the laws of a foreign jurisdiction and does not have its “de facto management body” in the PRC, but has an establishment or place in the PRC, or has China-sourced income even though it does not have any establishment or place in the PRC.

Under the implementation rules of the CIT Law, “de facto management body” is defined as an organization that has material and overall management and control over the business, personnel, accounts and properties of an enterprise. In April 2009, the SAT issued a Notice on Issues Relating to Determination of PRC-Controlled Offshore Enterprises as PRC Resident Enterprises Based on “De Facto Management Body” Test, or SAT Circular No. 82, under which, an offshore enterprise controlled by a PRC enterprise or a PRC enterprise group will be characterized as a “resident enterprise” due to the fact that its “de facto management body” is located within the PRC, if all of the following conditions are met at the same time: (i) the senior management personnel responsible for its daily operations and the place where the senior management departments discharge their responsibilities are located primarily in the PRC, (ii) its finance and human resources related decisions are made by or are subject to the approval of institutions or personnel located in the PRC, (iii) its major assets, books and records, company seals and minutes of its board of directors and shareholder meetings are located or kept in the PRC, and (iv) senior management personnel or 50% or more of the members of its board of directors with voting power of the enterprise reside in the PRC. SAT Circular No. 82 further specifies that the principle of “substance over form” shall be adopted in determining whether the “de facto management body” is located within China.

We currently are not treated as a PRC resident enterprise by the Chinese tax authority and as a result, we have not withheld PRC income taxes from our foreign investors and as a non-resident enterprise, we are subject to PRC withholding tax if we receive dividends directly from our PRC subsidiaries paid by them using funds out of their profits generated on and after January 1, 2008.

Nevertheless, a significant portion of our operations are currently based in the PRC and are likely to remain based in the PRC after the Redomicile Merger. Moreover, a significant portion of our management team, who are in charge of finance and human resources related decisions, will perform their duties mainly in the PRC, and over 50% of our board members habitually reside in the PRC. Our main properties, accounting books and records, company seals and minutes of board meetings are maintained in China.

However, the rules regarding the determination of the “de facto management body” are relatively new and whether such rules may apply to us is unclear. Due to lack of further written clarification by the SAT, there is still an uncertainty around the interpretation of each of the four conditions as specified in SAT Circular No. 82 and the principle of “substance over form” and the implementation of SAT Circular No. 82 by Chinese tax authorities in practice. It also remains unclear what percentage of shares of an offshore enterprise must be held by a PRC entity or group in order for the offshore enterprise to be deemed as an offshore enterprise controlled by a PRC enterprise or a PRC enterprise group, and whether shares held by PRC resident individuals are counted pursuant to SAT Circular No. 82.

Due to the lack of clear guidance on the determination of our tax residency under the CIT Law, it remains unclear whether the PRC tax authorities will treat us as a PRC resident enterprise either before or after the Redomicile Merger or what effect, if any, the Redomicile Merger will have on the determination. As a result, we cannot express an opinion as to the likelihood that we will be subject to the tax applicable to resident enterprises or non-resident enterprises under the CIT Law. If CASI Cayman is treated as a PRC resident enterprise, it will be subject to PRC tax on its worldwide income at the 25% uniform tax rate, but the dividends distributed from its subsidiaries that are or deemed to be PRC resident enterprises should be tax-exempt income. In addition, if CASI Cayman is considered a PRC resident enterprise, the dividends paid by it to the non-PRC shareholders may be regarded as income from sources within the PRC pursuant to SAT Circular No. 82, and therefore the non-PRC institutional shareholders may be subject to a 10% withholding tax, and the non-PRC individual shareholders may be subject to a 20% withholding tax unless they are able to claim a lower tax rate pursuant to applicable tax treaties.

Furthermore, if CASI Cayman is treated as a PRC resident enterprise, there is a possibility that the capital gains realized by its non-PRC shareholders from the transfer of their shares may be regarded as income from sources within the PRC for PRC tax purposes. If such capital gains are taxed in China, the applicable income tax rate would be 10% for non-PRC institutional shareholders, and 20% for non-PRC individual shareholders. If the non-PRC shareholders are U.S. residents that are eligible for PRC-US Tax Treaty benefits, whether capital gains should be taxed in China is unclear.

Pursuant to Paragraph 5 of Article 12 of the PRC-US Tax Treaty, gains from the alienation of shares of a company which is a PRC resident other than those mentioned in paragraph 4 (which refers to shares of a company the property of which consists principally of real property in the PRC) and representing a participation of at least 25% may be taxed in China. Paragraph 6 of Article 12 of the PRC-US Tax Treaty further specifies that “[G]ains derived by a resident of a Contracting State from the alienation of any property other than that referred to in paragraphs 1 through 5 and arising in the other Contracting State may be taxed in that other Contracting State.” By virtue of this provision, the capital gains realized by U.S. residents may be taxed in the PRC if the capital gains are considered as “arising in” the PRC. Under the CIT Law and its implementing rules, the capital gains from transfer of shares may be considered as “arising in” the PRC if the enterprise whose shares are transferred is “located in” China. If CASI Cayman is considered a PRC resident enterprise, and if the Chinese tax authorities take the position that a PRC resident enterprise is deemed to be located in China, the capital gains realized by the U.S. residents from transfer of their shares may be taxed in the PRC depending on how the PRC-US Tax Treaty is interpreted and implemented by the Chinese tax authorities.

United States Taxation

The following are the material U.S. federal income tax consequences of (i) the Redomicile Merger to beneficial owners of Company common stock and (ii) the ownership and disposition of CASI Cayman ordinary shares to Non-U.S. Holders (as defined below). This discussion is based on the Code, applicable Treasury regulations, administrative interpretations and court decisions as in effect as of the date of this proxy statement/prospectus, all of which may change, possibly with retroactive effect.

This discussion applies only to holders of shares of Company common stock who hold such shares as capital assets (generally, property held for investment). This discussion does not address any aspect of state, local or non-U.S. taxation, or any U.S. federal taxes other than income taxes (such as gift and estate taxes), and does not address all aspects of U.S. federal income taxation that may be important to a beneficial owner in light of his or her particular circumstances, including alternative minimum tax and Medicare contribution tax consequences, or tax consequences that may apply to a beneficial owner subject to special rules, such as:

•	a financial institution or insurance company;

•	a tax-exempt organization;

•	a dealer or broker in securities, commodities or foreign currencies;

•	a shareholder that holds Company common stock as part of a hedge, appreciated financial position, straddle, conversion or other risk reduction transaction;

•	a U.S. Holder (as defined below) whose functional currency is not the U.S. dollar;

•	a shareholder that beneficially owns five percent or more of Company common stock; and

•	a shareholder that acquired Company common stock pursuant to the exercise of compensatory options or otherwise as compensation.

If a partnership holds shares of Company common stock, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. A partner of a partnership holding shares of Company common stock should consult its tax advisor regarding the tax consequences of the Redomicile Merger and the ownership and disposition of CASI Cayman ordinary shares.

This discussion of material U.S. federal income tax consequences is not a complete analysis or description of all potential U.S. federal income tax consequences of the Redomicile Merger or the ownership or disposition of CASI Cayman ordinary shares. Accordingly, each Company shareholder should consult its own tax advisor to determine the particular U.S. federal, state or local or non-U.S. income or other tax consequences to it of the Redomicile Merger.

U.S. Federal Income Tax Consequences of the Redomicile Merger

Based on certain representations and assumptions described below, all of which must continue to be true and accurate in all material respects as of the effective time of the Redomicile Merger, it is the opinion of Skadden, Arps, Slate, Meagher & Flom, LLP, our tax advisor, that the Redomicile Merger will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code.

The opinion described above has relied on representations made by the Company and CASI Cayman, including those contained in a certificate of an officer of the Company and CASI Cayman. In addition, the opinion is prospective and dependent on future events and has assumed that the representations contained in the officer’s certificate will continue to be true and correct through the completion of the Redomicile Merger. The opinion could also be affected by any change in the authorities upon which the opinion is based. If any of the foregoing representations or assumptions is inaccurate or any of the relevant authorities change, the tax consequences of the Redomicile Merger could differ from those described herein and in the opinion that our tax counsel has delivered. An opinion of tax counsel neither binds the IRS nor precludes the IRS or the courts from adopting a contrary position. The Company does not intend to obtain a ruling from the IRS on the tax consequences of the Redomicile Merger. The remainder of this discussion assumes that the Redomicile Merger qualifies as a reorganization within the meaning of Section 368(a) of the Code.

U.S. Federal Income Tax Consequences of the Redomicile Merger to the Company and CASI Cayman

Neither the Company nor CASI Cayman will recognize any gain or loss for U.S. federal income tax purposes as a result of the Redomicile Merger.

Pursuant to Section 7874 of the Code, CASI Cayman will be treated as a U.S. corporation for all purposes under the Code because (i) after the Redomicile Merger, CASI Cayman will have acquired substantially all of the properties held directly or indirectly by the Company, (ii) after the Redomicile Merger, CASI Cayman will not have substantial business activities in the Cayman Islands, and (iii) the former holders of the Company’s common stock will hold, by reason of owning shares of the Company’s common stock, at least 80% of the CASI Cayman ordinary shares.

U.S. Federal Income Tax Consequences of the Redomicile Merger to U.S. Holders

This section applies to beneficial owners of Company common stock that are U.S. Holders. A U.S. Holder is a beneficial owner of Company common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia or treated as a U.S. corporation pursuant to section 7874 of the Code;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more United States persons (as defined in the Code) are authorized to control all substantial decisions of the trust, or (ii) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

A “Non-U.S. Holder” is a beneficial holder of our Company common stock who is neither a U.S. Holder nor a partnership or other pass-through entity for U.S. federal income tax purposes.

A U.S. Holder will not recognize any gain or loss for U.S. federal income tax purposes upon receipt of CASI Cayman ordinary shares in the Redomicile Merger. A U.S. Holder will have an adjusted tax basis in the CASI Cayman ordinary shares received in the Redomicile Merger equal to the adjusted tax basis of the Company common stock surrendered by such U.S. Holder in the Redomicile Merger. The holding period for CASI Cayman ordinary shares received in the Redomicile Merger will include the holding period for the Company common stock surrendered therefor.

The U.S. federal income tax consequences of owning and disposing of CASI Cayman ordinary shares received in the Redomicile Merger will be the same as the U.S. federal income tax consequences of owning and disposing of Company common stock before the Redomicile Merger. Each U.S. Holder should consult its own tax advisor to determine the particular U.S. federal, state or local or non-U.S. income or other tax consequences to it of the ownership and disposition of CASI Cayman ordinary shares.

U.S. Federal Income Tax Consequences to Non-U.S. Holders

The receipt of CASI Cayman ordinary shares in exchange for Company common stock in the Redomicile Merger will not be a taxable transaction to Non-U.S. Holders for U.S. federal income tax purposes.

The U.S. federal income tax consequences of owning and disposing of CASI Cayman ordinary shares received in the Redomicile Merger will be the same as the U.S. federal income tax consequences of owning and disposing of Company common stock before the Redomicile Merger, which are summarized below.

Distributions

Distributions with respect to CASI Cayman ordinary shares will generally be treated as dividends to the extent paid from CASI Cayman’s current or accumulated earnings and profits as determined for U.S. federal income tax purposes. If a distribution exceeds current and accumulated earnings and profits, the excess will be treated first as a return of capital to the extent of the Non-U.S. Holder’s adjusted tax basis in its CASI Cayman ordinary shares and thereafter as capital gain from the sale or exchange of such ordinary shares, subject to the tax treatment described below in “—Sale, Exchange or Other Taxable Disposition of CASI Cayman Ordinary Shares.”

Except as described below, dividends paid to a Non-U.S. Holder are subject to withholding of U.S. federal income tax at a 30% rate or at a lower rate as may be specified by an applicable income tax treaty. In addition, even if a Non-U.S. Holder is eligible for a lower treaty rate, CASI Cayman and other payors will generally be required to withhold at a 30% rate (rather than the lower treaty rate) on dividend payments, unless such Non-U.S. Holder has furnished to CASI Cayman or another payor:

•	a valid IRS Form W-8BEN or W-8BEN-E or an acceptable substitute form upon which such Non-U.S. Holder certifies, under penalties of perjury, its status as a non-U.S. person and entitlement to the lower treaty rate with respect to such payments; or

•	in the case of payments made outside the United States to an offshore account (generally, an account maintained at an office or branch of a bank or other financial institution at any location outside the United States), other documentary evidence establishing such Non-U.S. Holder’s entitlement to the lower treaty rate in accordance with U.S. Treasury regulations.

A Non-U.S. Holder that is eligible for a reduced rate of U.S. withholding tax under an income tax treaty may obtain a refund of any excess amounts withheld by filing a refund claim with the IRS.

If dividends paid to a Non-U.S. Holder are “effectively connected” with the conduct of a trade or business within the United States by such Non-U.S. Holder, and, if required by an applicable tax treaty, the dividends are attributable to a permanent establishment that the Non-U.S. Holder maintains in the United States, CASI Cayman and other payors generally are not required to withhold tax from the dividends; provided that the Non-U.S. Holder has furnished to CASI Cayman or another payor a valid IRS Form W-8ECI or an acceptable substitute form upon which the Non-U.S. Holder certifies, under penalties of perjury, that:

•	such Non-U.S. Holder is a non-U.S. person; and

•	the dividends are effectively connected with the conduct of a trade or business within the United States by such Non-U.S. Holder and are includible in such Non-U.S. Holder’s gross income.

“Effectively connected” dividends are taxed on a net income basis in the same manner as if a Non-U.S. Holder were a U.S. person.

“Effectively connected” dividends received by a corporate Non-U.S. Holder may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate or at a lower applicable treaty rate.

Sale, Exchange or Other Taxable Disposition of CASI Cayman Ordinary Shares

A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax on gain recognized on a disposition of CASI Cayman ordinary shares unless:

•	the gain is “effectively connected” with the conduct of a trade or business within the United States by such Non-U.S. Holder, and if required by an applicable income tax treaty, the gain is attributable to a permanent establishment that the Non-U.S. Holder maintains in the United States;

•	such Non-U.S. Holder is an individual, is present in the United States for 183 or more days in the taxable year of the disposition and certain other conditions exist; or

•	(i) CASI Cayman is, or CASI Cayman or the Company has been, a “United States real property holding corporation” for U.S. federal income tax purposes, (ii) so long as CASI Cayman’s ordinary shares continues to be regularly traded on an established securities market, such Non-U.S. Holder held, directly or indirectly, at any time during the shorter of the five-year period ending on the date of disposition or such Non-U.S. Holder’s holding period, more than 5% of CASI Cayman’s ordinary shares or the Company’s common stock and (iii) such Non-U.S. Holder is not eligible for any treaty exemption.

“Effectively connected” gains are taxed on a net income basis in the same manner as if a Non-U.S. Holder were a U.S. person. “Effectively connected” gains recognized by a corporate Non-U.S. Holder may also, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate or at a lower applicable treaty rate. An individual Non-U.S. holder who is subject to U.S. federal income tax because the Non-U.S. holder was present in the United States for 183 days or more during the year of sale or other disposition of CASI Cayman ordinary shares will generally be subject to a flat 30% tax on the gain derived from such sale or other disposition, which may be offset by U.S. source capital losses (subject to any applicable tax treaty).

The Company does not believe that it has been, and CASI Cayman does not believe that it is and does not anticipate becoming, a “United States real property holding corporation” for U.S. federal income tax purposes.

Foreign Account Tax Compliance Act

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% United States federal withholding tax may apply to any dividends paid on CASI Cayman ordinary shares to a “foreign financial institution” (as specifically defined in the Code), unless such foreign financial institution (i) enters into an agreement with the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments, or (ii) if required under an intergovernmental agreement between the United States and an applicable foreign country, reports such information to its local tax authority, which will exchange such information with the U.S. authorities. Accordingly, the entity through which CASI Cayman ordinary shares are held will affect the determination of whether such withholding is required. Similarly, a 30% United States withholding tax may apply to dividends paid on CASI Cayman ordinary shares to a “non-financial foreign entity” (as specifically defined in the Code) that does not qualify under certain exemptions, unless such entity either (i) certifies to CASI Cayman that such entity does not have any “substantial U.S. owners” or (ii) provides certain information regarding the entity’s “substantial U.S. owners,” which CASI Cayman, or the applicable withholding agent, will in turn provide to the Secretary of the Treasury. If a dividend payment is both subject to withholding under FATCA and subject to the withholding tax discussed above under “—Distributions,” an applicable withholding agent may credit the withholding under FATCA against, and therefore reduce, such other withholding tax. CASI Cayman will not pay any additional amounts to holders in respect of any amounts withheld. Holders should consult their own tax advisors regarding these requirements and whether they may be relevant to ownership and disposition of CASI Cayman ordinary shares.

PROPOSAL TWO — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow the adjournment of the Special Meeting, from time to time, to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement and Redomicile Merger at the time of the Special Meeting.

Consequences If the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is presented to the meeting and is not approved by the stockholders, CASI’s Board of Directors may not be able to adjourn the Special Meeting to a later date or dates. In such event, the Redomicile Merger would not be completed.

Required Vote

To approve the Adjournment Proposal, the majority of the outstanding shares of the Company’s common stock present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal must vote “For” the proposal.

DESCRIPTION OF SHARE CAPITAL OF CASI CAYMAN

The following description of the material terms of CASI Cayman ordinary shares following the Redomicile Merger includes a summary of specified provisions of the Amended CASI Cayman Articles that will be in effect upon completion of the Redomicile Merger. This description is qualified by reference to the Amended CASI Cayman Articles that will become effective upon consummation of the Redomicile Merger, which are attached as an exhibit to the registration statement of which this proxy statement/prospectus is a part of and incorporated herein by reference. You are encouraged to read the relevant provisions of the Companies Act and the Amended CASI Cayman Articles as they relate to the following summary.

CASI Cayman is authorized to issue 500,000,000 shares of a par value of US$0.0001 each. The directors of CASI Cayman is authorized to issue these shares in different classes and series and, with respect to each class or series, to determine the designations, powers, preferences, privileges and other rights, including dividend rights, conversion rights, terms of redemption and liquidation preferences, any or all of which may be greater than the powers and rights associated with the ordinary shares, at such times and on such other terms as they think proper.

As of the close of business on January 31, 2023, CASI Cayman had one ordinary share issued and outstanding and no preference shares issued and outstanding. Upon the completion of the Redomicile Merger, CASI Cayman will issue approximately ordinary shares in the Redomicile Merger and the one ordinary share issued and outstanding prior to the Redomicile Merger will be cancelled.

Ordinary Shares

General

All of CASI Cayman’s issued and outstanding ordinary shares will be issued credited as fully paid and non-assessable. CASI Cayman’s ordinary shares are issued in registered form, and are issued when registered in CASI Cayman’s register of members. CASI Cayman’s shareholders who are non-residents of the Cayman Islands may freely hold and transfer their ordinary shares.

Dividends

The holders of CASI Cayman’s ordinary shares are entitled to such dividends as may be declared by CASI Cayman’s board of directors, subject to the Companies Act and Amended CASI Cayman Articles, as amended and restated from time to time. In addition, CASI Cayman’s shareholders may declare dividends by ordinary resolution, but no dividend shall exceed the amount recommended by CASI Cayman’s board of directors. Under Cayman Islands law, dividends may be declared and paid only out of funds legally available therefor, namely out of either profit or share premium account, provided that in no circumstances may CASI Cayman pay a dividend if this would result in CASI Cayman being unable to pay its debts as they fall due in the ordinary course of business.

Register of Members

Under Cayman Islands law, CASI Cayman must keep a register of members and there shall be entered therein:

•	the names and addresses of the members, a statement of the shares held by each member, and of the amount paid or agreed to be considered as paid, on the shares of each member;

•	the date on which the name of any person was entered on the register as a member; and

•	the date on which any person ceased to be a member.

Under Cayman Islands law, the register of members of CASI Cayman is prima facie evidence of the matters set out therein (i.e., the register of members will raise a presumption of fact on the matters referred to above unless rebutted) and a member registered in the register of members shall be deemed as a matter of Cayman Islands law to have legal title to the shares as set against its name in the register of members. Upon the closing of this Redomicile Merger, the register of members shall be immediately updated to reflect the issue of ordinary shares by CASI Cayman to the Company’s stockholders. Once CASI Cayman’s register of members has been updated, the shareholders recorded in the register of members will be deemed to have legal title to the ordinary shares set against their name in the register of members.

Voting Rights

Each holder of ordinary shares is entitled to one vote for each share registered in his name on the register of members on all matters upon which the ordinary shares are entitled to vote on a poll. Voting at any meeting of shareholders is by way of a poll and not on a show of hands. A poll shall be taken in such manner as the chairperson of the meeting directs, and the result of the poll shall be deemed to be the resolution of the meeting.

A quorum required for a general meeting of shareholders consists of one or more shareholders who hold in aggregate not less than one-third of the paid up voting share capital of CASI Cayman entitled to vote at general meetings, present in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative. Although not required by the Companies Act or the Amended CASI Cayman Articles, CASI Cayman expects to hold shareholders’ meetings from time to time and such meetings may be convened by CASI Cayman’s board of directors on its own initiative or upon a request to the directors by shareholders holding in aggregate not less than one-third of all votes attaching to CASI Cayman’s issued shares that carry the right to vote at general meetings. An extraordinary general meeting may also be called by the chairperson of the board of directors of CASI Cayman. Advance notice of at least seven days is required for the convening of CASI Cayman’s annual general meeting and other shareholders meetings.

An ordinary resolution to be passed by the shareholders requires the affirmative vote of a simple majority of the votes attaching to the ordinary shares cast by those shareholders entitled to vote who are present in person or by proxy in a general meeting, while a special resolution requires the affirmative vote of not less than two-thirds of the votes attaching to the ordinary shares cast by those shareholders entitled to vote who are present in person or by proxy in a general meeting. Both ordinary resolutions and special resolutions may also be passed by a unanimous written resolution signed by all the shareholders of CASI Cayman, as permitted by the Companies Act and the Amended CASI Cayman Articles. A special resolution will be required for important matters such as change of name or making changes to the memorandum and articles of association of CASI Cayman.

Transfer of Ordinary Shares

Subject to the restrictions of CASI Cayman’s articles of association, as applicable, any of CASI Cayman’s shareholders may transfer all or any of his or her ordinary shares by an instrument of transfer in the usual or common form or any other form approved by CASI Cayman’s board of directors.

CASI Cayman’s board of directors may, in its absolute discretion, decline to register any transfer of any ordinary share which is not fully paid up or on which CASI Cayman have a lien. CASI Cayman’s directors may also decline to register any transfer of any ordinary share unless:

•	the instrument of transfer is lodged with CASI Cayman, accompanied by the certificate for the ordinary shares to which it relates and such other evidence as CASI Cayman’s board of directors may reasonably require to show the right of the transferor to make the transfer;

•	the instrument of transfer is in respect of only one class of ordinary shares;

•	the instrument of transfer is properly stamped, if required;

•	in the case of a transfer to joint holders, the number of joint holders to whom the ordinary share is to be transferred does not exceed four; or

•	a fee of such maximum sum as Nasdaq may determine to be payable, or such lesser sum as the CASI Cayman’s board of directors may from time to time require, is paid to CASI Cayman in respect thereof.

If CASI Cayman’s directors refuse to register a transfer they shall, within two months after the date on which the instrument of transfer was lodged, send to each of the transferor and the transferee notice of such refusal, including the relevant reason for such refusal. The registration of transfers may, on 14 days’ notice being given by advertisement in such one or more newspapers or by electronic means, be suspended and the register closed at such times and for such periods as CASI Cayman’s board of directors may from time to time determine; provided, however, that the registration of transfers shall not be suspended and the register shall not be closed for more than 30 days in any year.

Liquidation

On a winding up of CASI Cayman, if the assets available for distribution among its shareholders shall be more than sufficient to repay the whole of the share capital at the commencement of the winding up, the surplus will be distributed among its shareholders in proportion to the par value of the shares held by them at the commencement of the winding up, subject to a deduction from those shares in respect of which there are monies due, of all monies payable to CASI Cayman for unpaid calls or otherwise. If CASI Cayman’s assets available for distribution are insufficient to repay all of the paid-up capital, the assets will be distributed so that the losses are borne by its shareholders in proportion to the par value of the shares held by them.

Calls on Ordinary Shares and Forfeiture of Ordinary Shares

CASI Cayman’s board of directors may from time to time make calls upon shareholders for any amounts unpaid on their ordinary shares in a notice served to such shareholders at least 14 days prior to the specified time of payment. The ordinary shares that have been called upon and remain unpaid are subject to forfeiture.

Redemption, Repurchase and Surrender of Ordinary Shares

CASI Cayman may issue shares on terms that are subject to redemption, at CASI Cayman’s option or at the option of the holders, on such terms and in such manner as may be determined before the issue of such shares, by CASI Cayman’s board of directors or by an ordinary resolution of CASI Cayman’s shareholders. CASI Cayman may also repurchase any of its shares provided that the manner and terms of such purchase have been approved by its board of directors or by CASI Cayman’s shareholders by ordinary resolution or are otherwise authorized by the Amended CASI Cayman Articles. Under the Companies Act, the redemption or repurchase of any share may be paid out of CASI Cayman’s profits or out of the proceeds of a fresh issue of shares made for the purpose of such redemption or repurchase, or out of capital (including share premium account and capital redemption reserve) if CASI Cayman can, immediately following such payment, pay its debts as they fall due in the ordinary course of business. In addition, under the Companies Act no such share may be redeemed or repurchased (a) unless it is fully paid up, (b) if such redemption or repurchase would result in there being no shares outstanding, or (c) if the company has commenced liquidation. In addition, CASI Cayman may accept the surrender of any fully paid share for no consideration.

Variations of Rights of Shares

All or any of the special rights attached to any class of shares may, subject to the provisions of the Companies Act, be varied either with the written consent of the holders of at least two-thirds of the issued shares of that class or with the sanction of a special resolution passed at a separate meeting of the holders of the shares of that class.

Inspection of Books and Records

Holders of CASI Cayman’s ordinary shares have no general right under Cayman Islands law to inspect or obtain copies of CASI Cayman’s list of shareholders or its corporate records (save for the Amended CASI Cayman Articles, special resolutions and the register of mortgages and charges). However, CASI Cayman will provide its shareholders with annual audited financial statements. See “Where You Can Find Additional Information.”

Changes in Capital

CASI Cayman may from time to time by ordinary resolution:

•	increase its share capital by new shares of such amount as it thinks expedient;

•	consolidate and divide all or any of its share capital into shares of a larger amount than its existing shares;

•	sub-divide its existing shares, or any of them into shares of a smaller amount that is fixed by the amended and restated memorandum and articles of association; and

•	cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the shares so cancelled.

Subject to the Companies Act and confirmation by the Grand Court of the Cayman Islands on an application by CASI Cayman for an order confirming such reduction, CASI Cayman may by special resolution reduce its share capital and any capital redemption reserve in any manner authorized by the Companies Act.

Issuance of Additional Shares

Amended CASI Cayman Articles authorizes CASI Cayman’s board of directors to issue additional ordinary shares from time to time as its board of directors shall determine, to the extent of available authorized but unissued shares.

Amended CASI Cayman Articles authorizes CASI Cayman’s board of directors to establish from time to time one or more series of preferred shares and to determine, with respect to any series of preferred shares, the terms and rights of that series, including:

•	the designation of the series;

•	the number of shares of the series;

•	the dividend rights, dividend rates, conversion rights, voting rights; and

•	the rights and terms of redemption and liquidation preferences.

CASI Cayman’s board of directors may issue preferred shares without action by its shareholders to the extent authorized but unissued. In addition, the issuance of preferred shares may be used as an anti-takeover device without further action on the part of the shareholders. Issuance of these shares may dilute the voting power of holders of ordinary shares.

Exempted Company

CASI Cayman is an exempted company duly incorporated with limited liability under the Companies Act. The Companies Act distinguishes between ordinary resident companies and exempted companies. Any company, the objects of which are to conduct business mainly outside of the Cayman Islands, may apply to be registered as an exempted company. The requirements for an exempted company are essentially the same as for an ordinary company except for certain exemptions and privileges, including (a) an exempted company does not have to file an annual return of its shareholders with the Registrar of Companies, (b) an exempted company is not required to open its register of members for inspection, (c) an exempted company does not have to hold an annual general meeting, (d) an exempted company may issue no par value, negotiable or bearer shares, (e) an exempted company may register by way of continuation in another jurisdiction and be deregistered in the Cayman Islands, (f) an exempted company may obtain an undertaking against the imposition of any future taxation (such undertakings are usually given for 20 years in the first instance), (g) an exempted company may register as a limited duration company and (h) an exempted company may register as a segregated portfolio company.

“Limited liability” means that the liability of each shareholder is limited to the amount unpaid by the shareholder on that shareholder’s shares of the company (except in exceptional circumstances, such as fraud, the establishment of an agency relationship or an illegal or improper purpose or other circumstances in which a court may be prepared to pierce or lift the corporate veil).

COMPARISON OF RIGHTS UNDER DELAWARE AND CAYMAN ISLANDS LAWS

Your rights as a stockholder of the Company are governed by the DGCL and the Company’s certificate of incorporation and bylaws. After the Redomicile Merger, you will become a shareholder of CASI Cayman and your rights will be governed by the Companies Act and the Amended CASI Cayman Articles.

The principal attributes of the Company’s common stock and CASI Cayman ordinary shares are similar. However, there are differences between your rights under the DGCL and under the Companies Act. In addition, there are differences between the Company’s certificate of incorporation and bylaws and the Amended CASI Cayman Articles. The following discussion is a summary of certain material differences in your rights that would result from the Redomicile Merger. As such, this summary does not cover all the differences between Companies Act and the DGCL affecting corporations and their shareholders or all of the differences between the Company’s certificate of incorporation and bylaws and the Amended CASI Cayman Articles. While we believe this summary is accurate in all material respects, the following descriptions are qualified in their entirety by reference to the complete text of the relevant provisions of the Companies Act, the DGCL, the Company’s certificate of incorporation and bylaws and the Amended CASI Cayman Articles. CASI Cayman plans to adopt the Amended CASI Cayman Articles, which will become effective immediately upon the completion of the Redomicile Merger and will replace its existing memorandum and articles of association in their entirety. A copy of the Amended CASI Cayman Articles that will become effective upon consummation of the Redomicile Merger is attached hereto as an exhibit to this Registration Statement on Form F-4 of which this proxy statement/prospectus is a part. We encourage you to read the laws and documents referenced above.

DGCL/The Company’s Certificate of Incorporation and Bylaws	Companies Act/Amended CASI Cayman Articles

Stockholder/Shareholder Approval of Business Combinations; Fundamental Changes

Under the DGCL, a merger, consolidation, sale, lease, exchange or other disposition of all or substantially all of the property of a corporation not in the usual and regular course of the corporation’s business, or a dissolution of the corporation, is generally required to be approved by the holders of a majority of the shares outstanding and entitled to vote on the matter, unless the certificate of incorporation provides otherwise. The Company’s certificate of incorporation does not provide otherwise.

In general, under the DGCL, unless required by its certificate of incorporation, mergers in which the surviving corporation will issue less than 20% of such corporation’s stock do not require shareholder approval. In addition, mergers in which one corporation owns 90% or more of each class of stock of a second corporation may be completed without the vote of the second corporation’s board of directors or shareholders. In certain situations, the approval of a business combination may require approval by a certain number of the holders of a class or series of shares.

The DGCL does not contain a procedure comparable to a scheme of arrangement under the Companies Law.

There are a number of mechanisms for acquiring a Cayman Islands company including: (1) a court-approved “scheme of arrangement” under the Companies Act; (2) through a tender offer by a third party; and (3) through a merger or consolidation between the Cayman Islands company and another company incorporated in the Cayman Islands or another jurisdiction (provided that the merger or consolidation is allowed by the laws of that other jurisdiction).

A scheme of arrangement with one or more class or series of shareholders requires the sanction of the scheme of arrangement by the Cayman Islands court and the approval of 75% in value of the registered holders of each participating class or series of shares voting on the scheme of arrangement at the relevant meeting. If a scheme of arrangement receives the approval of shareholders of a company and is subsequently sanctioned by the Cayman Islands court, all holders of ordinary shares of the company will be bound by the terms of the scheme of arrangement.

The Companies Act provides that when an offer is made for shares of any class or series of a Cayman Islands company and, within four months of the offer, the holders of not less than 90% of those such class or series accept the offer, the offeror may, for two months after that four-month period, require the remaining shareholders of the relevant class or series to transfer their shares on the same terms as the original offer. In those circumstances, non-tendering shareholders will be compelled to sell their shares, unless within one month from the date on which the notice to compulsorily acquire those shares was given to the non-tendering shareholder, the non-tendering shareholder is able to convince a Cayman Islands court to order otherwise.

Authorization of a merger or consolidation requires: (a) the passing of a special resolution by the shareholders of each constituent company, and (b) such other authorization, if any, as may be specified in each such company’s constitutional documents. In addition, the consent of each holder of a fixed or floating security interest of a constituent company must be obtained, unless the court waives such requirement.

Under the Amended CASI Cayman Articles and the Companies Act, there is no requirement for shareholder approval for a sale of all or substantially all of CASI Cayman’s assets.

Special Vote Required for Combinations with Interested Stockholders/Shareholders

Section 203 of the DGCL provides (in general) that a corporation may not engage in a business combination with an interested stockholder for a period of three years after the time of the transaction in which the person became an interested stockholder.

The prohibition on business combinations with interested stockholders does not apply in some cases, including if: (1) the board of directors of the corporation, prior to the time of the transaction in which the person became an interested stockholder, approves (a) the business combination or (b) the transaction in which the stockholder becomes an interested stockholder; (2) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or (3) the board of directors and the holders of at least two-thirds of the outstanding voting stock not owned by the interested stockholder approve the business combination on or after the time of the transaction in which the person became an interested stockholder.

For the purpose of Section 203, the DGCL generally defines an interested stockholder to include any person who, together with that person’s affiliates or associates, (1) owns 15% or more of the outstanding voting stock of the corporation, or (2) is an affiliate or associate of the corporation and owned 15% or more of the outstanding voting stock of the corporation at any time within the previous three years.

There is no provision in the Companies Act or the Amended CASI Cayman Articles prohibiting business combinations with interested shareholders.

Dissenter Rights; Rights to Dissent; Compulsory Acquisition

Under the DGCL, a stockholder of a corporation does not have appraisal rights in connection with a merger or consolidation, if, among other things: (1) the corporation’s shares are listed on a national securities exchange or held of record by more than 2,000 stockholders; or (2) the corporation will be the surviving corporation of the merger and no vote of its stockholders is required to approve the merger.

However, a stockholder is entitled to appraisal rights in the case of a merger or consolidation effected under certain provisions of the DGCL if the stockholder is required to accept in exchange for the shares anything other than: (1) shares of stock of the corporation surviving or resulting from the merger or consolidation; (2) shares of any other corporation that on the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholders; or (3) cash instead of fractional shares of the corporation.

The Company’s shares are currently listed on Nasdaq and it is expected that, at the Effective Time, the CASI Cayman ordinary shares will be authorized for listing on Nasdaq, subject to official notice of issuance and satisfaction of other standard conditions.

The Companies Act and the Amended CASI Cayman Articles do not specifically provide for appraisal rights. However, in connection with the compulsory transfer of shares to a 90% shareholder of a Cayman Islands company as described under “Shareholder Approval of Business Combinations; Fundamental Changes,” a minority shareholder may apply to the Cayman Islands court within one month of receiving notice of the compulsory transfer objecting to that transfer. In these circumstances, the burden is on the minority shareholder to show that the court should exercise its discretion to prevent the compulsory transfer. The court is unlikely to grant any relief in the absence of bad faith, fraud, unequal treatment of shareholders or collusion as between the offeror and the holders of the shares who have accepted the offer as a means of unfairly forcing out minority shareholders.

In connection with a merger or a consolidation, dissenting shareholders have the right to be paid the fair value of their shares (which, if not agreed between the parties, will be determined by the Cayman Islands court) if they follow the required procedures set out in the Companies Act, subject to certain exceptions.

Stockholder/Shareholder Consent to Action Without Meeting

Under the DGCL, unless otherwise provided in the certificate of incorporation, any action that can be taken at a meeting of the stockholders may be taken without a meeting if written consent to the action is signed by the holders of outstanding stock having the minimum number of votes necessary to authorize or take the action at a meeting of the stockholders.	The Amended CASI Cayman Articles permits resolutions, including special resolutions, to be effected by a unanimous written resolution. A special resolution is a resolution that is either (a) passed by a majority of not less than two-thirds of shareholders as, being entitled to do so, vote in person or by proxy at a general meeting, or (b) signed by all the shareholders entitled to vote on that resolution.

Stockholder/Shareholder Vote on Routine Matters

Except as otherwise provided in a corporation’s certificate of incorporation or bylaws, and other than with respect to the election of directors, under the DGCL, approval of routine corporate matters that are put to a stockholder vote require the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter.	The Amended CASI Cayman Articles provides that, unless otherwise required to be adopted as a special resolution, shareholders can approve matters through the adoption of ordinary resolutions. An ordinary resolution is a resolution that is (a) passed by a simple majority of shareholders as, being entitled to do so, vote in person or by proxy at a general meeting, or (b) approved in writing by all the shareholders entitled to vote on that resolution in one or more instruments each signed by one or more of such shareholders.

Notice of Stockholder/Shareholder Meetings

Unless otherwise provided by DGCL, notice of any meeting of stockholders shall be sent or otherwise given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. The written notice shall specify the place, if any, the time, means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, and, in the case of a special meeting, the purpose or purposes for which such meeting is called.

The Amended CASI Cayman Articles provides that at least seven calendar days’ notice shall be given of any general meeting of the shareholders. Every notice shall be exclusive of the day on which it is given or deemed to be given and of the day for which it is given and shall specify the place, the day and the hour of the meeting and the general nature of the business and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by CASI Cayman.
Special Meetings of the Stockholders/Shareholders

Unless otherwise provided in a corporation’s certificate of incorporation or bylaws, under the DGCL, special meetings of stockholders may be called by the corporation’s board of directors.

The Company’s bylaws provide that special meetings of stockholders may be called only by the Chairman of the board of directors within 10 days after the receipt of a written request of a majority of the board of directors.

The Amended CASI Cayman Articles provides that the chairperson to the board of directors or the directors (acting by a resolution of the board of directors) may call general meetings, and they shall on a shareholders’ requisition forthwith proceed to convene an extraordinary general meeting.

A shareholders’ requisition is a requisition of shareholders holding at the date of deposit of the requisition ordinary shares which carry in aggregate not less than one-third (1/3) of all votes attaching to all issued and outstanding ordinary shares of CASI Cayman that as at the date of the deposit carry the right to vote at general meetings of CASI Cayman.

Quorum

In general, under the DGCL, unless otherwise provided in the corporation’s certificate of incorporation or bylaws, a quorum for purposes of a meeting of directors is a majority of the total number of directors. Unless a corporation’s certificate of incorporation otherwise provides, a corporation’s bylaws may provide that a quorum for purposes of a meeting of directors is less than a majority; provided, that in no event may a quorum be less than one-third of the directors.

In general, under the DGCL, unless otherwise provided in the corporation’s certificate of incorporation or bylaws, a quorum for purposes of a meeting of stockholders is a majority of the shares entitled to vote, present in person or represented by proxy. In no event may a quorum be less than one-third of the shares entitled to vote.

The Company’s bylaws provide that, at all meetings of the board of directors, one-half of the then-authorized number of directors, but not less than two directors (unless a board of one director is authorized, in which event one director shall constitute a quorum), constitute a quorum. The Company’s bylaws also provide that, at any meeting of stockholders, the holders of a majority of the number of shares of stock outstanding and entitled to vote thereat, present in person or represented by proxy, constitute a quorum.

The Amended CASI Cayman Articles provides that the quorum for the meeting of directors is, unless otherwise fixed by the board of directors, a majority of directors then in office presenting, and for any general meetings of shareholders is one or more shareholders holding ordinary shares which carry in aggregate (or representing by proxy) not less than one-third (1/3) of the paid up voting share capital of CASI Cayman presenting.

Distributions and Dividends; Repurchases and Redemptions

Under the DGCL, a corporation may pay dividends out of capital surplus and, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the net assets of the corporation are less than the capital represented by issued and outstanding shares having a preference on asset distributions. Surplus is defined in the DGCL as the excess of the net assets over capital, as such capital may be adjusted by the board.

A Delaware corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by the purchase or redemption. A corporation may, however, purchase or redeem out of capital shares that are entitled upon any distribution of its assets to a preference over another class or series of its shares, or if no shares entitled to such preference are outstanding, any of its own shares, if such shares will be retired upon their acquisition and the capital of the corporation reduced.

Under the Companies Act, the board of directors may declare the payment of dividends to holders of ordinary shares out of CASI Cayman’s (1) profits available for distribution, or (2) “share premium account”, which represents the excess of the price paid to CASI Cayman on the issue of its shares over the par or “nominal” value of those shares and is similar to the U.S. law concept of additional paid in capital.

However, no dividends may be paid if, after payment, CASI Cayman would not be able to pay its debts as they fall due in the ordinary course of business.

Dividends on ordinary shares, if any, are at the discretion of the directors and depend on, among other things, CASI Cayman’s results of operations, cash requirements and surplus, financial condition, contractual restrictions and other factors that the directors deems relevant, as well as CASI Cayman’s ability to pay dividends in compliance with the Cayman Islands law. Under the Cayman Islands law, CASI Cayman is not required to present proposed dividends or distributions to its shareholders for approval or adoption. CASI Cayman may pay dividends in any currency.

The directors are also entitled to issue shares with preferred rights to participate in dividends declared by CASI Cayman. The holders of such preference shares may, depending on their terms, rank senior to the ordinary shares with respect to dividends.

Under the Companies Act, shares of a Cayman Islands company may be redeemed or repurchased out of profits of the company, out of the proceeds of a fresh issue of shares made for that purpose or out of capital, provided the company’s articles authorize this and it has the ability to pay its debts as they fall due in the ordinary course of business.

The Amended CASI Cayman Articles provide that CASI Cayman may make a payment in respect of the redemption or purchase of its own shares in any manner permitted by the Companies Act, including out of its capital, profits or the proceeds of a fresh issue of shares.

Removal of Directors; Terms of Directors

Under the DGCL, except in the case of a corporation with a classified board or with cumulative voting, any director or the entire board may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors. In the case of a corporation with a classified board, directors may be removed only for cause unless otherwise provided in the certificate of incorporation.

The Company’s certificate of incorporation provides that the board of directors consists of three classes of directors, with each class of directors elected for three-year terms and one class coming up for election by the stockholders each year. The Company’s directors may be removed only for cause.

Under the Amended CASI Cayman Articles, the directors of CASI Cayman are not subject to a term of office and hold office until such time as they are removed from office by ordinary resolution of the shareholders or by a resolution of the board of directors.

In addition, the office of any director shall be vacated if the director (i) becomes prohibited by applicable law from being a director, (ii) becomes bankrupt or makes any arrangement or composition with his creditors, (iii) dies or is found to be or becomes of unsound mind, (iv) resigns his office by notice in writing to CASI Cayman, or (v) the board of directors resolves that his office be vacated.

Directors may be elected by a resolution of the board of directors, or by an ordinary resolution of the shareholders.

Inspection of Books and Records

Under the DGCL, any stockholder may, upon written demand under oath stating the purpose thereof, inspect the corporation’s books and records for a proper purpose during the usual hours for business.

Shareholders of a Cayman Islands company do not have any general rights to inspect or obtain copies of the list of shareholders or corporate records of a company (other than the register of mortgages and charges and the memorandum and articles of association).

Under the Amended CASI Cayman Articles, the directors have the discretion as to whether, to what extent, when, where and under what conditions or regulations the accounts and books of CASI Cayman or any of them shall be open to the inspection of members who are not directors.

The Companies Act requires that the register of mortgages and charges of a Cayman Islands company be open to inspection by any shareholder or creditor of the company at all reasonable times.

Amendment of Governing Documents

Under the DGCL, a certificate of incorporation may be amended if: (1) the board of directors sets forth the proposed amendment in a resolution, declares the advisability of the amendment and directs that it be submitted to a vote at a meeting of stockholders; and (2) the holders of a majority of shares of stock entitled to vote on the matter approve the amendment, unless the certificate of incorporation requires the vote of a greater number of shares. The Company’s certificate of incorporation has no further requirement.

In addition, under the DGCL, the holders of the outstanding shares of a class are entitled to vote as a class on an amendment, whether or not entitled to vote thereon by the certificate of incorporation, if the amendment adversely affects the terms of the shares of a class. Class voting rights do not exist as to other extraordinary matters, unless the certificate of incorporation provides otherwise. The Company’s certificate of incorporation does not have such alternate provisions.

Under the DGCL, the board of directors may amend a corporation’s bylaws if so authorized in the certificate of incorporation. The Company’s certificate of incorporation and bylaws authorize the board of directors to amend the Company’s bylaws. The Company’s stockholders also have the power to amend bylaws under the Company’s bylaws and the DGCL.

The Companies Act and the Amended CASI Cayman Articles provide that CASI Cayman’s memorandum of association and articles of association may only be amended by passing a special resolution of its shareholders to effect such amendment.

Indemnification of Directors and Officers

Under the DGCL, a corporation is generally permitted to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with any action, other than an action brought on behalf of the corporation, and against expenses actually and reasonably incurred in the defense or settlement of a derivative action, provided that there is a determination that the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. That determination must be made by: (1) a majority of the disinterested directors, even though less than a quorum; (2) a committee of disinterested directors designated by a majority vote of disinterested directors, even though less than a quorum; (3) independent legal counsel, if there are no disinterested directors or if the disinterested directors so direct regardless of whether a quorum of disinterested directors exists; or (4) the stockholders.

Without court approval, however, no indemnification may be made in respect of any derivative action in which an individual is adjudged liable to the corporation.

The DGCL requires indemnification of directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action. Under the DGCL, a corporation may advance expenses relating to the defense of any proceeding to directors and officers contingent upon those individuals’ commitment to repay any advances, unless it is determined ultimately that those individuals are entitled to be indemnified.

The Company’s certificate of incorporation and bylaws provide for indemnification of directors and officers to the fullest extent permitted by law. Further, the Company has indemnification agreements with its directors, officers and certain other employees which provide rights and benefits in addition to those described above.

Cayman Islands law does not limit the extent to which a company’s articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against civil fraud or the consequences of committing a crime.

The Amended CASI Cayman Articles provide that its directors and officers shall be indemnified against all actions, proceedings, costs, charges, expenses, losses, damages and liabilities incurred or sustained by such director or officer, other than by reason of such person’s own dishonesty, willful default or fraud, in or about the conduct of CASI Cayman’s business or affairs or in the execution or discharge of his duties, powers, authorities or discretions, including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such director or officer in defending (whether successfully or otherwise) any civil proceedings concerning CASI Cayman or its affairs in any court whether in the Cayman Islands or elsewhere.

Fiduciary Duties

A director of a Delaware corporation owes fiduciary duties of care and loyalty, which include the subsidiary duties good faith, oversight and disclosure, to the corporation and its stockholders.	A director of a Cayman company owes fiduciary duties to the company. The director must act loyally, honestly and in good faith in what he considers is in the best interests of the company, exercise the powers vested in him for proper purpose.

Limited Liability of Directors

The DGCL permits the adoption of a provision in a corporation’s certificate of incorporation limiting or eliminating the monetary liability of its directors or certain officers to a corporation or its stockholders by reason of such director’s or officer’s breach of the fiduciary duty of care. The DGCL does not permit any limitation of the liability of the directors and officers of a corporation for: (1) breaching the duty of loyalty to the corporation or its stockholders; (2) failing to act in good faith; (3) engaging in intentional misconduct or a knowing violation of law; (4) obtaining an improper personal benefit from the corporation; (5) with respect to a director, paying a dividend or approving a stock repurchase or redemption that was illegal under applicable law; or (6) with respect to an officer, any action by or in the right of the corporation.

The Company’s certificate of incorporation provides that, to the fullest extent permitted by the DGCL, directors are not personally liable to the company or its stockholders for monetary damages for breach of fiduciary duty as a director. The Company’s certificate of incorporation does not include any limitation on the monetary liability of its officers.

Cayman Islands law, in certain circumstances, permits a company to limit the liability of a director to the company. The considerations under Cayman Islands law with regard to the limitation of a director’s liability are similar to those that apply to the enforcement of provisions relating to the indemnification of directors discussed above under “Indemnification of Directors and Officers.” A Cayman Islands court will enforce such a limitation except to the extent that enforcement of the relevant provision may be held to be contrary to public policy.

The Amended CASI Cayman Articles provide that no current or former director and officer of CASI Cayman shall be liable to CASI Cayman for any loss or damage incurred by CASI Cayman as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through such person’s own dishonesty, willful default or fraud.

Stockholder/Shareholder Lawsuits

Under the DGCL, a stockholder bringing a derivative suit must have been a stockholder at the time of the wrong complained of or that the stock was transferred to him by operation of law from a person who was such a stockholder. In addition, the stockholder must remain a stockholder throughout the litigation. There is no requirement under the DGCL to advance the expenses of a lawsuit to a stockholder.

Under the DGCL, an individual may also commence a class action suit on behalf of himself or herself and other similarly situated stockholders where the requirements for maintaining a class action under Delaware law have been met.

In the Cayman Islands, the decision to institute proceedings on behalf of a company is generally taken by the company’s board of directors. In certain limited circumstances, a shareholder may be entitled to bring a derivative action on behalf of CASI Cayman. However, the consideration of such suits has been limited. In this regard, the Cayman Islands courts ordinarily would permit a claim to be brought by a minority shareholder, in respect of a cause of action vested in a Cayman Islands company, in the name of and seeking relief on behalf of the company only (1) in respect of a cause of action arising from an actual or proposed act or omission involving negligence, default, breach of duty or breach of trust by a director of a company; (2) where the act complained of is illegal or alleged to constitute a fraud against the company or against any minority shareholder; or (3) where the act is beyond the corporate power of the company or otherwise requires approval by a greater percentage of the company’s shareholders than actually approved it; and, in each case, where the act complained of is not capable of subsequent ratification by any majority of the company’s shareholders at a general meeting. The cause of action may be against the director, another person or both.

A shareholder may also be permitted to bring an action in his or her own name against a Cayman Islands company, a director or any other person in respect of any direct loss suffered by such shareholder as a result of any negligence, default, breach of duty or breach of trust. In any such action, however, a loss suffered by the company will not be regarded as a direct loss suffered by the individual shareholder. A shareholder may also be permitted to bring an action on the basis that the company’s affairs are being, or have been, conducted in a manner that is unfairly prejudicial to the interests of shareholders generally or to some shareholders in particular.

Exclusive Forum

The DGCL permits a corporation’s certificate of incorporation or bylaws to contain a forum selection provision requiring internal corporate claims to be brought solely and exclusively in courts in the State of Delaware.

Unless Company’s bylaws require that, unless the Company consents in writing to an alternative forum, internal corporate claims be brought in the Court of Chancery of the State of Delaware. In addition, the Company’s bylaws provide that the federal district courts of the United Stated of America will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933.

The Amended CASI Cayman Articles provide that, unless CASI Cayman consents in writing to the selection of an alternative forum, the courts of the Cayman Islands shall have exclusive jurisdiction to hear, settle and/or determine any dispute, controversy or claim related to CASI Cayman (including any non-contractual dispute, controversy or claim) whether arising out of or in connection with the Amended CASI Cayman Articles or otherwise.

ENFORCEABILITY OF CIVIL LIABILITIES

CASI Cayman is incorporated in the Cayman Islands because of certain benefits associated with being a Cayman Islands company, such as political and economic stability, an effective judicial system, a favorable tax system, the absence of foreign exchange control or currency restrictions and the availability of professional and support services. However, the Cayman Islands has a less developed body of securities laws as compared to the United States and provides less protection for investors. In addition, Cayman Islands companies do not have standing to sue before the federal courts of the United States.

A majority portion of CASI Cayman’s assets are located outside the United States. In addition, a majority of CASI Cayman’s directors and officers are nationals or residents of jurisdictions other than the United States and all or a majority portion of their assets are located outside the United States. As a result, it may be difficult for investors to effect service of process within the United States upon CASI Cayman or these persons, or to bring an action against CASI Cayman or against these persons in the United States, in the event that you believe that your rights have been infringed under the securities laws of the United States or any state in the United States. It may also be difficult for you to enforce in U.S. courts judgments obtained in U.S. courts based on the civil liability provisions of the U.S. federal securities laws against CASI Cayman and its officers and directors.

Maples and Calder (Hong Kong) LLP, our counsel as to Cayman Islands law, has advised us that there is uncertainty as to whether the courts of the Cayman Islands would (1) recognize or enforce judgments of U.S. courts obtained against CASI Cayman or its directors or officers, predicated upon the civil liability provisions of the securities laws of the United States or any state in the United States, or (2) entertain original actions brought in the Cayman Islands against CASI Cayman or its directors or officers, predicated upon the securities laws of the United States or any state in the United States.

Maples and Calder (Hong Kong) LLP has informed us that although there is no statutory enforcement in the Cayman Islands of judgments obtained in the federal or state courts of the United States (and the Cayman Islands are not a party to any treaties for the reciprocal enforcement or recognition of such judgments), a judgment obtained in such jurisdiction will be recognized and enforced in the courts of the Cayman Islands at common law, without any re-examination of the merits of the underlying dispute, by an action commenced on the foreign judgment debt in the Grand Court of the Cayman Islands, provided such judgment (a) is given by a foreign court of competent jurisdiction, (b) imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given, (c) is final, (d) is not in respect of taxes, a fine or a penalty, and (e) was not obtained in a manner and is not of a kind the enforcement of which is contrary to natural justice or the public policy of the Cayman Islands. However, the Cayman Islands courts are unlikely to enforce a judgment obtained from the U.S. courts under civil liability provisions of the U.S. federal securities law if such judgment is determined by the courts of the Cayman Islands to give rise to obligations to make payments that are penal or punitive in nature. Because such a determination has not yet been made by a court of the Cayman Islands, it is uncertain whether such civil liability judgments from U.S. courts would be enforceable in the Cayman Islands.

It is our understanding that the PRC does not have treaties with the United States and many other countries providing for the reciprocal recognition and enforcement of judgments of courts and that there is uncertainty as to whether the courts of the PRC would recognize or enforce judgments of United States courts against CASI Cayman or the directors or officers of CASI Cayman predicated upon the civil liability provisions of the securities laws of the United States or any state in the United States.

Additionally, it is our understanding that it may be difficult for you to bring an original action against CASI Cayman or against its directors and officers who are nationals or residents of countries other than the United States in a PRC court in the event that you believe that your rights have been infringed under the U.S. federal securities laws, PRC laws, Cayman Islands laws or otherwise because we are incorporated under the laws of the Cayman Islands and it may be difficult for U.S. shareholders, by virtue only of holding CASI Cayman ordinary shares, to establish a connection to the PRC as required by the PRC Civil Procedures Law in order for a PRC court to have jurisdiction.

LEGAL MATTERS

The legality of the CASI Cayman ordinary shares offered by this proxy statement/prospectus and certain other Cayman Islands legal matters will be passed upon for CASI and CASI Cayman by Maples and Calder (Hong Kong) LLP. Certain legal matters relating to U.S. law will be passed upon for CASI and CASI Cayman by Skadden, Arps, Slate, Meagher & Flom LLP. Certain legal matters relating to PRC law will be passed upon for CASI and CASI Cayman by Global Law Offices.

EXPERTS

The consolidated financial statements of CASI Pharmaceuticals, Inc. as of December 31, 2021 and 2020, and for the years then ended, have been incorporated by reference herein in reliance upon the report of KPMG Huazhen LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

Each of the Company, and after the Redomicile Merger, CASI Cayman is subject to the informational requirements of the Exchange Act. In accordance with the Exchange Act, we file periodic reports, proxy statements and information statements and other information with the SEC. You may read and copy any reports or other information that we file or furnish with the SEC at the SEC’s Public Reference Room located at Station Place, 100 F Street, N.E., Washington, D.C. 20549. You may also receive copies of these documents upon payment of a duplicating fee, by writing to the SEC’s Public Reference Room. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room in Washington, D.C. and other locations. Our SEC filings are also available via the SEC’s website (www.sec.gov).

CASI Cayman has filed with the SEC a registration statement on Form F-4 under the Securities Act to register the CASI Cayman ordinary shares to be issued in connection with the Redomicile Merger. This proxy statement/prospectus is a part of that registration statement and constitutes a prospectus of CASI Cayman in addition to being a consent solicitation of the Company shareholders.

In addition to the information set forth in this proxy statement/prospectus, SEC rules allow the Company and CASI Cayman to “incorporate by reference” information into this proxy statement/prospectus, which means that the Company and CASI Cayman can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement/prospectus, except for any information therein that is superseded by information set forth in this proxy statement/prospectus. This proxy statement/prospectus incorporates by reference the documents set forth below that the Company previously filed with the SEC. These documents contain important information about the Company.

1.	Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 28, 2022.

2.	Quarterly Report on Form 10-Q for nine months ended September 30, 2022, filed with the SEC on November 14, 2022.

3.	All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since December 31, 2021.

We are also incorporating by reference all additional documents that we file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement/prospectus and the date of the Special Meeting.

You should rely only on the information contained in this proxy statement/prospectus for your consent of the shareholders of the Company. Neither the Company nor CASI Cayman has authorized anyone to provide you with information that differs from that contained in this proxy statement/prospectus. This proxy statement/prospectus is dated February 13, 2023. You should not assume that the information contained in this proxy statement/prospectus is accurate as of any date other than that date, and neither the mailing of this proxy statement/prospectus to shareholders nor the issuance of shares of CASI Cayman ordinary shares in the Redomicile Merger shall create any implication to the contrary.

The Company’s web site is located at https://www.casipharmaceuticals.com/investor-relations/. The Company’s filings with the SEC are available, free of charge, through its web site, as soon as reasonably practicable after those reports or filings are electronically filed with or furnished to the SEC. Information on the Company’s website is not part of this proxy statement/prospectus and you should not rely on that information in deciding whether to approve of the proposal described in this proxy statement/prospectus unless that information is also in this proxy statement/prospectus.

Annex A

Merger Agreement

AGREEMENT AND PLAN OF MERGER

between

CASI PHARMACEUTICALS, INC.

and

CASI Pharmaceuticals Holdings, Inc.

Dated as of January 31, 2023

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of January 31, 2023, is entered into by and between CASI Pharmaceuticals, Inc., a Delaware corporation (“CASI”), and CASI Pharmaceuticals Holdings, Inc., an exempted company incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of CASI (“CASI Cayman” and together with CASI, each a “Party” and collectively the “Parties”).

RECITALS

WHEREAS, the board of directors of CASI (the “CASI Board”) and the director of CASI Cayman (the “CASI Cayman Director”) have each determined that it is advisable and in the best interests of their respective shareholders or stockholders for CASI to merge with and into CASI Cayman (the “Merger”), with CASI Cayman surviving and changing its name to CASI Pharmaceuticals, Inc., an exempted company incorporated under the laws of the Cayman Islands;

WHEREAS, the CASI Board and the CASI Cayman Director have each approved the Merger, this Agreement, the Plan of Merger (as defined below) and, to the extent applicable, the other transactions contemplated herein, pursuant to which CASI Cayman will be the surviving company of the Merger, all upon the terms and subject to the conditions set forth in this Agreement and the Plan of Merger, and whereby each issued and outstanding share of common stock, par value US$0.01 per share, of CASI (“CASI Common Stock”) shall be converted into the right to receive one ordinary share, par value US$0.0001 per share, of CASI Cayman (a “CASI Cayman Ordinary Share”);

WHEREAS, the consummation of the Merger is subject to, among other things, the prior approval of this Agreement and the Plan of Merger by the affirmative vote of the holders of a majority of the issued and outstanding shares of CASI Common Stock; and

WHEREAS, the Parties intend that the Merger qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that this Agreement shall be, and is hereby, adopted as a “plan of reorganization” for purposes of Section 368(a) of the Code.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

Article I

THE MERGER

Section 1.01            The Merger.

Subject to the terms and on the conditions of this Agreement, and in accordance with Section 252 of the Delaware General Corporate Law (the “DGCL”) and the Companies Act (As Revised) of the Cayman Islands (the “CICL”), at the Effective Time (as defined below), CASI shall be merged with and into CASI Cayman in accordance with this Agreement and the Plan of Merger, and the separate corporate existence of CASI shall thereupon cease. Pursuant to and simultaneously upon the consummation of the Merger at the Effective Time, in accordance with the applicable provisions of the DGCL and the CICL, (i) CASI Cayman shall continue as the surviving company in the Merger (the “Surviving Company”), (ii) the corporate identity, existence, powers, rights and immunities of CASI Cayman as the Surviving Company shall continue unimpaired by the Merger, and (iii) CASI Cayman shall succeed to and shall possess all the assets, properties, rights, privileges, powers, franchises, immunities and purposes, and be subject to all the debts, liabilities, obligations, restrictions and duties of CASI, all without further act or deed.

Section 1.02            Closing; Effective Time.

As soon as practicable following the satisfaction or, to the extent permitted by applicable law, waiver of the conditions set forth in Article IV, if this Agreement shall not have been terminated prior thereto as provided in Section 5.01, CASI Cayman and CASI shall (i) cause a plan of merger (the “Plan of Merger”) in the form set out in Annex A to be properly executed and filed with the Registrar of Companies of the Cayman Islands (the “Cayman Registrar”) in accordance with the CICL, (ii) cause a certificate of merger (the “Certificate of Merger”) to be filed with the Delaware Secretary of State in accordance with Section 252 of the DGCL, and (iii) otherwise make all other filings or recordings as required by the applicable provisions of the DGCL and the CICL. The Merger shall become effective upon the later of (i) the effectiveness of the Certificate of Merger filed with the Secretary of State of the State of Delaware and (ii) the date on which the Plan of Merger is registered by the Cayman Registrar (or on such later date as may be specified in the Plan of Merger) in accordance with the CICL (the “Effective Time”).

Section 1.03            Effects of the Merger.

(a)            The name of the Surviving Company shall be “CASI Pharmaceuticals, Inc.”

(b)            At the Effective Time, in accordance with the terms of the Plan of Merger, the Surviving Company will adopt the amended and restated memorandum and articles of association in the form set out in the Plan of Merger as the amended and restated memorandum and articles of association of the Surviving Company until thereafter amended as provided by law and such amended and restated memorandum and articles of association.

(c)            From and after the Effective Time, the directors set forth in the Plan of Merger shall be the directors of the Surviving Company, each such director to serve in such capacity until his or her earlier death, resignation or removal or until his or her successor is duly elected or appointed.

(d)            From and after the Effective Time, the officers set forth in the Plan of Merger shall be the officers of the Surviving Company, each such officer to serve in such capacity until his or her earlier death, resignation or removal or until his or her successor is duly elected or appointed.

Section 1.04            CASI Cayman Shares.

CASI hereby represents and warrants that it is the owner of all of the issued and outstanding shares of CASI Cayman, free and clear of any adverse claims.

Article II

TREATMENT OF SECURITIES

Section 2.01            Effect on Capital Stock.

At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any capital stock of either CASI or CASI Cayman:

(a)            each issued and outstanding share of CASI Common Stock shall be automatically converted into the right to receive one validly issued, fully paid and non-assessable CASI Cayman Ordinary Share in accordance with Section 2.02, and CASI Cayman shall issue to each holder of such right that number of CASI Cayman Ordinary Shares, credited as fully paid, to which each such holder is entitled. Each treasury share of CASI Common Stock shall be automatically converted into a treasury share of CASI Cayman Ordinary Share;

(b)            the certificates for CASI Common Stock exchanged for CASI Cayman Ordinary Shares will be cancelled;

(c)            the one CASI Cayman Ordinary Share that was held by CASI prior to the Merger shall be cancelled, and no consideration shall be paid or payable to the holder of such CASI Cayman Ordinary Share;

(d)            CASI Cayman shall assume all of CASI’s rights and obligations under the stock-based benefit and compensation plans and programs and agreements providing for the grant or award of restricted stock, stock units, stock options, stock appreciation rights, performance shares, performance units, dividend equivalent rights and share awards to the employees, directors and consultants of CASI and its affiliates (collectively, the “Stock Plans”) in accordance with Article III of this Agreement. To the extent a Stock Plan provides for awards of incentive stock options pursuant to Section 422 of the Code, approval of such plan by CASI, as the sole shareholder of CASI Cayman, shall be deemed, as of the Effective Time, to constitute approval of the members of CASI Cayman for purposes of Section 422(b) of the Code; and

(e)            all outstanding securities of CASI, including but not limited to convertible debentures, warrants and options, that may be convertible into or exercisable into CASI Common Stock shall remain outstanding; provided, that all references therein to CASI Common Stock shall be deemed to refer to CASI Cayman Ordinary Shares, and CASI Cayman shall assume all of CASI’s rights and obligations under such securities.

Section 2.02            Exchange of CASI Cayman Shares.

(a)            At the Effective Time, each issued and outstanding share of CASI Common Stock held in uncertificated, book entry form will be exchanged for one CASI Cayman Ordinary Share in accordance with Section 2.01(a) without further act or deed by the holder thereof, and record of such ownership shall be kept in uncertificated, book entry form in CASI Cayman’s register of members by CASI Cayman’s transfer agent.

(b)            At the Effective Time, each issued and outstanding share of CASI Common Stock held in certificated form will be converted into the right to receive one CASI Cayman Ordinary Share in accordance with Sections 2.01(a) and (b) without further act or deed by the holder thereof, and the holder thereof will cease to be, and will have no rights as, a stockholder of CASI. Following the consummation of the Merger, CASI’s exchange agent will send a letter of transmittal to each such holder, explaining the procedure for surrendering such holder’s CASI Common Stock certificates in exchange for share certificates representing CASI Cayman Ordinary Shares.

(c)            At the Effective Time, holders of CASI Common Stock will cease to be, and will have no rights as, stockholders of CASI, other than the right to receive any dividend or other distribution with a record date prior to the Effective Time that may have been declared or made by CASI on such shares of CASI Common Stock in accordance with the terms of this Agreement or prior to the date of this Agreement and that remain unpaid at the Effective Time. After the Effective Time, there shall be no further registration of transfers on the stock transfer books of the Surviving Company of the shares of CASI Common Stock that were outstanding immediately prior to the Effective Time. Upon and after the Effective Time, registered shareholders in CASI Cayman’s register of members will have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon CASI Cayman Ordinary Shares registered in their respective names in the register of members.

Section 2.03            Dissenting Shares.

There are no dissenters’ rights or appraisal rights available to holders of CASI Common Stock under the DGCL, pursuant to Section 262(b)(1) thereof, or under the CICL in connection with the Merger.

Article III

Assumption of employee benefit and compensation plans and other contracts

Section 3.01            Assumption of Equity Plans.

At the Effective Time, CASI Cayman shall assume all of the rights and obligations of CASI under each Stock Plan (“Assumed Equity Plans”). To the extent any Stock Plan or any applicable agreement relating thereto provides for the issuance, delivery or purchase of, or otherwise relates to, CASI Common Stock, from and after the Effective Time, such Stock Plan or applicable agreement shall be deemed to have been amended to provide for the issuance, or purchase of, or otherwise relate to, CASI Cayman Ordinary Shares, and all options or awards issued, or benefits available or based upon the value of a specified number of shares of CASI Common Stock, under such Stock Plan after the Effective Time shall entitle the holder thereof to purchase, receive, acquire, hold or realize the benefits measured by the value of, as appropriate, an equivalent number of CASI Cayman Ordinary Shares in accordance with the terms of such Stock Plan and any applicable agreement relating thereto. The outstanding options or other awards or benefits available under the terms of the Stock Plans at and following the Effective Time shall, to the extent permitted by law and otherwise reasonably practicable, otherwise be exercisable, payable, issuable or available upon the same terms and conditions as under such Stock Plans and the agreements relating thereto immediately prior to the Effective Time. Other than as set forth above, the Merger will not affect the underlying terms or conditions of any outstanding equity awards, which shall remain subject to their original terms and conditions.

Section 3.02            Assumption of Benefit Plans.

At the Effective Time, the obligations of CASI under or with respect to every plan, trust, program and benefit then in effect or administered by CASI for the benefit of the directors, officers and employees of CASI or any of its subsidiaries (collectively, the “Assumed Benefit Plans” and, together with the Assumed Equity Plans, the “Assumed Plans”) shall become the lawful obligations of CASI Cayman and shall be implemented and administered in the same manner and without interruption until the same are amended or otherwise lawfully altered or terminated. Effective at the Effective Time, CASI Cayman hereby expressly adopts and assumes all obligations of CASI under the Assumed Plans.

Section 3.03            Assumption of Contracts.

At the Effective Time, the obligations of CASI under or with respect to contracts or agreements (collectively, the “Assumed Contracts”) shall become the lawful obligations of CASI Cayman and shall be performed in the same manner and without interruption until the same are amended or otherwise lawfully altered or terminated. Effective at the Effective Time, CASI Cayman hereby expressly adopts and assumes all obligations of CASI under the Assumed Contracts.

Section 3.04            Other Actions.

Such amendments or other actions that are deemed necessary or appropriate by CASI and CASI Cayman to effect the Merger, including to facilitate the assumption by CASI Cayman of the Assumed Plans and the Assumed Contracts, and any other amendments or actions that CASI and CASI Cayman shall deem advisable, shall be adopted and entered into with respect to the Assumed Plans, the Assumed Contracts and any other arrangements between CASI and its executive officers and key employees.

Article IV

CONDITIONS TO THE MERGER

The respective obligations of each Party to effect the Merger are subject to the satisfaction or waiver of the following conditions:

(a)            Shareholder Approval. This Agreement, the Plan of Merger and the Merger shall have been authorized and approved by the affirmative vote of holders owning a majority of the issued and outstanding shares of CASI Common Stock entitled to vote thereon at the record date for such actions as set by the CASI Board.

(b)            No Injunction. Neither Party hereto shall be subject to any decree, order or injunction of any court of competent jurisdiction, whether in the U.S., the Cayman Islands or any other country that prohibits the consummation of the Merger.

(c)            Effective Registration Statement. The registration statement on Form F-4 filed with the Securities and Exchange Commission by CASI Cayman in connection with the offer and issuance of the CASI Cayman Ordinary Shares to be issued pursuant to the Merger shall have become effective under the Securities Act of 1933, as amended, and no stop order with respect thereto shall be in effect.

(d)            Nasdaq Listing. The CASI Cayman Ordinary Shares to be issued pursuant to the Merger shall have been authorized for listing on the NASDAQ Stock Market, subject to official notice of issuance and satisfaction of other standard conditions.

(e)            Consents and Authorization. Other than the filing of the Plan of Merger provided for under Article I, all material consents and authorizations of, filings or registrations with, and notices to, any governmental or regulatory authority required of CASI, CASI Cayman, or any of their respective subsidiaries to consummate the Merger and the other transactions contemplated hereby shall have been obtained, made and delivered, respectively.

(f)            Representations and Warranties.  The representations and warranties of the Parties set forth herein shall be true and correct in all material respects, and the covenants of the Parties set forth herein (other than those to be performed after the Effective Time) shall have been performed in all material respects.

Article V

TERMINATION

Section 5.01            Termination.

This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after approval by the stockholders of CASI, by action of the CASI Board.

Section 5.02            Effect of Termination.

In the event of termination of this Agreement as provided in Section 5.01, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of CASI or CASI Cayman.

Article VI

covenants

Section 6.01            Rule 16b-3 Approval.

CASI and CASI Cayman shall take all such steps as may reasonably be required to cause the transactions contemplated by Section 2.01 and any other dispositions of CASI equity securities (including derivative securities) or acquisitions of CASI Cayman equity securities (including derivative securities) in connection with this Agreement by each individual who (i) is a director or officer of CASI, or (ii) at the Effective Time, is or will become a director or officer of CASI Cayman, to be exempt under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

Section 6.02            Further Assurances.

Each Party shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary and reasonably appropriate to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions provided for herein.

Article VII

GENERAL PROVISIONS

Section 7.01            Amendment.

This Agreement may be amended by the Parties hereto at any time before or after any required approval or adoption by the stockholders of CASI of this Agreement or matters presented in connection with this Agreement; provided, however, that after any such approval or adoption, there shall be made no amendment requiring further approval or adoption by such stockholders under applicable law until such further approval or adoption is obtained. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties hereto.

Section 7.02            Waiver.

At any time prior to the Effective Time, the Parties may waive compliance with any of the agreements or covenants contained in this Agreement, or may waive any of the conditions to consummation of the Merger contained in this Agreement, to the extent not prohibited under applicable law. Any agreement on the part of a Party to any such waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party. The failure of any Party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

Section 7.03            Assignment.

Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties hereto (whether by operation of law or otherwise) without the prior written consent of the other Party. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, except for the provisions of Article III (the “Third Party Provisions”), nothing in this Agreement, expressed or implied, is intended to confer on any person other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement. The Third Party Provisions may be enforced only by the specifically intended beneficiaries thereof.

Section 7.04            Entire Agreement.

This Agreement and any documents delivered by the Parties in connection herewith constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the Parties with respect thereto.

Section 7.05            Governing Law; Dispute Resolution.

(a)            To the fullest extent permitted by law, this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws.

(b)            Each of the Parties hereto hereby (i) expressly and irrevocably submits to the exclusive personal jurisdiction of the Delaware Court of Chancery, any other court of the State of Delaware or any federal court sitting in the State of Delaware in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the Delaware Court of Chancery, any other court of the State of Delaware or any federal court sitting in the State of Delaware, (iv) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement and (v) agrees that each of the other Party shall have the right to bring any action or proceeding for enforcement of a judgment entered by the state courts of the Delaware Court of Chancery, any other court of the State of Delaware or any federal court sitting in the State of Delaware.

Section 7.06            Counterparts.

This Agreement may be executed by the Parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by both of the Parties hereto.

Section 7.07            Severability.

If any provision of this Agreement is determined by any court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the Parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, CASI and CASI Cayman have caused this Agreement to be executed as of the date first written above by their respective directors or officers thereunto duly authorized.

CASI PHARMACEUTICALS, INC.

By:	/s/ Dr. Wei-Wu He
	Name:	Dr. Wei-Wu He
	Title:	Director

CASI PHARMACEUTICALS Holdings, INC.

By:	/s/ Zhenbo Su
	Name:	Zhenbo Su
	Title:	Director

[Signature Page to Agreement and Plan of Merger]

ANNEX A

PLAN OF MERGER

THIS PLAN OF MERGER is made on [date]

BETWEEN

(1)            CASI Pharmaceuticals, Inc., a Delaware corporation (“Merging Company”); and

(2)            CASI Pharmaceuticals Holdings, Inc., an exempted company incorporated under the laws of the Cayman Islands on 10 January 2023, with its registered office at the offices of Maples Corporate Services Limited of PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands (the “Company” or the “Surviving Company” and together with Merging Company, the “Constituent Companies”).

WHEREAS

(a)            Merging Company and the Company have agreed to merge (the “Merger”) on the terms and conditions contained or referred to in an Agreement and Plan of Merger (the “Agreement”) dated as of January 31, 2023 by and between Merging Company and the Company, a copy of which is attached as Appendix I to this Plan of Merger and under the provisions of Part XVI of the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”), pursuant to which Merging Company will merge with and into the Company and cease to exist, and the Company will continue as the surviving company in the Merger.

(b)            This Plan of Merger is made in accordance with section 237 of the Companies Act.

(c)            Terms used in this Plan of Merger and not otherwise defined in this Plan of Merger shall have the meanings given to them in the Agreement.

WITNESSETH

CONSTITUENT COMPANIES

1.            The constituent companies (as defined in the Companies Act) to the Merger are Merging Company and the Company.

NAME OF THE SURVIVING COMPANY

2.            The surviving company (as defined in the Companies Act) is the Surviving Company and its name shall be CASI Pharmaceuticals, Inc.

REGISTERED OFFICE

3.            The Surviving Company shall have its registered office at Maples Corporate Services Limited of PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

AUTHORIZED AND ISSUED SHARE CAPITAL

4.            Immediately prior to the Effective Time (as defined below) the authorized share capital of Merging Company was 250,000,000 shares of common stock of US$0.01 par value per share and 5,000,000 shares of preferred stock of US$1.00 par value per share, of which [●] shares of common stock has been issued and outstanding.

5.            Immediately prior to the Effective Time, the authorized share capital of the Company is US$50,000 divided into 500,000,000 ordinary shares of US$0.0001 par value per share, of which 1 share has been issued.

6.            At the Effective Time, the authorized share capital of the Surviving Company shall be US$50,000 divided into 500,000,000 ordinary shares of US$ 0.0001 par value per share.

7.            At the Effective Time, and in accordance with the terms and conditions of the Agreement:

(a)            each share of common stock issued and outstanding in the Merging Company at the Effective Time shall be converted into or exchanged for one ordinary share in the Surviving Company (which shall be issued by the Surviving Company credited as fully paid); and

(b)            each ordinary share issued and outstanding in the Company immediately prior to the Effective Time shall be cancelled, and no consideration shall be paid or payable to the holder of such share.

8.            At the Effective Time, the rights and restrictions attaching to the ordinary shares of the Surviving Company are set out in the Amended and Restated Memorandum and Articles of Association of the Surviving Company in the form attached as Appendix II to this Plan of Merger.

EFFECTIVE TIME

9.            The Merger shall take effect on [●] (the “Effective Time”).

PROPERTY

10.            At the Effective Time, the rights, property of every description including choses in action, and the business, undertaking, goodwill, benefits, immunities and privileges of each of the Constituent Companies shall immediately vest in the Surviving Company which shall be liable for and subject, in the same manner as the Constituent Companies, to all mortgages, charges, or security interests and all contracts, obligations, claims, debts and liabilities of each of the Constituent Companies.

MEMORANDUM AND ARTICLES OF ASSOCIATION

11.            The Memorandum and Articles of Association of the Surviving Company shall be amended and restated by the deletion in their entirety and the substitution in their place of the Amended and Restated Memorandum and Articles of Association in the form attached as Appendix II to this Plan of Merger at the Effective Time.

DIRECTORS BENEFITS

12.            There are no amounts or benefits payable to the directors of the Constituent Companies on the Merger becoming effective.

DIRECTORS AND OFFICERS OF THE SURVIVING COMPANY

13.            The names and addresses of the directors of the Surviving Company are as follows:

NAME	ADDRESS
Wei-Wu He, Ph.D., as the chairman of the board of directors	[*****]
Y. Alexander Wu, Ph.D., as an independent director and a member to the audit committee and the chairperson to the compensation committee	[*****]
Zhenbo Su, as an independent director and a member to the compensation committee and the chairperson to the nominating and corporate governance committee	[*****]
Thomas Folinsbee, as an independent director and a member to the nominating and corporate governance committee and the chairperson to the audit committee	[*****]
Xuebo Zeng, as an independent director and a member to the nominating and corporate governance committee, the compensation committee and the audit committee	[*****]

14.            The names and addresses of the officers of the Surviving Company are as follows:

NAME	ADDRESS
Wei-Wu He, Ph.D., as the chief executive officer	[*****]
Wei (Larry) Zhang, as the president	[*****]
Alexander A. Zukiwski, MD, as the chief medical officer	[*****]
Fuqiang Zhang, as the chief commercial officer	[*****]
Chunhua Wang, as the chief operating officer	[*****]
Kun Qian, as the global controller	[*****]
Wei Gao, as the general counsel	[*****]

SECURED CREDITORS

15.            (a)            The Merging Company has no secured creditors and has not granted any other fixed or floating security interests that are outstanding as at the date of this Plan of Merger.

(b)            The Company has no secured creditors and has granted no fixed or floating security interests that are outstanding as at the date of this Plan of Merger.

RIGHT OF TERMINATION

16.            This Plan of Merger may be terminated or amended pursuant to the terms and conditions of the Agreement at any time prior to the Effective Time.

AMENDMENTS

17.            At any time prior to the Effective Time, this Plan of Merger may be amended by the director of the Company and the board of directors of the Merging Company in accordance with Section 235(1) of the Companies Act, including to effect any other changes to this Plan of Merger which the directors of both the Surviving Company and Merging Company deem advisable, provided, that such changes do not materially adversely affect any rights of the shareholders of the Surviving Company or Merging Company, as determined by the directors of both the Surviving Company and Merging Company, respectively.

APPROVAL AND AUTHORIZATION

18.            This Plan of Merger has been approved by the director of the Company pursuant to section 233(3) of the Companies Act.

19.            This Plan of Merger has been authorized by the shareholder of the Company pursuant to section 233(6) of the Companies Act.

20.            All necessary approvals have been obtained from the directors and stockholders of the Merging Company pursuant to the Delaware General Corporate Law.

COUNTERPARTS

21.            This Plan of Merger may be executed by facsimile and in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

GOVERNING LAW

22.            This Plan of Merger shall be governed by and construed in accordance with the laws of the Cayman Islands.

In witness whereof, the parties hereto have caused this Plan of Merger to be executed on the day and year first above written.

For and on behalf of CASI Pharmaceuticals, Inc.:

[Name]
Director

For and on behalf of CASI Pharmaceuticals Holdings, Inc.:

[Name]
Director

APPENDIX I

(the Agreement)

APPENDIX II

(Amended and Restated Memorandum and Articles of Association of the Surviving Company)

THE COMPANIES ACT (AS REVISED)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED MEMORANDUM OF ASSOCIATION

OF

CASI Pharmaceuticals, Inc.

(adopted by a Special Resolution dated [●] and effective on [●])

1.	The name of the Company is CASI Pharmaceuticals, Inc.

2.	The Registered Office of the Company will be situated at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, or at such other location within the Cayman Islands as the Directors may from time to time determine.

3.	The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the Companies Act or any other law of the Cayman Islands.

4.	The Company shall have and be capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit as provided by the Companies Act.

5.	The Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of the business of the Company carried on outside the Cayman Islands; provided that nothing in this section shall be construed as to prevent the Company from effecting and concluding contracts in the Cayman Islands, and exercising in the Cayman Islands all of its powers necessary for the carrying on of its business outside the Cayman Islands.

6.	The liability of each Shareholder is limited to the amount, if any, unpaid on the Shares held by such Shareholder.

7.	The authorized share capital of the Company is US$50,000 divided into 500,000,000 shares of a par value of US$0.0001 each. Subject to the Companies Act and the Articles, the Company shall have power to redeem or purchase any of its Shares and to increase or reduce its authorized share capital and to sub-divide or consolidate the said Shares or any of them and to issue all or any part of its capital whether original, redeemed, increased or reduced with or without any preference, priority, special privilege or other rights or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that unless the conditions of issue shall otherwise expressly provide every issue of shares whether stated to be ordinary, preference or otherwise shall be subject to the powers on the part of the Company hereinbefore provided.

8.	The Company has the power contained in the Companies Act to deregister in the Cayman Islands and be registered by way of continuation in some other jurisdictions.

9.	Capitalized terms that are not defined in this Memorandum of Association bear the same meanings as those given in the Articles.

THE COMPANIES ACT (AS REVISED)

OF THE CAYMAN ISLANDS

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED ARTICLES OF ASSOCIATION

OF

CASI Pharmaceuticals, Inc.

(adopted by a Special Resolution dated [●] and effective on [●])

TABLE A

The regulations contained or incorporated in Table ‘A’ in the First Schedule of the Companies Act shall not apply to the Company and the following Articles shall comprise the Articles of Association of the Company.

INTERPRETATION

1.	In these Articles the following defined terms will have the meanings ascribed to them, if not inconsistent with the subject or context:

“Affiliate”	means in respect of a Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person, and (i) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brothers-in-law and sisters-in-law, a trust for the benefit of any of the foregoing, and a corporation, partnership or any other entity wholly or jointly owned by any of the foregoing, and (ii) in the case of an entity, shall include a partnership, a corporation or any other entity or any natural person which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity. The term “control” shall mean the ownership, directly or indirectly, of shares possessing more than fifty percent (50%) of the voting power of the corporation, partnership or other entity (other than, in the case of a corporation, securities having such power only by reason of the happening of a contingency), or having the power to control the management or elect a majority of members to the board of directors or equivalent decision-making body of such corporation, partnership or other entity;

“Articles”	means these articles of association of the Company, as amended or substituted from time to time;

“Board” or “Board of Directors”	means the board of directors of the Company;

“Chairperson”	means the chairperson of the Board;

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“Commission”	means the Securities and Exchange Commission of the United States or any other federal agency for the time being administering the Securities Act;

“Communication Facilities”	means video, video-conferencing, internet or online conferencing applications, telephone or tele-conferencing and/or any other video-communications, internet or online conferencing application or telecommunications facilities by means of which all Persons participating in a meeting are capable of hearing and being heard by each other;

“Companies Act”	means the Companies Act (As Revised) of the Cayman Islands and any statutory amendment or re-enactment thereof;

“Company”	means CASI Pharmaceuticals, Inc., a Cayman Islands exempted company;

“Company’s Website”	means the main corporate/investor relations website of the Company, the address or domain name of which has been disclosed in any registration statement filed by the Company in connection or which has otherwise been notified to the Shareholders;

“Designated Stock Exchange”	means NASDAQ or any other internationally recognized stock exchange on which any securities of the Company are listed for the time being;

“Designated Stock Exchange Rules”	means the relevant code, rules and regulations, as amended, from time to time, applicable as a result of the listing of any securities of the Company on the Designated Stock Exchange;

“Directors”	means the directors of the Company for the time being, or as the case may be, the directors assembled as a Board or as a committee thereof;

“electronic”	has the meaning given to it in the Electronic Transactions Act;

“electronic communication”	means electronic posting to the Company’s Website, electronic transmission to any number, address or internet website or other electronic delivery methods as otherwise decided and approved by not less than two-thirds of the vote of the Board;

“electronic record”	has the meaning given to it in the Electronic Transactions Act;

“Electronic Transactions Act”	means the Electronic Transactions Act (As Revised) of the Cayman Islands and any statutory amendment or re-enactment thereof;

“Memorandum of Association”	means the memorandum of association of the Company, as amended or substituted from time to time;

“Ordinary Resolution”

means a resolution:

(a)       passed by a simple majority of the votes cast by such Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy or, in the case of corporations, by their duly authorized representatives, at a general meeting of the Company held in accordance with these Articles; or

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(b) approved in writing by all of the Shareholders entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of such Shareholders and the effective date of the resolution so adopted shall be the date on which the instrument, or the last of such instruments, if more than one, is executed;

“paid up”	means paid up as to the par value in respect of the issue of any Shares and includes credited as paid up;

“Person”	means any natural person, firm, company, joint venture, partnership, corporation, association or other entity (whether or not having a separate legal personality) or any of them as the context so requires;

“Present”	means in respect of any Person, such Person’s presence at a general meeting of Shareholders (or any meeting of the holders of any class of Shares), which may be satisfied by means of such Person or, if a corporation or other non-natural Person, its duly authorized representative (or, in the case of any Shareholder, a proxy which has been validly appointed by such Shareholder in accordance with these Articles), being: (a) physically present at the meeting; or (b) in the case of any meeting at which Communication Facilities are permitted in accordance with these Articles, including any Virtual Meeting, connected by means of the use of such Communication Facilities;

“Register”	means the Register of Members of the Company maintained in accordance with the Companies Act;

“Registered Office”	means the registered office of the Company as required by the Companies Act;

“Seal”	means the common seal of the Company (if adopted) including any facsimile thereof;

“Secretary”	means any Person appointed by the Directors to perform any of the duties of the secretary of the Company;

“Securities Act”	means the Securities Act of 1933 of the United States, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time;

“Share”	means a share of a par value of US$0.0001 each in the capital of the Company, and having the rights, preferences, privileges and restrictions provided for in the Memorandum of Association and these Articles. All references to “Shares” herein shall be deemed to be Shares of any or all classes as the context may require. For the avoidance of doubt in these Articles the expression “Share” shall include a fraction of a Share;

“Shareholder”	means a Person who is registered as a holder of one or more Shares in the Register;

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“Share Premium Account”	means the share premium account established in accordance with these Articles and the Companies Act;

“signed”	means bearing a signature or representation of a signature affixed by mechanical means or an electronic symbol or process attached to or logically associated with an electronic communication and executed or adopted by a Person with the intent to sign the electronic communication;

“Special Resolution”

means a special resolution of the Company passed in accordance with the Companies Act, being a resolution:

(a)       passed by not less than two-thirds of the votes cast by such Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy or, in the case of corporations, by their duly authorized representatives, at a general meeting of the Company of which notice specifying the intention to propose the resolution as a special resolution has been duly given; or

(b)       approved in writing by all of the Shareholders entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of such Shareholders and the effective date of the special resolution so adopted shall be the date on which the instrument or the last of such instruments, if more than one, is executed;

“Treasury Share”	means a Share held in the name of the Company as a treasury share in accordance with the Companies Act;

“United States”	means the United States of America, its territories, its possessions and all areas subject to its jurisdiction; and

“Virtual Meeting”	means any general meeting of the Shareholders (or any meeting of the holders of any class of Shares) at which the Shareholders (and any other permitted participants of such meeting, including without limitation the chairperson of the meeting and any Directors) are permitted to attend and participate solely by means of Communication Facilities.

2.	In these Articles, save where the context requires otherwise:

(a)	words importing the singular number shall include the plural number and vice versa;

(b)	words importing the masculine gender only shall include the feminine gender and any Person as the context may require;

(c)	the word “may” shall be construed as permissive and the word “shall” shall be construed as imperative;

(d)	reference to a dollar or dollars (or US$) and to a cent or cents is reference to dollars and cents of the United States;

(e)	reference to a statutory enactment shall include reference to any amendment or re-enactment thereof for the time being in force;

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(f)	reference to any determination by the Directors shall be construed as a determination by the Directors in their sole and absolute discretion and shall be applicable either generally or in any particular case;

(g)	reference to “in writing” shall be construed as written or represented by any means reproducible in writing, including any form of print, lithograph, email, facsimile, photograph or telex or represented by any other substitute or format for storage or transmission for writing including in the form of an electronic record or partly one and partly another;

(h)	any requirements as to delivery under the Articles include delivery in the form of an electronic record or an electronic communication;

(i)	any requirements as to execution or signature under the Articles, including the execution of the Articles themselves, can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Act; and

(j)	Sections 8 and 19(3) of the Electronic Transactions Act shall not apply.

3.	Subject to the last two preceding Articles, any words defined in the Companies Act shall, if not inconsistent with the subject or context, bear the same meaning in these Articles.

PRELIMINARY

4.	The business of the Company may be conducted as the Directors see fit.

5.	The Registered Office shall be at such address in the Cayman Islands as the Directors may from time to time determine. The Company may in addition establish and maintain such other offices and places of business and agencies in such places as the Directors may from time to time determine.

6.	The expenses incurred in the formation of the Company and in connection with the offer for subscription and issue of Shares shall be paid by the Company. Such expenses may be amortized over such period as the Directors may determine and the amount so paid shall be charged against income and/or capital in the accounts of the Company as the Directors shall determine.

7.	The Directors shall keep, or cause to be kept, the Register at such place as the Directors may from time to time determine and, in the absence of any such determination, the Register shall be kept at the Registered Office.

SHARES

8.	Subject to these Articles, all Shares for the time being unissued shall be under the control of the Directors who may, in their absolute discretion and without the approval of the Shareholders, cause the Company to:

(a)	issue, allot and dispose of Shares (including, without limitation, preferred shares) (whether in certificated form or non-certificated form) to such Persons, in such manner, on such terms and having such rights and being subject to such restrictions as they may from time to time determine;

(b)	grant rights over Shares or other securities to be issued in one or more classes or series as they deem necessary or appropriate and determine the designations, powers, preferences, privileges and other rights attaching to such Shares or securities, including dividend rights, voting rights, conversion rights, terms of redemption and liquidation preferences, any or all of which may be greater than the powers, preferences, privileges and rights associated with the then issued and outstanding Shares, at such times and on such other terms as they think proper; and

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(c)	grant options with respect to Shares and issue warrants, convertible securities or similar instruments conferring the right upon the holders thereof to subscribe for, purchase or receive any Shares or securities in the capital of the Company on such terms as it may from time to time determine.

9.	The Directors or the Shareholders by Ordinary Resolution may authorize the division of Shares into any number of classes and the different classes shall be authorized, established and designated (or re-designated as the case may be) and the variations in the relative rights (including, without limitation, voting, dividend and redemption rights), restrictions, preferences, privileges and payment obligations as between the different classes (if any) may be fixed and determined by the Directors or the Shareholders by Ordinary Resolution. The Directors may issue Shares with such preferred or other rights, all or any of which may be greater than the rights of Ordinary Shares, at such time and on such terms as they may think appropriate. Notwithstanding Article 12, the Directors may issue from time to time, out of the authorized share capital of the Company (other than the authorized but unissued Ordinary Shares), series of preferred shares in their absolute discretion and without approval of the Shareholders; provided, however, before any preferred shares of any such series are issued, the Directors shall by resolution of Directors determine, with respect to any series of preferred shares, the terms and rights of that series, including:

(a)	the designation of such series, the number of preferred shares to constitute such series and the subscription price thereof if different from the par value thereof;

(b)	whether the preferred shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

(c)	the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any shares of any other class or any other series of shares;

(d)	whether the preferred shares of such series shall be subject to redemption by the Company, and, if so, the times, prices and other conditions of such redemption;

(e)	whether the preferred shares of such series shall have any rights to receive any part of the assets available for distribution amongst the Shareholders upon the liquidation of the Company, and, if so, the terms of such liquidation preference, and the relation which such liquidation preference shall bear to the entitlements of the holders of shares of any other class or any other series of shares;

(f)	whether the preferred shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the preferred shares of such series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

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(g)	whether the preferred shares of such series shall be convertible into, or exchangeable for, shares of any other class or any other series of preferred shares or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

(h)	the limitations and restrictions, if any, to be effective while any preferred shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Company of, the existing shares or shares of any other class of shares or any other series of preferred shares;

(i)	the conditions or restrictions, if any, upon the creation of indebtedness of the Company or upon the issue of any additional shares, including additional shares of such series or of any other class of shares or any other series of preferred shares; and

(j)	any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof,

and, for such purposes, the Directors may reserve an appropriate number of Shares for the time being unissued. The Company shall not issue Shares to bearer.

10.	The Company may insofar as may be permitted by law, pay a commission to any Person in consideration of his subscribing or agreeing to subscribe whether absolutely or conditionally for any Shares. Such commissions may be satisfied by the payment of cash or the lodgement of fully or partly paid-up Shares or partly in one way and partly in the other. The Company may also pay such brokerage as may be lawful on any issue of Shares.

11.	The Directors may refuse to accept any application for Shares, and may accept any application in whole or in part, for any reason or for no reason.

MODIFICATION OF RIGHTS

12.	Whenever the capital of the Company is divided into different classes the rights attached to any such class may, subject to any rights or restrictions for the time being attached to any class, only be materially and adversely varied with the consent in writing of the holders of at least two-thirds (2/3) of the issued Shares of that class or with the sanction of a Special Resolution passed at a separate meeting of the holders of the Shares of that class. To every such separate meeting all the provisions of these Articles relating to general meetings of the Company or to the proceedings thereat shall, mutatis mutandis, apply, except that the necessary quorum shall be one or more Persons holding or representing by proxy at least one-third (1/3) of the issued Shares of the relevant class (provided that if at any adjourned meeting of such holders a quorum as above defined is not Present, those Shareholders who are Present shall form a quorum) and that, subject to any rights or restrictions for the time being attached to the Shares of that class, every Shareholder of that class shall on a poll have one (1) vote for each Share of that class held by him. For the purposes of this Article the Directors may treat all classes or any two or more classes as forming one class if they consider that all such classes would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes.

13.	The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, subject to any rights or restrictions for the time being attached to the Shares of that class, be deemed to be materially and adversely varied by, inter alia, the creation, allotment or issue of further Shares ranking pari passu with or subsequent to them or the redemption or purchase of any Shares of any class by the Company. The rights of the holders of Shares shall not be deemed to be materially and adversely varied by the creation or issue of Shares with preferred or other rights including, without limitation, the creation of Shares with enhanced or weighted voting rights.

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CERTIFICATES

14.	The Shares will be issued in fully registered, book-entry form. Certificates will not be issued unless the Directors determine otherwise. All share certificates (if any) shall specify the Share or Shares held by that Person, provided that in respect of a Share or Shares held jointly by several Persons the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a Share to one of several joint holders shall be sufficient delivery to all. All certificates for Shares shall be delivered personally or sent through the post addressed to the Shareholder entitled thereto at the Shareholder’s registered address as appearing in the Register.

15.	Every share certificate of the Company shall bear legends required under the applicable laws, including the Securities Act.

16.	Any two or more certificates representing Shares of any one class held by any Shareholder may at the Shareholder’s request be cancelled and a single new certificate for such Shares issued in lieu on payment (if the Directors shall so require) of one dollar (US$1.00) or such smaller sum as the Directors shall determine.

17.	If a share certificate shall be damaged or defaced or alleged to have been lost, stolen or destroyed, a new certificate representing the same Shares may be issued to the relevant Shareholder upon request, subject to delivery up of the old certificate or (if alleged to have been lost, stolen or destroyed) compliance with such conditions as to evidence and indemnity and the payment of out-of-pocket expenses of the Company in connection with the request as the Directors may think fit.

18.	In the event that Shares are held jointly by several Persons, any request may be made by any one of the joint holders and if so made shall be binding on all of the joint holders.

FRACTIONAL SHARES

19.	The Directors may issue fractions of a Share and, if so issued, a fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to nominal or par value, premium, contributions, calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights (including, without prejudice to the generality of the foregoing, voting and participation rights) and other attributes of a whole Share. If more than one fraction of a Share of the same class is issued to or acquired by the same Shareholder such fractions shall be accumulated.

LIEN

20.	The Company has a first and paramount lien on every Share (whether or not fully paid) for all amounts (whether presently payable or not) payable at a fixed time or called in respect of that Share. The Company also has a first and paramount lien on every Share registered in the name of a Person indebted or under liability to the Company (whether he is the sole registered holder of a Share or one of two or more joint holders) for all amounts owing by him or his estate to the Company (whether or not presently payable). The Directors may at any time declare a Share to be wholly or in part exempt from the provisions of this Article. The Company’s lien on a Share extends to any amount payable in respect of it, including but not limited to dividends.

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21.	The Company may sell, in such manner as the Directors in their absolute discretion think fit, any Share on which the Company has a lien, but no sale shall be made unless an amount in respect of which the lien exists is presently payable nor until the expiration of fourteen (14) calendar days after a notice in writing, demanding payment of such part of the amount in respect of which the lien exists as is presently payable, has been given to the registered holder for the time being of the Share, or the Persons entitled thereto by reason of his death or bankruptcy.

22.	For giving effect to any such sale the Directors may authorize a Person to transfer the Shares sold to the purchaser thereof. The purchaser or the purchaser’s nominee shall be registered as the holder of the Shares comprised in any such transfer and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

23.	The proceeds of the sale after deduction of expenses, fees and commissions incurred by the Company shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is presently payable, and the residue shall (subject to a like lien for sums not presently payable as existed upon the Shares prior to the sale) be paid to the Person entitled to the Shares immediately prior to the sale.

CALLS ON SHARES

24.	Subject to the terms of the allotment, the Directors may from time to time make calls upon the Shareholders in respect of any moneys unpaid on their Shares, and each Shareholder shall (subject to receiving at least fourteen (14) calendar days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on such Shares. A call shall be deemed to have been made at the time when the resolution of the Directors authorizing such call was passed.

25.	The joint holders of a Share shall be jointly and severally liable to pay calls in respect thereof.

26.	If a sum called in respect of a Share is not paid before or on the day appointed for payment thereof, the Person from whom the sum is due shall pay interest upon the sum at the rate of eight percent (8%) per annum from the day appointed for the payment thereof to the time of the actual payment, but the Directors shall be at liberty to waive payment of that interest wholly or in part.

27.	The provisions of these Articles as to the liability of joint holders and as to payment of interest shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the amount of the Share, or by way of premium, as if the same had become payable by virtue of a call duly made and notified.

28.	The Directors may make arrangements with respect to the issue of partly paid Shares for a difference between the Shareholders, or the particular Shares, in the amount of calls to be paid and in the times of payment.

29.	The Directors may, if they think fit, receive from any Shareholder willing to advance all or any part of the moneys uncalled and unpaid upon any partly paid Shares held by him, and upon all or any of the moneys so advanced may (until the same would, but for such advance, become presently payable) pay interest at such rate (not exceeding without the sanction of an Ordinary Resolution, eight percent (8%) per annum) as may be agreed upon between the Shareholder paying the sum in advance and the Directors. No such sum paid in advance of calls shall entitle the Shareholder paying such sum to any portion of a dividend declared in respect of any period prior to the date upon which such sum would, but for such payment, become presently payable.

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FORFEITURE OF SHARES

30.	If a Shareholder fails to pay any call or instalment of a call in respect of partly paid Shares on the day appointed for payment, the Directors may, at any time thereafter during such time as any part of such call or instalment remains unpaid, serve a notice on him requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued.

31.	The notice shall name a further day (not earlier than the expiration of fourteen calendar days from the date of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed, the Shares in respect of which the call was made will be liable to be forfeited.

32.	If the requirements of any such notice as aforesaid are not complied with, any Share in respect of which the notice has been given may at any time thereafter, before the payment required by notice has been made, be forfeited by a resolution of the Directors to that effect.

33.	A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit, and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit.

34.	A Person whose Shares have been forfeited shall cease to be a Shareholder in respect of the forfeited Shares, but shall, notwithstanding, remain liable to pay to the Company all moneys which at the date of forfeiture were payable by him to the Company in respect of the Shares forfeited, but his liability shall cease if and when the Company receives payment in full of the amount unpaid on the Shares forfeited.

35.	A certificate in writing under the hand of a Director that a Share has been duly forfeited on a date stated in the certificate shall be conclusive evidence of the facts in the declaration as against all Persons claiming to be entitled to the Share.

36.	The Company may receive the consideration, if any, given for a Share on any sale or disposition thereof pursuant to the provisions of these Articles as to forfeiture and may execute a transfer of the Share in favor of the Person to whom the Share is sold or disposed of and that Person shall be registered as the holder of the Share and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the disposition or sale.

37.	The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which by the terms of issue of a Share becomes due and payable, whether on account of the amount of the Share, or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

TRANSFER OF SHARES

38.	Subject to these Articles and the rules or regulations of the Designated Stock Exchange or any relevant securities laws, any Shareholder may transfer all or any Shares by an instrument of transfer of any Share in writing and in any usual or common form or in a form prescribed by the Designated Stock Exchange or in such other form as the Directors may, in their absolute discretion, approve. The instrument of transfer shall be executed by or on behalf of the transferor and if in respect of a nil or partly paid up Share, or if so required by the Directors, shall also be executed on behalf of the transferee and shall be accompanied by the certificate (if any) of the Shares to which it relates and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer. The transferor shall be deemed to remain a Shareholder until the name of the transferee is entered in the Register in respect of the relevant Shares.

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39.	(a) Subject to the rules of any Designated Stock Exchange on which the Shares in question may be listed and to any rights and restrictions for the time being attached to any Share, the Directors may in their absolute discretion decline to register any transfer of Shares which is not fully paid up or on which the Company has a lien. The Directors may also decline to register any transfer of a Share if such transfer would breach or cause a breach of: (i) the rules of any Designated Stock Exchange on which the Shares may be listed; or (ii) applicable law or regulation.

(b)	The Directors may also decline to register any transfer of any Share unless:

(i)	the instrument of transfer is lodged with the Company, accompanied by the certificate for the Shares to which it relates and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

(ii)	the instrument of transfer is in respect of only one class of Shares;

(iii)	the instrument of transfer is properly stamped, if required;

(iv)	in the case of a transfer to joint holders, the number of joint holders to whom the Share is to be transferred does not exceed four; and

(v)	a fee of such maximum sum as the Designated Stock Exchange may determine to be payable, or such lesser sum as the Board of Directors may from time to time require, is paid to the Company in respect thereof.

40.	The registration of transfers may, on fourteen (14) calendar days’ notice being given by advertisement in such one or more newspapers, by electronic means or by any other means in accordance with the Designated Stock Exchange Rules, be suspended and the Register closed at such times and for such periods as the Directors may, in their absolute discretion, from time to time determine, provided always that such registration of transfer shall not be suspended nor the Register closed for more than thirty (30) calendar days in any calendar year.

41.	All instruments of transfer that are registered shall be retained by the Company. If the Directors refuse to register a transfer of any Shares, they shall within two (2) calendar months after the date on which the instrument of transfer was lodged with the Company send notice of the refusal to each of the transferor and the transferee, including the relevant reason for such refusal.

TRANSMISSION OF SHARES

42.	The legal personal representative of a deceased sole holder of a Share shall be the only Person recognized by the Company as having any title to the Share. In the case of a Share registered in the name of two or more holders, the survivors or survivor, or the legal personal representatives of the deceased survivor, shall be the only Person recognized by the Company as having any title to the Share.

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43.	Any Person becoming entitled to a Share in consequence of the death or bankruptcy of a Shareholder shall, upon such evidence being produced as may from time to time be required by the Directors, have the right either to be registered as a Shareholder in respect of the Share or, instead of being registered himself, to make such transfer of the Share as the deceased or bankrupt Person could have made; but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the deceased or bankrupt Person before the death or bankruptcy.

44.	A Person becoming entitled to a Share by reason of the death or bankruptcy of a Shareholder shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered Shareholder, except that he shall not, before being registered as a Shareholder in respect of the Share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company, provided however, that the Directors may at any time give notice requiring any such Person to elect either to be registered himself or to transfer the Share, and if the notice is not complied with within ninety (90) calendar days, the Directors may thereafter withhold payment of all dividends, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

REGISTRATION OF EMPOWERING INSTRUMENTS

45.	The Company shall be entitled to charge a fee not exceeding one U.S. dollar (US$1.00) on the registration of every probate, letters of administration, certificate of death or marriage, power of attorney, notice in lieu of distringas, or other instrument.

ALTERATION OF SHARE CAPITAL

46.	The Company may from time to time by Ordinary Resolution increase the share capital by such sum, to be divided into Shares of such classes and amount, as the resolution shall prescribe.

47.	The Company may by Ordinary Resolution:

(a)	increase its share capital by new Shares of such amount as it thinks expedient;

(b)	consolidate and divide all or any of its share capital into Shares of a larger amount than its existing Shares;

(c)	subdivide its Shares, or any of them, into Shares of an amount smaller than that fixed by the Memorandum of Association, provided that in the subdivision the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

(d)	cancel any Shares that, at the date of the passing of the resolution, have not been taken or agreed to be taken by any Person and diminish the amount of its share capital by the amount of the Shares so cancelled.

48.	The Company may by Special Resolution reduce its share capital and any capital redemption reserve in any manner authorized by the Companies Act.

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REDEMPTION, PURCHASE AND SURRENDER OF SHARES

49.	Subject to the provisions of the Companies Act and these Articles, the Company may:

(a)	issue Shares that are to be redeemed or are liable to be redeemed at the option of the Shareholder or the Company. The redemption of Shares shall be effected in such manner and upon such terms as may be determined, before the issue of such Shares, by either the Board or by the Shareholders by Ordinary Resolution;

(b)	purchase its own Shares (including any redeemable Shares) on such terms and in such manner and terms as have been approved by the Board or by the Shareholders by Ordinary Resolution, or are otherwise authorized by these Articles; and

(c)	make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Companies Act, including out of its capital, profits or the proceeds of a fresh issue of Shares.

50.	The redemption or purchase of any Share shall not oblige the Company to redeem or purchase any other Share other than as may be required pursuant to applicable law and any other contractual obligations of the Company.

51.	The holder of the Shares being purchased shall be bound to deliver up to the Company the certificate(s) (if any) thereof for cancellation and thereupon the Company shall pay to him the purchase or redemption monies or consideration in respect thereof.

52.	Unless the Directors determine otherwise, any Share in respect of which notice of redemption has been given shall not be entitled to participate in the profits of the Company in respect of the period after the date specified as the date of redemption in the notice of redemption.

53.	The Directors may accept the surrender for no consideration of any fully paid Share.

TREASURY SHARES

54.	The Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.

55.	The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).

56.	No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to Shareholders on a winding up) may be declared or paid in respect of a Treasury Share.

57.	Treasury Shares and other Shares that are owned by the Company (but not by any of its subsidiaries) shall not be voted, directly or indirectly, at any general meeting and shall not be counted in determining the total number of issued and outstanding Shares at any given time.

GENERAL MEETINGS

58.	All general meetings other than annual general meetings shall be called extraordinary general meetings.

59.	(a)	The Company may (but shall not be obliged to) in each calendar year hold a general meeting as its annual general meeting and shall specify the meeting as such in the notices calling it. The annual general meeting shall be held at such time and place as may be determined by the Directors.

(b)	At these meetings the report of the Directors (if any) shall be presented.

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60.	(a)	The Chairperson or the Directors (acting by a resolution of the Board) may call general meetings, and they shall on a Shareholders’ requisition forthwith proceed to convene an extraordinary general meeting of the Company.

(b)	A Shareholders’ requisition is a requisition of Shareholders holding at the date of deposit of the requisition Shares which carry in aggregate not less than one-third (1/3) of all votes attaching to all issued and outstanding Shares of the Company that as at the date of the deposit carry the right to vote at general meetings of the Company.

(c)	The requisition must state the objects of the meeting and must be signed by the requisitionists and deposited at the Registered Office, and may consist of several documents in like form each signed by one or more requisitionists.

(d)	If there are no Directors as at the date of the deposit of the Shareholders’ requisition, or if the Directors do not within twenty-one (21) calendar days from the date of the deposit of the requisition duly proceed to convene a general meeting to be held within a further twenty-one (21) calendar days, the requisitionists, or any of them representing more than one-third (1/3) of the total voting rights of all of them, may themselves convene a general meeting, but any meeting so convened shall not be held after the expiration of three (3) calendar months after the expiration of the said twenty-one (21) calendar days.

(e)	A general meeting convened as aforesaid by requisitionists shall be convened in the same manner as nearly as possible as that in which general meetings are to be convened by Directors.

NOTICE OF GENERAL MEETINGS

61.	At least seven (7) calendar days’ notice shall be given for any general meeting. Every notice shall be exclusive of the day on which it is given or deemed to be given and of the day for which it is given and shall specify the place, the day and the hour of the meeting and the general nature of the business and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of these Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)	in the case of an annual general meeting, by all the Shareholders (or their proxies) entitled to attend and vote thereat; and

(b)	in the case of an extraordinary general meeting, by at least seventy-five percent (75%) of the Shareholders having a right to attend and vote at the meeting.

62.	The accidental omission to give notice of a meeting to or the non-receipt of a notice of a meeting by any Shareholder shall not invalidate the proceedings at any meeting.

PROCEEDINGS AT GENERAL MEETINGS

63.	No business except for the appointment of a chairperson for the meeting shall be transacted at any general meeting unless a quorum of Shareholders is Present at the time when the meeting proceeds to business. One or more Shareholders holding Shares which carry in aggregate (or representing by proxy) not less than one-third (1/3) of the paid up voting share capital of the Company Present shall be a quorum for all purposes.

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64.	If within half an hour from the time appointed for the meeting a quorum is not Present, the meeting shall be dissolved.

65.	If the Directors wish to make this facility available for a specific general meeting or all general meetings of the Company, attendance and participation in any general meeting of the Company may be by means of Communication Facilities. Without limiting the generality of the foregoing, the Directors may determine that any general meeting may be held as a Virtual Meeting. The notice of any general meeting at which Communication Facilities will be utilized (including any Virtual Meeting) must disclose the Communication Facilities that will be used, including the procedures to be followed by any Shareholder or other participant of the meeting who wishes to utilize such Communication Facilities for the purposes of attending and participating in such meeting, including attending and casting any vote thereat.

66.	The Chairperson, if any, shall preside as chairperson at every general meeting of the Company. If there is no such Chairperson, or if at any general meeting he is not Present within fifteen (15) minutes after the time appointed for holding the meeting or is unwilling to act as chairperson of the meeting, any Director or Person nominated by the Directors shall preside as chairperson of that meeting, failing which the Shareholders Present shall choose any Person Present to be chairperson of that meeting.

67.	The chairperson of any general meeting (including any Virtual Meeting) shall be entitled to attend and participate at any such general meeting by means of Communication Facilities, and to act as the chairperson of such general meeting, in which event the following provisions shall apply:

67.1	The chairperson of the meeting shall be deemed to be Present at the meeting; and

67.2	If the Communication Facilities are interrupted or fail for any reason to enable the chairperson of the meeting to hear and be heard by all other Persons participating in the meeting, then the other Directors Present at the meeting shall choose another Director Present to act as chairperson of the meeting for the remainder of the meeting; provided that if no other Director is Present at the meeting, or if all the Directors Present decline to take the chair, then the meeting shall be automatically adjourned to the same day in the next week and at such time and place as shall be decided by the Board of Directors.

68.	The chairperson of the meeting may with the consent of any general meeting at which a quorum is Present (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting, or adjourned meeting, is adjourned for fourteen (14) calendar days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

69.	The Directors may cancel or postpone any duly convened general meeting at any time prior to such meeting, except for general meetings requisitioned by the Shareholders in accordance with these Articles, for any reason or for no reason, upon notice in writing to Shareholders. A postponement may be for a stated period of any length or indefinitely as the Directors may determine.

70.	At any general meeting a resolution put to the vote of the meeting shall be decided by way of a poll and not on a show of hands.

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71.	A poll shall be taken in such manner as the chairperson of the meeting directs, and the result of the poll shall be deemed to be the resolution of the meeting.

72.	All questions submitted to a meeting shall be decided by an Ordinary Resolution except where a greater majority is required by these Articles or by the Companies Act. In the case of an equality of votes, the chairperson of the meeting shall be entitled to a second or casting vote.

VOTES OF SHAREHOLDERS

73.	Subject to any rights and restrictions for the time being attached to any Share, every Shareholder Present at the meeting shall have one (1) vote for each Ordinary Share of which he is the holder.

74.	In the case of joint holders the vote of the senior who tenders a vote whether in person or by proxy (or, if a corporation or other non-natural person, by its duly authorized representative or proxy) shall be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority shall be determined by the order in which the names stand in the Register.

75.	Shares carrying the right to vote that are held by a Shareholder of unsound mind, or in respect of whom an order has been made by any court having jurisdiction in lunacy, may be voted by his committee or other Person in the nature of a committee appointed by that court, and any such committee or other Person may vote in respect of such Shares by proxy.

76.	No Shareholder shall be entitled to vote at any general meeting of the Company unless all calls, if any, or other sums presently payable by him in respect of Shares carrying the right to vote held by him have been paid.

77.	On a poll votes may be given either personally or by proxy.

78.	The instrument appointing a proxy shall be in writing under the hand of the appointor or of his attorney duly authorized in writing or, if the appointor is a corporation, either under Seal or under the hand of an officer or attorney duly authorized. A proxy need not be a Shareholder.

79.	An instrument appointing a proxy may be in any usual or common form or such other form as the Directors may approve.

80.	The instrument appointing a proxy shall be deposited at the Registered Office or at such other place as is specified for that purpose in the notice convening the meeting, or in any instrument of proxy sent out by the Company:

(a)	not less than forty-eight (48) hours before the time for holding the meeting or adjourned meeting at which the person named in the instrument proposes to vote; or

(b)	in the case of a poll taken more than forty-eight (48) hours after it is demanded, be deposited as aforesaid after the poll has been demanded and not less than twenty-four (24) hours before the time appointed for the taking of the poll; or

(c)	where the poll is not taken forthwith but is taken not more than forty-eight (48) hours after it was demanded be delivered at the meeting at which the poll was demanded to the chairperson of the meeting or to the secretary or to any Director;

provided that the Directors may in the notice convening the meeting, or in any instrument of proxy sent out by the Company, direct that the instrument appointing a proxy may be deposited at such other time (no later than the time for holding the meeting or adjourned meeting) at the Registered Office or at such other place as is specified for that purpose in the notice convening the meeting, or in any instrument of proxy sent out by the Company. The chairperson of the meeting may in any event at his discretion direct that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted shall be invalid.

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81.	The instrument appointing a proxy shall be deemed to confer authority to demand or join in demanding a poll.

82.	A resolution in writing signed by all the Shareholders for the time being entitled to receive notice of and to attend and vote at general meetings of the Company (or being corporations by their duly authorized representatives) shall be as valid and effective as if the same had been passed at a general meeting of the Company duly convened and held.

CORPORATIONS ACTING BY REPRESENTATIVES AT MEETINGS

83.	Any corporation which is a Shareholder or a Director may by resolution of its directors or other governing body authorize such Person as it thinks fit to act as its representative at any meeting of the Company or of any meeting of holders of a class or of the Directors or of a committee of Directors, and the Person so authorized shall be entitled to exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual Shareholder or Director.

DEPOSITARY AND CLEARING HOUSES

84.	If a recognized clearing house (or its nominee(s)) or depositary (or its nominee(s)) is a Shareholder of the Company it may, by resolution of its directors or other governing body or by power of attorney, authorize such Person(s) as it thinks fit to act as its representative(s) at any general meeting of the Company or of any class of Shareholders provided that, if more than one Person is so authorized, the authorization shall specify the number and class of Shares in respect of which each such Person is so authorized. A Person so authorized pursuant to this Article shall be entitled to exercise the same powers on behalf of the recognized clearing house (or its nominee(s)) or depositary (or its nominee(s)) which he represents as that recognized clearing house (or its nominee(s)) or depositary (or its nominee(s)) could exercise if it were an individual Shareholder holding the number and class of Shares specified in such authorization.

DIRECTORS

85.	(a)	Unless otherwise determined by the Company in general meeting, the number of Directors shall not be less than three Directors, the exact number of Directors to be determined from time to time by the Board of Directors.

(b)	The Board of Directors shall elect and appoint a Chairperson by a majority of the Directors then in office, and the period for which the Chairperson will hold office will also be determined by a majority of all of the Directors then in office. The Chairperson shall preside as chairperson at every meeting of the Board of Directors. To the extent the Chairperson is not present at a meeting of the Board of Directors within fifteen minutes after the time appointed for holding the same, the attending Directors may choose one of their number to be the chairperson of the meeting.

(c)	The Company may by Ordinary Resolution appoint any person to be a Director.

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(d)	The Board may, by the affirmative vote of a simple majority of the remaining Directors present and voting at a Board meeting, appoint any person as a Director, to fill a casual vacancy on the Board, or as an addition to the existing Board.

(e)	An appointment of a Director may be on terms that the Director shall automatically retire from office (unless he has sooner vacated office) at the next or a subsequent annual general meeting or upon any specified event or after any specified period in a written agreement between the Company and the Director, if any; but no such term shall be implied in the absence of express provision. Each Director whose term of office expires shall be eligible for re-election at a meeting of the Shareholders or re-appointment by the Board.

86.	A Director may be removed from office by Ordinary Resolution, notwithstanding anything in these Articles or in any agreement between the Company and such Director (but without prejudice to any claim for damages under such agreement). A vacancy on the Board created by the removal of a Director under the previous sentence may be filled by Ordinary Resolution or by the affirmative vote of a simple majority of the remaining Directors present and voting at a Board meeting.

87.	The Board may, from time to time, and except as required by applicable law or Designated Stock Exchange Rules, adopt, institute, amend, modify or revoke the corporate governance policies or initiatives of the Company and determine on various corporate governance related matters of the Company as the Board shall determine by resolution of Directors from time to time.

88.	A Director shall not be required to hold any Shares in the Company by way of qualification. A Director who is not a Shareholder of the Company shall nevertheless be entitled to attend and speak at general meetings.

89.	The remuneration of the Directors may be determined by the Directors or by Ordinary Resolution.

90.	The Directors shall be entitled to be paid for their travelling, hotel and other expenses properly incurred by them in going to, attending and returning from meetings of the Directors, or any committee of the Directors, or general meetings of the Company, or otherwise in connection with the business of the Company, or to receive such fixed allowance in respect thereof as may be determined by the Directors from time to time, or a combination partly of one such method and partly the other.

ALTERNATE DIRECTOR OR PROXY

91.	Any Director may in writing appoint another Person to be his alternate and, save to the extent provided otherwise in the form of appointment, such alternate shall have authority to sign written resolutions on behalf of the appointing Director, but shall not be required to sign such written resolutions where they have been signed by the appointing director, and to act in such Director’s place at any meeting of the Directors at which the appointing Director is unable to be present. Every such alternate shall be entitled to attend and vote at meetings of the Directors as a Director when the Director appointing him is not personally present and where he is a Director to have a separate vote on behalf of the Director he is representing in addition to his own vote. A Director may at any time in writing revoke the appointment of an alternate appointed by him. Such alternate shall be deemed for all purposes to be a Director and shall not be deemed to be the agent of the Director appointing him. The remuneration of such alternate shall be payable out of the remuneration of the Director appointing him and the proportion thereof shall be agreed between them.

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92.	Any Director may appoint any Person, whether or not a Director, to be the proxy of that Director to attend and vote on his behalf, in accordance with instructions given by that Director, or in the absence of such instructions at the discretion of the proxy, at a meeting or meetings of the Directors which that Director is unable to attend personally. The instrument appointing the proxy shall be in writing under the hand of the appointing Director and shall be in any usual or common form or such other form as the Directors may approve, and must be lodged with the chairperson of the meeting of the Directors at which such proxy is to be used, or first used, prior to the commencement of the meeting.

POWERS AND DUTIES OF DIRECTORS

93.	Subject to the Companies Act, these Articles and any resolutions passed in a general meeting, the business of the Company shall be managed by the Directors, who may pay all expenses incurred in setting up and registering the Company and may exercise all powers of the Company. No resolution passed by the Company in general meeting shall invalidate any prior act of the Directors that would have been valid if that resolution had not been passed.

94.	Subject to these Articles, the Directors may from time to time appoint any natural person or corporation, whether or not a Director to hold such office in the Company as the Directors may think necessary for the administration of the Company, including but not limited to, chief executive officer and chief financial officer, and for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Directors may think fit. Any natural person or corporation so appointed by the Directors may be removed by the Directors. The Directors may also appoint one or more of their number to the office of managing director upon like terms, but any such appointment shall ipso facto terminate if any managing director ceases for any cause to be a Director, or if the Company by Ordinary Resolution resolves that his tenure of office be terminated.

95.	The Directors may appoint any natural person or corporation to be a Secretary (and if need be an assistant Secretary or assistant Secretaries) who shall hold office for such term, at such remuneration and upon such conditions and with such powers as they think fit. Any Secretary or assistant Secretary so appointed by the Directors may be removed by the Directors or by the Shareholders by Ordinary Resolution.

96.	The Directors may delegate any of their powers to committees consisting of such member or members of their body as they think fit; any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on it by the Directors.

97.	The Directors may from time to time and at any time by power of attorney (whether under Seal or under hand) or otherwise appoint any company, firm or Person or body of Persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys or authorized signatory (any such Person being an “Attorney” or “Authorized Signatory”, respectively) of the Company for such purposes and with such powers, authorities and discretion (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney or other appointment may contain such provisions for the protection and convenience of Persons dealing with any such Attorney or Authorized Signatory as the Directors may think fit, and may also authorize any such Attorney or Authorized Signatory to delegate all or any of the powers, authorities and discretion vested in him.

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98.	The Directors may from time to time provide for the management of the affairs of the Company in such manner as they shall think fit and the provisions contained in the three next following Articles shall not limit the general powers conferred by this Article.

99.	The Directors from time to time and at any time may establish any committees, local boards or agencies for managing any of the affairs of the Company and may appoint any natural person or corporation to be a member of such committees or local boards and may appoint any managers or agents of the Company and may fix the remuneration of any such natural person or corporation.

100.	The Directors from time to time and at any time may delegate to any such committee, local board, manager or agent any of the powers, authorities and discretions for the time being vested in the Directors and may authorize the members for the time being of any such local board, or any of them to fill any vacancies therein and to act notwithstanding vacancies and any such appointment or delegation may be made on such terms and subject to such conditions as the Directors may think fit and the Directors may at any time remove any natural person or corporation so appointed and may annul or vary any such delegation, but no Person dealing in good faith and without notice of any such annulment or variation shall be affected thereby.

101.	Any such delegates as aforesaid may be authorized by the Directors to sub-delegate all or any of the powers, authorities, and discretion for the time being vested in them.

BORROWING POWERS OF DIRECTORS

102.	The Directors may from time to time at their discretion exercise all the powers of the Company to raise or borrow money and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital or any part thereof, to issue debentures, debenture stock, bonds and other securities, whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party.

THE SEAL

103.	The Seal shall not be affixed to any instrument except by the authority of a resolution of the Directors provided always that such authority may be given prior to or after the affixing of the Seal and if given after may be in general form confirming a number of affixings of the Seal. The Seal shall be affixed in the presence of a Director or a Secretary (or an assistant Secretary) or in the presence of any one or more Persons as the Directors may appoint for the purpose and every Person as aforesaid shall sign every instrument to which the Seal is so affixed in their presence.

104.	The Company may maintain a facsimile of the Seal in such countries or places as the Directors may appoint and such facsimile Seal shall not be affixed to any instrument except by the authority of a resolution of the Directors provided always that such authority may be given prior to or after the affixing of such facsimile Seal and if given after may be in general form confirming a number of affixings of such facsimile Seal. The facsimile Seal shall be affixed in the presence of such Person or Persons as the Directors shall for this purpose appoint and such Person or Persons as aforesaid shall sign every instrument to which the facsimile Seal is so affixed in their presence and such affixing of the facsimile Seal and signing as aforesaid shall have the same meaning and effect as if the Seal had been affixed in the presence of and the instrument signed by a Director or a Secretary (or an assistant Secretary) or in the presence of any one or more Persons as the Directors may appoint for the purpose.

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105.	Notwithstanding the foregoing, a Secretary or any assistant Secretary shall have the authority to affix the Seal, or the facsimile Seal, to any instrument for the purposes of attesting authenticity of the matter contained therein but which does not create any obligation binding on the Company.

DISQUALIFICATION OF DIRECTORS

106.	The office of a Director shall be vacated, if the Director:

(a)	becomes prohibited by applicable law from being a Director;

(b)	becomes bankrupt or makes any arrangement or composition with his creditors;

(c)	dies or is found to be or becomes of unsound mind;

(d)	resigns his office by notice in writing to the Company;

(e)	without special leave of absence from the Board, is absent from meetings of the Board for three consecutive meetings and the Board (excluding the absent Director) resolves that his office be vacated; or

(f)	is removed from office pursuant to any other provision of these Articles.

PROCEEDINGS OF DIRECTORS

107.	The Directors may meet together (either within or outside the Cayman Islands) for the dispatch of business, adjourn, and otherwise regulate their meetings and proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. At any meeting of the Directors, each Director present in person or represented by his proxy or alternate shall be entitled to one (1) vote. In case of an equality of votes the chairperson of the meeting shall have a second or casting vote. A Director may, and a Secretary or assistant Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors.

108.	A Director may participate in any meeting of the Board of Directors, or of any committee appointed by the Directors of which such Director is a member, by means of Communication Facilities and such participation shall be deemed to constitute presence in person at the meeting.

109.	The quorum necessary for the transaction of the business of the Board may be fixed by the Directors, and unless so fixed, if there be two or more Directors the quorum shall be a majority of Directors then in office, and if there be one Director the quorum shall be one. A Director represented by proxy or by an alternate Director at any meeting shall be deemed to be present for the purposes of determining whether or not a quorum is present.

110.	A Director who is in any way, whether directly or indirectly, interested in a contract or transaction or proposed contract or transaction with the Company shall declare the nature of his interest at a meeting of the Directors. A general notice given to the Directors by any Director to the effect that he is a member of any specified company or firm and is to be regarded as interested in any contract or transaction which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made or transaction so consummated. Subject to the Designated Stock Exchange Rules and disqualification by the chairperson of the relevant Board meeting, a Director may vote in respect of any contract or transaction or proposed contract or transaction notwithstanding that he may be interested therein and if he does so his vote shall be counted and he may be counted in the quorum at any meeting of the Directors at which any such contract or transaction or proposed contract or transaction shall come before the meeting for consideration.

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111.	A Director may hold any other office or place of profit under the Company (other than the office of auditor) in conjunction with his office of Director for such period and on such terms (as to remuneration and otherwise) as the Directors may determine and no Director or intending Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realized by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established. A Director, notwithstanding his interest, may be counted in the quorum present at any meeting of the Directors whereat he or any other Director is appointed to hold any such office or place of profit under the Company or whereat the terms of any such appointment are arranged and he may vote on any such appointment or arrangement.

112.	Any Director may act by himself or through his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director; provided that nothing herein contained shall authorize a Director or his firm to act as auditor to the Company.

113.	The Directors shall cause minutes to be made for the purpose of recording:

(a)	all appointments of officers made by the Directors;

(b)	the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

(c)	all resolutions and proceedings at all meetings of the Company, and of the Directors and of committees of Directors.

114.	When the chairperson of a meeting of the Directors signs the minutes of such meeting the same shall be deemed to have been duly held notwithstanding that all the Directors have not actually come together or that there may have been a technical defect in the proceedings.

115.	A resolution in writing signed by all the Directors or all the members of a committee of Directors entitled to receive notice of a meeting of Directors or committee of Directors, as the case may be (an alternate Director, subject as provided otherwise in the terms of appointment of the alternate Director, being entitled to sign such a resolution on behalf of his appointer), shall be as valid and effectual as if it had been passed at a duly called and constituted meeting of Directors or committee of Directors, as the case may be. When signed a resolution may consist of several documents each signed by one or more of the Directors or his duly appointed alternate.

116.	The continuing Directors may act notwithstanding any vacancy in their body but if and for so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number, or of summoning a general meeting of the Company, but for no other purpose.

117.	Subject to any regulations imposed on it by the Directors, a committee appointed by the Directors may elect a chairperson of its meetings. If no such chairperson is elected, or if at any meeting such chairperson is not present within fifteen minutes after the time appointed for holding the meeting, the committee members present may choose one of their members to be chairperson of the meeting.

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118.	A committee appointed by the Directors may meet and adjourn as it thinks proper. Subject to any regulations imposed on it by the Directors, questions arising at any meeting shall be determined by a majority of votes of the committee members present and in case of an equality of votes the chairperson shall have a second or casting vote.

119.	All acts done by any meeting of the Directors or of a committee of Directors, or by any Person acting as a Director, shall notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or Person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such Person had been duly appointed and was qualified to be a Director.

PRESUMPTION OF ASSENT

120.	A Director who is present at a meeting of the Board of Directors at which an action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent from such action with the person acting as the chairperson or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

DIVIDENDS

121.	Subject to any rights and restrictions for the time being attached to any Shares, the Directors may from time to time declare dividends (including interim dividends) and other distributions on Shares in issue and authorize payment of the same out of the funds of the Company lawfully available therefor.

122.	Subject to any rights and restrictions for the time being attached to any Shares, the Company by Ordinary Resolution may declare dividends, but no dividend shall exceed the amount recommended by the Directors.

123.	The Directors may, before recommending or declaring any dividend, set aside out of the funds legally available for distribution such sums as they think proper as a reserve or reserves which shall, in the absolute discretion of the Directors, be applicable for meeting contingencies or for equalizing dividends or for any other purpose to which those funds may be properly applied, and pending such application may in the absolute discretion of the Directors, either be employed in the business of the Company or be invested in such investments (other than Shares of the Company) as the Directors may from time to time think fit.

124.	Any dividend payable in cash to the holder of Shares may be paid in any manner determined by the Directors. If paid by cheque it will be sent by mail addressed to the holder at his address in the Register, or addressed to such person and at such addresses as the holder may direct. Every such cheque or warrant shall, unless the holder or joint holders otherwise direct, be made payable to the order of the holder or, in the case of joint holders, to the order of the holder whose name stands first on the Register in respect of such Shares, and shall be sent at his or their risk and payment of the cheque or warrant by the bank on which it is drawn shall constitute a good discharge to the Company.

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125.	The Directors may determine that a dividend shall be paid wholly or partly by the distribution of specific assets (which may consist of the shares or securities of any other company) and may settle all questions concerning such distribution. Without limiting the generality of the foregoing, the Directors may fix the value of such specific assets, may determine that cash payment shall be made to some Shareholders in lieu of specific assets and may vest any such specific assets in trustees on such terms as the Directors think fit.

126.	Subject to any rights and restrictions for the time being attached to any Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares, but if and for so long as nothing is paid up on any of the Shares dividends may be declared and paid according to the par value of the Shares. No amount paid on a Share in advance of calls shall, while carrying interest (where applicable), be treated for the purposes of this Article as paid on the Share.

127.	If several Persons are registered as joint holders of any Share, any of them may give effective receipts for any dividend or other moneys payable on or in respect of the Share.

128.	No dividend shall bear interest against the Company.

129.	Any dividend unclaimed after a period of six (6) calendar years from the date of declaration of such dividend may be forfeited by the Board of Directors and, if so forfeited, shall revert to the Company.

ACCOUNTS, AUDIT AND ANNUAL RETURN AND DECLARATION

130.	The books of account relating to the Company’s affairs shall be kept in such manner as may be determined from time to time by the Directors.

131.	The books of account shall be kept at the Registered Office, or at such other place or places as the Directors think fit, and shall always be open to the inspection of the Directors.

132.	The Directors may from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Shareholders not being Directors, and no Shareholder (not being a Director) shall have any right to inspect any account or book or document of the Company except as conferred by law or authorized by the Directors or by Special Resolution.

133.	The accounts relating to the Company’s affairs shall be audited in such manner and with such financial year end as may be determined from time to time by the Directors or failing any determination as aforesaid shall not be audited.

134.	The Directors may appoint an auditor of the Company who shall hold office until removed from office by a resolution of the Directors and may fix his or their remuneration.

135.	Every auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the auditors.

136.	The auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment, and at any time during their term of office, upon request of the Directors or any general meeting of the Shareholders.

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137.	The Directors in each calendar year shall prepare, or cause to be prepared, an annual return and declaration setting forth the particulars required by the Companies Act and deliver a copy thereof to the Registrar of Companies in the Cayman Islands.

CAPITALIZATION OF RESERVES

138.	Subject to the Companies Act, the Directors may:

(a)	resolve to capitalize an amount standing to the credit of reserves (including a Share Premium Account, capital redemption reserve and profit and loss account), which is available for distribution;

(b)	appropriate the sum resolved to be capitalized to the Shareholders in proportion to the nominal amount of Shares (whether or not fully paid) held by them respectively and apply that sum on their behalf in or towards:

(i)	paying up the amounts (if any) for the time being unpaid on Shares held by them respectively, or

(ii)	paying up in full unissued Shares or debentures of a nominal amount equal to that sum,

and allot the Shares or debentures, credited as fully paid, to the Shareholders (or as they may direct) in those proportions, or partly in one way and partly in the other, but the Share Premium Account, the capital redemption reserve and profits which are not available for distribution may, for the purposes of this Article, only be applied in paying up unissued Shares to be allotted to Shareholders credited as fully paid;

(c)	make any arrangements they think fit to resolve a difficulty arising in the distribution of a capitalized reserve and in particular, without limitation, where Shares or debentures become distributable in fractions the Directors may deal with the fractions as they think fit;

(d)	authorize a Person to enter (on behalf of all the Shareholders concerned) into an agreement with the Company providing for either:

(i)	the allotment to the Shareholders respectively, credited as fully paid, of Shares or debentures to which they may be entitled on the capitalization, or

(ii)	the payment by the Company on behalf of the Shareholders (by the application of their respective proportions of the reserves resolved to be capitalized) of the amounts or part of the amounts remaining unpaid on their existing Shares, and any such agreement made under this authority being effective and binding on all those Shareholders; and

(e)	generally do all acts and things required to give effect to the resolution.

SHARE PREMIUM ACCOUNT

139.	The Directors shall in accordance with the Companies Act establish a Share Premium Account and shall carry to the credit of such account from time to time a sum equal to the amount or value of the premium paid on the issue of any Share.

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140.	There shall be debited to any Share Premium Account on the redemption or purchase of a Share the difference between the nominal value of such Share and the redemption or purchase price provided always that at the discretion of the Directors such sum may be paid out of the profits of the Company or, if permitted by the Companies Act, out of capital.

NOTICES

141.	Except as otherwise provided in these Articles, any notice or document may be served by the Company or by the Person entitled to give notice to any Shareholder either personally, or by posting it by airmail or a recognized courier service in a prepaid letter addressed to such Shareholder at his address as appearing in the Register, or by electronic mail to any electronic mail address such Shareholder may have specified in writing for the purpose of such service of notices, or by facsimile to any facsimile number such Shareholder may have specified in writing for the purpose of such service of notices, or by placing it on the Company’s Website should the Directors deem it appropriate. In the case of joint holders of a Share, all notices shall be given to that one of the joint holders whose name stands first in the Register in respect of the joint holding, and notice so given shall be sufficient notice to all the joint holders.

142.	Notices sent from one country to another shall be sent or forwarded by prepaid airmail or a recognized courier service.

143.	Any Shareholder Present at any meeting of the Company shall for all purposes be deemed to have received due notice of such meeting and, where requisite, of the purposes for which such meeting was convened.

144.	Any notice or other document, if served by:

(a)	post, shall be deemed to have been served five (5) calendar days after the time when the letter containing the same is posted;

(b)	facsimile, shall be deemed to have been served upon production by the transmitting facsimile machine of a report confirming transmission of the facsimile in full to the facsimile number of the recipient;

(c)	recognized courier service, shall be deemed to have been served forty-eight (48) hours after the time when the letter containing the same is delivered to the courier service; or

(d)	electronic means, shall be deemed to have been served immediately (i) upon the time of the transmission to the electronic mail address supplied by the Shareholder to the Company or (ii) upon the time of its placement on the Company’s Website.

In proving service by post or courier service it shall be sufficient to prove that the letter containing the notice or documents was properly addressed and duly posted or delivered to the courier service.

145.	Any notice or document delivered or sent by post to or left at the registered address of any Shareholder in accordance with the terms of these Articles shall notwithstanding that such Shareholder be then dead or bankrupt, and whether or not the Company has notice of his death or bankruptcy, be deemed to have been duly served in respect of any Share registered in the name of such Shareholder as sole or joint holder, unless his name shall at the time of the service of the notice or document have been removed from the Register as the holder of the Share, and such service shall for all purposes be deemed a sufficient service of such notice or document on all Persons interested (whether jointly with or as claiming through or under him) in the Share.

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146.	Notice of every general meeting of the Company shall be given to:

(a)	all Shareholders holding Shares with the right to receive notice and who have supplied to the Company an address for the giving of notices to them; and

(b)	every Person entitled to a Share in consequence of the death or bankruptcy of a Shareholder, who but for his death or bankruptcy would be entitled to receive notice of the meeting.

No other Person shall be entitled to receive notices of general meetings.

INFORMATION

147.	Subject to the relevant laws, rules and regulations applicable to the Company, no Shareholder shall be entitled to require discovery of any information in respect of any detail of the Company’s trading or any information which is or may be in the nature of a trade secret or secret process which may relate to the conduct of the business of the Company and which in the opinion of the Board would not be in the interests of the Shareholders to communicate to the public.

148.	Subject to due compliance with the relevant laws, rules and regulations applicable to the Company, the Board shall be entitled to release or disclose any information in its possession, custody or control regarding the Company or its affairs to any of its Shareholders including, without limitation, information contained in the Register and transfer books of the Company.

INDEMNITY

149.	Every Director (including for the purposes of this Article any alternate Director appointed pursuant to the provisions of these Articles), Secretary, assistant Secretary, or other officer for the time being and from time to time of the Company (but not including the Company’s auditors) and the personal representatives of the same (each an “Indemnified Person”) shall be indemnified and secured harmless against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such Indemnified Person, other than by reason of such Indemnified Person’s own dishonesty, willful default or fraud, in or about the conduct of the Company’s business or affairs (including as a result of any mistake of judgment) or in the execution or discharge of his duties, powers, authorities or discretions, including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such Indemnified Person in defending (whether successfully or otherwise) any civil proceedings concerning the Company or its affairs in any court whether in the Cayman Islands or elsewhere.

150.	No Indemnified Person shall be liable:

(a)	for the acts, receipts, neglects, defaults or omissions of any other Director or officer or agent of the Company; or

(b)	for any loss on account of defect of title to any property of the Company; or

(c)	on account of the insufficiency of any security in or upon which any money of the Company shall be invested; or

(d)	for any loss incurred through any bank, broker or other similar Person; or

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(e)	for any loss occasioned by any negligence, default, breach of duty, breach of trust, error of judgement or oversight on such Indemnified Person’s part; or

(f)	for any loss, damage or misfortune whatsoever which may happen in or arise from the execution or discharge of the duties, powers, authorities, or discretions of such Indemnified Person’s office or in relation thereto;

unless the same shall happen through such Indemnified Person’s own dishonesty, willful default or fraud.

FINANCIAL YEAR

151.	Unless the Directors otherwise prescribe, the financial year of the Company shall end on December 31st in each calendar year and shall begin on January 1st in each calendar year.

NON-RECOGNITION OF TRUSTS

152.	No Person shall be recognized by the Company as holding any Share upon any trust and the Company shall not, unless required by law, be bound by or be compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any Share or (except only as otherwise provided by these Articles or as the Companies Act requires) any other right in respect of any Share except an absolute right to the entirety thereof in each Shareholder registered in the Register.

WINDING UP

153.	If the Company shall be wound up the liquidator may, with the sanction of a Special Resolution of the Company and any other sanction required by the Companies Act, divide amongst the Shareholders in species or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may for that purpose value any assets and subject to Article 154, determine how the division shall be carried out as between the Shareholders or different classes of Shareholders. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Shareholders as the liquidator, with the like sanction, shall think fit, but so that no Shareholder shall be compelled to accept any asset upon which there is a liability.

154.	If the Company shall be wound up, and the assets available for distribution amongst the Shareholders shall be insufficient to repay the whole of the share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Shareholders in proportion to the par value of the Shares held by them. If in a winding up the assets available for distribution amongst the Shareholders shall be more than sufficient to repay the whole of the share capital at the commencement of the winding up, the surplus shall be distributed amongst the Shareholders in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise. This Article is without prejudice to the rights of the holders of Shares issued upon special terms and conditions.

AMENDMENT OF MEMORANDUM AND ARTICLES OF ASSOCIATION

155.	Subject to the Companies Act, the Company may at any time and from time to time by Special Resolution alter or amend the Memorandum of Association or these Articles in whole or in part.

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CLOSING OF REGISTER OR FIXING RECORD DATE

156.	For the purpose of determining those Shareholders that are entitled to receive notice of, attend or vote at any meeting of Shareholders or any adjournment thereof, or those Shareholders that are entitled to receive payment of any dividend, or in order to make a determination as to who is a Shareholder for any other purpose, the Directors may provide that the Register shall be closed for transfers for a stated period which shall not exceed in any case thirty (30) calendar days in any calendar year.

157.	In lieu of or apart from closing the Register, the Directors may fix in advance a date as the record date for any such determination of those Shareholders that are entitled to receive notice of, attend or vote at a meeting of the Shareholders and for the purpose of determining those Shareholders that are entitled to receive payment of any dividend the Directors may, at or within ninety (90) calendar days prior to the date of declaration of such dividend, fix a subsequent date as the record date for such determination.

158.	If the Register is not so closed and no record date is fixed for the determination of those Shareholders entitled to receive notice of, attend or vote at a meeting of Shareholders or those Shareholders that are entitled to receive payment of a dividend, the date on which notice of the meeting is posted or the date on which the resolution of the Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Shareholders. When a determination of those Shareholders that are entitled to receive notice of, attend or vote at a meeting of Shareholders has been made as provided in this Article, such determination shall apply to any adjournment thereof.

REGISTRATION BY WAY OF CONTINUATION

159.	The Company may by Special Resolution resolve to be registered by way of continuation in a jurisdiction outside the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing. In furtherance of a resolution adopted pursuant to this Article, the Directors may cause an application to be made to the Registrar of Companies to deregister the Company in the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing and may cause all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

DISCLOSURE

160.	The Directors, or any service providers (including the officers, the Secretary and the registered office provider of the Company) specifically authorized by the Directors, shall be entitled to disclose to any regulatory or judicial authority or to any stock exchange on which securities of the Company may from time to time be listed any information regarding the affairs of the Company including without limitation information contained in the Register and books of the Company.

MERGERS AND CONSOLIDATION

161.	The Company shall have the power to merge or consolidate with one or more other constituent companies (as defined in the Companies Act) upon such terms as the Directors may determine and (to the extent required by the Companies Act) with the approval of a Special Resolution.

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EXCLUSIVE FORUM

162.	Subject to Article 163, unless the Company consents in writing to the selection of an alternative forum, the courts of the Cayman Islands shall have exclusive jurisdiction to hear, settle and/or determine any dispute, controversy or claim related to the Company (including any non-contractual dispute, controversy or claim) whether arising out of or in connection with these Articles or otherwise, including any questions regarding the existence, validity, formation or termination of any dispute, controversy or claim related to the Company. For the avoidance of doubt and without limiting the jurisdiction of the Cayman Courts to hear, settle and/or determine disputes related to the Company, the courts of the Cayman Islands shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Director, officer, or other employee of the Company to the Company or the Shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Companies Act or these Articles including but not limited to any purchase or acquisition of Shares, security, or guarantee provided in consideration thereof, or (iv) any action asserting a claim against the Company which if brought in the United States would be a claim arising under the internal affairs doctrine (as such concept is recognized under the laws of the United States from time to time).

163.	Unless the Company consents in writing to the selection of an alternative forum, the United States District Court for the Southern District of New York (or, if the United States District Court for the Southern District of New York lacks subject matter jurisdiction over a particular dispute, the state courts in New York County, New York) shall be the exclusive forum within the United States for the resolution of any complaint asserting a cause of action arising out of or relating in any way to the federal securities laws of the United States, regardless of whether such legal suit, action, or proceeding also involves parties other than the Company. Any person or entity purchasing or otherwise acquiring any Share or other securities in the Company shall be deemed to have notice of and consented to the provisions of this Article and Article 162 above. Without prejudice to the foregoing, if any part of this Article and Article 162 is held to be illegal, invalid or unenforceable under applicable law, the legality, validity or enforceability of the rest of these Articles shall not be affected and this Article and Article 162 shall be interpreted and construed to the maximum extent possible to apply in the relevant jurisdiction with whatever modification or deletion may be necessary so as best to give effect to the intention of the Company.

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SPECIAL MEETING OF STOCKHOLDERS OF CASI PHARMACEUTICALS, INC. March 20, 2023 GO GREEN e-Consent makes it easy to go paperless. Withe-Consent,you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MARCH 20, 2023. You may obtain a copy of the related proxy statement, the accompanying Notice of Special Meeting of Stockholders, and the form of proxy card without charge by visiting www.casipharmaceuticals.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach and mail in the envelope provided. 00030000030000000000 8 000023 To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0 CASI PHARMACEUTICALS, INC. SPECIAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Rui Zhang and Alexander Zukiwski, MD and each of them as proxy (each of whom shall have full power of substitution) to represent the undersigned at the Special Meeting of Stockholders to be held at CASI's office, 9620 Medical Center Drive, Suite 300, Rockville, MD 20850 on March 20, 2023 at 9:00 AM, and at any adjournment or postponement thereof, and to vote the shares of common stock the undersigned would be entitled to vote if personally present, as indicated on the reverse. (Continued and to be signed on the reverse side) 1.1 14475